                                  Exhibit 99


                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                                 July 31, 2000

                                                                   Total
                                                            Consolidated
                                                          --------------
Assets:
------
Cash and cash equivalents                                 $   16,825,828
Cash in escrow and restricted cash                            39,062,230
Mortgage receivables, net                                    254,808,235
Retained interests                                            28,450,184
Intercompany receivable                                                -
Due from related parties                                      19,676,041
Other receivables, net                                        67,775,878
Prepaid expenses and other assets                             16,032,831
Investment in joint ventures                                  20,072,112
Real estate and development costs                            346,375,248
Property and equipment, net                                  131,188,878
Intangible assets                                            102,258,956
                                                          --------------

Total assets                                              $1,042,526,421
                                                          ==============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                    $   82,631,902
Notes payable subject to compromise                          479,574,643
Accounts payable not subject to compromise                    22,670,527
Accrued liabilities                                           59,430,987
Notes payable not subject to compromise                      246,537,260
Deferred taxes                                                 6,481,757
                                                          --------------
Total liabilities                                            897,327,076
                                                          --------------

Stockholders' equity                                         145,199,345

Total liabilities and equity                              $1,042,526,421
                                                          ==============

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                       For the Month Ended July 31, 2000

                                                                   Total
                                                            Consolidated
                                                          --------------
Revenues:
--------
Vacation interests sales                                  $   13,897,493
Interest income                                                2,637,679
Other income (loss)                                            3,174,677
                                                          --------------
   Total revenues                                             19,709,849
                                                          --------------

Costs & operating expenses:
--------------------------
Vacation interests cost of sales                               3,334,716
Advertising, sales and marketing                               7,604,559
Provision for doubtful accounts                                3,215,184
Loan portfolio expenses                                          793,326
General & administrative                                       5,162,126
Depreciation & amortization                                    2,114,508
                                                          --------------
Total costs & operating expenses                              22,224,419
                                                          --------------

(Loss) income from operations                                 (2,514,570)

Interest expense                                               2,811,277
Realized loss on available-for-sale securities                   674,192
Equity (gain) on investment in joint ventures                   (325,776)
Bankruptcy expenses                                            1,361,717
                                                          --------------
Loss before provision for taxes                               (7,035,980)

Provision for income taxes                                        98,699
                                                          --------------
Net (loss) income                                         $   (7,134,679)
                                                          ==============

                                                                      Form No. 5
                                                                        (page 1)

                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                          )           CHAPTER 11
SUNTERRA CORPORATION et al.,    )           Case No. 00-5-6931-JS
                                                     ----------------
                                )
                  Debtor(s)     )

MONTHLY OPERATING REPORT  Calendar Month  July 1 to July 31, 2000
                                          ----------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:    Cash _____________       Accrual         X
                                                         ---------------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     -------------------------------------------------------------------------
     6177 South Lake Ellenor Drive, Orlando, Florida 32809 (407) 532-1000
     -------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:                 825
                                                   -------------------
     Current number of employees                           825
                                                   -------------------
     Gross monthly payroll:
        Officers, directors and principals         $   311,820
                                                   -----------------
        Other employees                            $ 1,248,677
                                                   -----------------
     All post-petition payroll obligations
     including payroll taxes are current.
     Exceptions:                                          None
                                                   -------------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                              ---
     explain:

     _________________________________________________________________________

     _________________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____  Not Applicable ____
               ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date.

        Collected this Period                      $
                                                     _________________
        Ending Balance                             $
                                                     _________________

7. POST-PETITION ACCOUNTS RECEIVABLE: Calculation still in process, will supply at a later date.
     0-30 Days:  $________    31-60 Days: $________     Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies.? Yes ____ No ____.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days:  $2,100,749__    31-60 Days: $153,132   Over 60 Days: $0_
                 ----------                  --------                 --

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies. The AP schedule, which provides the details for the prior period is not available. This schedule is updated and reflects only the current period.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due? Yes X No ____.
        ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes ___ No _X___.

     If yes, explain:__________________________________________________________

     __________________________________________________________________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                     ---

     If no, explain:___________________________________________________________

     __________________________________________________________________________


12. INSURANCE: Policy expiration dates: Same as Attachment B as filed in the June MOR.

     Auto and Truck  _________________       Liability      ___________________
     Fire            _________________       Workers Comp   ___________________
     Other           _________________       Expires:       ___________________


13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                       ---

     If yes, explain:__________________________________________________________

     __________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)? Yes ____ No X .
                                                                            ---

                                                                      Form No. 5
                                                                        (page 3)

     If yes, explain:__________________________________________________________

     __________________________________________________________________________
     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No
                                           ---   ___

     If no, explain:___________________________________________________________

     __________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes ____ No X .
                                                              ---

     If yes, explain:__________________________________________________________

     __________________________________________________________________________
     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.


Please discuss any pending motions to sell estate assets:
   Type of Motion          Brief Description of Asset        Projected Income
   --------------          --------------------------        ----------------
_____________________    _______________________________    ___________________

_____________________    _______________________________    ___________________

_____________________    _______________________________    ___________________

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: ____

15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                                     Frequency of               Amount           Next            Post-Petition
                                     Payments per               of Each          Payment         Pmts. Not Made
Creditor                             Contract                   Payment          Due             No. Amt
-------------------------------------------------------------------------------------------------------------------
Finova (endpaper)                                               $  315,920
-------------------------------------------------------------------------------------------------------------------
Ableco Financing                                                $  307,917
-------------------------------------------------------------------------------------------------------------------
First Union                                                     $   27,872
-------------------------------------------------------------------------------------------------------------------
98-A Securitization                                             $1,298,320
-------------------------------------------------------------------------------------------------------------------
99-A Securitization                                             $1,853,253
-------------------------------------------------------------------------------------------------------------------
99-B Securitization                                             $1,298,320
-------------------------------------------------------------------------------------------------------------------
Pasquale Rinalde (Cypress mortgage)                             $    1,805
-------------------------------------------------------------------------------------------------------------------
GE Capital (Matrix leases)                                      $  163,301
-------------------------------------------------------------------------------------------------------------------
___________________________________________________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 4)


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional                       Service                               Amount Paid
------------                       -------                               -----------
Schulte Roth Zabel               legal                                      $107,639
----------------------------------------------------------------------------------------------------------------
David Fleishman                  legal - San Luis Bay                       $  4,654
----------------------------------------------------------------------------------------------------------------
Needles & Rosenberg              legal/trademark renewal                    $  1,780
----------------------------------------------------------------------------------------------------------------
Needles & Rosenberg              legal/trademark renewal                    $    950
----------------------------------------------------------------------------------------------------------------
Ralph Brekan & Co.               acquisitions services                      $  2,500
----------------------------------------------------------------------------------------------------------------

Note: If payments were made to any professional during the reporting period, a
----
copy of the order authorizing payment must be attached.
                                      ----

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period: Monthly
     Disbursements:                Month 1  $____________
     (calendar quarter)            Month 2  $____________
                                   Month 3  $____________
                                   Total    $____________

     Fee Paid $  0
               -----------


VERIFICATION

     I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:            10/2/00                            DEBTOR IN POSSESSION
             ----------------------------------

Name/Title:       David Hawthorne, CFO               By: /s/ DAVID E. HAWTHORNE
             ----------------------------------         -----------------------

Address:          6177 South Lake Ellenor Drive, Orlando, Florida 32809
             -------------------------------------------------------------------

Telephone:        (407) 532-1000
             ----------------------------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See June MOR and Attachment D for bank account listing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The business of the Debtor is complex. While every effort has been made to make the July Monthly Operations Report accurate and complete, unintentional errors or omissions may exist. In the event that errors or omissions are discovered, the July Operating Report will be supplemented and/or amended as appropriate.


                      ADDENDUM TO MONTHLY OPERATING REPORT

     The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF MARYLAND

                              (Baltimore Division)

In re:                                  *

SUNTERRA CORPORATION, et al.,           *    Case Nos. 00-5-6931-JS through
                      ------                 00-5-6967-JS, 00-5-8313-JS

              Debtors.                  *         (Chapter 11)

                                        *    (Jointly Administered
                                             under Case No. 00-5-6931-JS)
*        *        *        *        *       *         *      *        *        *

                             CERTIFICATE OF SERVICE

     I certify that on this 16/th/ day of October, 2000, a copy of the Debtors' consolidated July Monthly Operating Report was sent by first-class mail, postage prepaid, to:

                    Karen H. Moore, Esquire
                    Office of the United States Trustee
                    300 West Pratt Street, Suite 350
                    Baltimore, Maryland 21201

                    Brad E. Scheler, Esquire
                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, New York 10004

                    Joel I. Sher, Esquire
                    Shapiro Sher & Guinot
                    36 South Charles Street
                    Baltimore, Maryland 21201

                                             /s/ MARTIN T. FLETCHER
                                             -------------------------------
                                             Martin T. Fletcher, Bar No. 07608
                                             WHITEFORD, TAYLOR & PRESTON, LLP
                                             Co-Counsel for Debtors and Debtors
                                             in Possession
                                             Seven Saint Paul
                                             Street - Suite 1400
                                             Baltimore, Maryland 21202
                                             (410) 347-8700

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                             Total
                                                      Consolidated
Legal entity                                              Sunterra
Bankruptcy filing number                               Corporation
Revenues:                                              -----------
--------
Vacation interests sales                               $ 7,177,973
Interest income                                          2,488,849
Other income (loss)                                        602,146
                                                       -----------
 Total revenues                                         10,268,968
                                                       -----------
Costs & operating expenses:
--------------------------
Vacation interests cost of sales                         1,918,427
Advertising, sales and marketing                         4,034,708
Provision for doubtful accounts                          3,170,070
Loan portfolio expenses                                    784,851
General & administrative                                 3,160,787
Depreciation & amortization                              1,538,596
                                                       -----------
Total costs & operating expenses                        14,607,439
                                                       -----------

(Loss) income from operations                           (4,338,471)

Interest expense                                         2,849,380
Realized loss on available-for-sale securities             674,192
Bankruptcy expenses                                      1,361,717
                                                       -----------
Loss before provision for taxes                         (9,223,760)

Provision for income taxes                                       -
                                                       -----------
Net (loss) income                                      $(9,223,760)
                                                       ===========

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                         Total
                                                  Consolidated
Legal entity                                          Sunterra
Bankruptcy filing number                           Corporation
Assets:                                            -----------
------
Cash and cash equivalents                         $  8,343,151
Cash in escrow and restricted cash                  24,887,480
Mortgage receivables, net                          237,514,987
Retained interests                                  28,450,184
Intercompany receivable                            115,567,773
Due from related parties                             6,855,469
Other receivables, net                              56,360,880
Prepaid expenses and other assets                   12,880,542
Investment in joint ventures                         1,367,373
Real estate and development costs                  291,349,369
Property and equipment, net                         97,563,436
Intangible assets                                   56,584,262
                                                  ------------

Total assets                                      $937,724,906
                                                  ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise            $ 82,631,902
Notes payable subject to compromise                479,574,643
Accounts payable not subject to compromise           9,697,902
Accrued liabilities                                 20,280,704
Notes payable not subject to compromise            245,659,159
Deferred taxes                                       6,075,298
                                                  ------------
Total liabilities                                  843,919,608
                                                  ------------

Stockholders' equity                                93,805,298

Total liabilities and equity                      $937,724,906
                                                  ============

                                                    Form No. 8
United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000
                                                             Total
                                                      Consolidated
Legal entity                                              Sunterra
Bankruptcy filing number                               Corporation
                                                       -----------
Beginning Cash Balance                            a    $ 9,964,516
----------------------
Interest Income on full DIP draw                            46,841

Deposit/Collections
-------------------
Cash-Out Program                                            97,517
Encore                                                     578,353
Rental Income                                              426,284
Ticket Sales                                             2,353,662
Other-Design International                                  10,147
Tour Sales                                                   3,684
Closing Costs                                                  285
Operating Refunds                                          238,969
Conversions                                                 30,045
Exit Package Sales                                               -
Management Fees                                              6,814
Escrow Funds                                               156,113
Sunterra's Collections on Mortgages Receivable           3,474,922
Vacation Ownership Sales                                   150,804
Sunterra Finance Servicing Fee Income                       97,228
Tax Refunds                                                  1,210
Employee Payroll Deduction Reimbursement                    39,373
HOA Property Insurance Reimbursement                        27,693
HOA WC/GL Insurance Reimbursement                          216,916
Non-Debtor Insurance Reimbursement                               -
Non-Debtor Reimbursements                                   37,863
                                                       -----------

   Subtotal-Deposit/Collection Inflows                   7,947,881

Resort Operating & Payroll Balances (added back)  b      2,940,687


Other
-----
Asset Sales                                                      -
Scottsdale Fire Insurance Claims                           218,141
                                                       -----------

Total Cash Inflows                                     $11,153,550
                                                       -----------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                             Total
                                                      Consolidated
Legal entity                                              Sunterra
Bankruptcy filing number                               Corporation
                                                       -----------
Outflows:
---------
Operating-Corporate                                     $   846,921
Operating-Sunterra Finance                                  512,353
Operating-Premier (Orlando)                               1,332,077
Operating-Carlsbad                                           49,971
Operating-FATT                                                9,155
Operating-Myrtle Beach                                       32,282
Operating-Resorts                                           964,647
Payroll-Corporate                                         1,503,721
Payroll-Sunterra Finance                                    158,804
Payroll-RMI                                                 264,927
Payroll-FATT                                                 27,731
Payroll-Resorts(S&W)                                      1,090,961
Commissions-Pre                                                 230
Commissions-Post                                            779,319
HOA Subsidies & Maintenance Fees                          2,527,707
Health Claims                                               760,465
Insurance - Coverage Premiums                               509,311
Insurance - Performance Bonds                               105,000
Property Taxes                                                2,500
DIP Financing Fees                                           26,667
IT Equipment Lease                                          163,301
Professional Fees                                           122,074
                                                       ------------
Subtotal of Operating Outflows                           11,790,124

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                           200,000

Interest /Financing
-------------------
Interest on First Union Line                                 27,972
Interest Expense on DIP                                     281,250
                                                        -----------
Total Outflows                                          $12,299,346

Ending Cash Balance                                     $ 8,818,720
Non cash adjustments                                       (134,510)
                                                        -----------
Balance per Cash Flow                                   $ 8,684,210

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In  Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                          Total
                                                   Consolidated
Legal entity                                           Sunterra
Bankruptcy filing number                            Corporation
                                                    -----------
Reconciliation
--------------
Bank Balances:
First Union                                           2,832,698
Bank of America                                          45,911
Salomon Smith Barney                                  4,299,222
Credit Card Reserve                            c        415,896
Resort Cash Accounts                           b      5,128,136
                                                 --------------
Total Bank Balances                              $   12,721,863
                                                 --------------

Less Outstanding Checks                              (4,037,653)
                                                 --------------
Total Cash per Balance Sheet                     $    8,684,210
                                                 --------------
Difference

Notes to Debtors' Cash Flow
---------------------------
a) Beginning cash balance includes Corporate Cash only

b) This represents the funding of various bank accounts by the Corporate office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing, this cash is still in the cash accounts at the resort levels.

c) Chase credit card reserve is presented on the balance sheet as a reserve and not a cash balance. Cash Flow shows cash received, but held in a reserve account by Chase. Not cash available for operating uses.

The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                              Sunterra
Legal entity                                                Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $  1,035,410
Interest income                                                        -
Other income (loss)                                              222,016
                                                            ------------
   Total revenues                                              1,257,426
                                                            ------------
Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                 215,401
Advertising, sales and marketing                                 780,329
Provision for doubtful accounts                                    6,150
Loan portfolio expenses                                            4,143
General & administrative                                       2,697,130
Depreciation & amortization                                    1,233,032
                                                            ------------
Total costs & operating expenses                               4,936,185
                                                            ------------
(Loss) income from operations                                 (3,678,759)

Interest expense                                               1,623,440
Realized loss on available-for-sale securities                         -
Bankruptcy expenses                                            1,361,717
                                                            ------------
Loss before provision for taxes                               (6,663,916)
Provision for income taxes                                             -
                                                            ------------
Net (loss) income                                           $ (6,663,916)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                   $    6,213,914
Cash in escrow and restricted cash                               5,257,862
Mortgage receivables, net                                            9,668
Retained interests                                                       -
Intercompany receivable                                        378,597,305
Due from related parties                                         5,088,027
Other receivables, net                                          20,433,439
Prepaid expenses and other assets                                6,734,909
Investment in joint ventures                                     1,502,420
Real estate and development costs                              118,317,173
Property and equipment, net                                     78,816,084
Intangible assets                                               39,692,314
                                                            --------------

Total assets                                                $  660,663,115
                                                            ==============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                      $   47,752,806
Notes payable subject to compromise                            478,400,000
Accounts payable not subject to compromise                       6,135,344
Accrued liabilities                                             15,481,459
Notes payable not subject to compromise                        137,675,040
Deferred taxes                                                   6,056,378
                                                            --------------
Total liabilities                                              691,501,027
                                                            --------------

Stockholders' equity                                           (30,837,912)

Total liabilities and equity                                $  660,663,115
                                                            ==============

                                                                  Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors Cash Flow Statement
For the Month Ended July 31, 2000

                                                                    Sunterra
Legal entity                                                     Corporation
Bankruptcy filing number                                        00-5-6931-JS
Inflows:                                                        ------------
-------
Interest Income on full DIP draw                               $      46,841
                                                               -------------
Deposit/Collection
------------------
Encore                                                               188,403
Rental Income                                                        444,483
Tours                                                                  3,788
Operating Refunds                                                    211,364
Conversions                                                           29,945
Management Fees                                                        6,814
Escrow Funds                                                         174,228
Sunterra's Collections on Mortgages Receivable                     3,474,922
Employee Payroll Deduction Reimbursement                              27,664
HOA Property Insurance Reimbursement                                  27,693
HOA WC/GL Insurance Reimbursement                                    216,916
Non-Debtor Insurance Reimbursement                                         -
Non-Debtor Reimbursements                                             37,863
                                                               -------------
   Subtotal-Deposit/Collection Inflows                             4,844,082

Other
-----
Asset Sales                                                                -
Scottsdale Fire Insurance Claims                                     218,141
                                                               -------------
   Total Cash Inflows                                              5,109,064
                                                               -------------

Outflows:
--------
Operating-Corporate                                                  846,921
Operating-FATT                                                         9,155
Operating-Resorts                                                    263,965
Payroll-Corporate                                                  1,503,721
Payroll-FATT                                                          27,731
Payroll-Resorts(S&W)                                                 154,458
Commissions-Post                                                     118,951
HOA Subsidies & Maintenance Fees                                   2,428,257
Health Claims                                                        760,465
Insurance - Coverage Premiums                                        509,311
Insurance - Performance Bonds                                        105,000
Property Taxes                                                         2,500
DIP Financing Fees                                                    26,667
IT Equipment Lease                                                   163,301
Professional Fees                                                    122,074
                                                               -------------
   Total Cash Outflows                                         $   7,042,477
                                                               -------------

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000



                                                               Sunterra
Legal entity                                                Corporation
Bankruptcy filing number                                   00-5-6931-JS
                                                           ------------
Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                               200,000

Interest/Financing
------------------
Interest on First Union Line                                     27,972
Interest Expense on DIP                                         281,250
                                                           ------------

Total Cash Outflow for Corporate                           $  7,551,699
                                                           ------------

Notes to Debtors' Cash Flow
---------------------------
Represents the funding of various bank accounts by the Corporate Office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing issues, this cash is still in the cash accounts at resort levels.

Legal     Date                                          Payable
Entity  Received      Invoice Payable to                 From        Description of Invoice / Service         Commission     Other
------------------------------------------------------------------------------------------------------------------------------------
Corp    7/5/00    California Dept of Real Estate        Corp        Renewal Fee for Conditional Public Rpt                   450.00
Corp    7/6/00    Treasurer of Virginia                 Corp        Renewal Fee- State of Virginia                           500.00
Corp    7/18/00   Arizona Div Child Support             Corp        Garnishment (reissue check)                              400.70
Corp    7/18/00   State of Missouri                     Corp        EPL (reissue check)                                      486.45
Corp    7/18/00   Department of Commerce - Hawaii       Corp        EPL (reissue check)                                    2,282.56
Corp    7/19/00   North Carolina Real Estate Board      Corp                                                                 800.00
Corp    7/19/00   Georgia Sec of State                  Corp                                                                  60.00
Corp    7/19/00   Nevada Secretary of State             Corp                                                                  85.00
Corp    7/19/00   Orange County Comptroller             Corp                                                                  24.00
Corp    7/19/00   Sec of State Illinois                 Corp                                                                 174.50
Corp    7/19/00   Sec of State Iowa                     Corp                                                                   5.00
Corp    7/19/00   State of Missouri                     Corp                                                                  10.00
Corp    7/19/00   Treasurer Virginia                    Corp                                                                 620.00
Corp              Clerk of Court-Orange                 Corp                                                                   6.00
Corp    7/26/00   Bureau of Elevator Safety             Corp        Renewal application                                       32.00
Corp    7/26/00   Florida Bar                           Corp        Business law                                             120.00
Corp    7/26/00   Fla Dept of                           Corp        Return ck charge                                          15.00
Corp    7/26/00   Fla Secretary of State                Corp        File amendments - Fl annual report                     1,347.50
Corp    7/26/00   Nevada Sec of State                   Corp        File annual report                                        85.00
Corp    7/26/00   Orange Cty Comptroller                Corp        Record notice of commencement                             33.00
Corp    7/26/00   State of Colorado                     Corp        Periodic report                                          100.00
Corp    7/26/00   State of Michigan                     Corp        Annual report info                                        15.00
Corp    7/26/00   State Treasurer of Washington         Corp        Renew annual report                                       84.00
Corp    7/26/00   Sec of State Georgia                  Corp        Renew annual report                                       15.00
Corp    7/26/00   Sec of State Minnesota                Corp        Renew annual report                                       60.00
Corp    7/26/00   Office bank & Real Estate - Illinois  Corp        Amendment fees                                           500.00
Corp    7/27/00   State of Nevada                       Corp                                                                 500.00
Corp    7/27/00   State of New Jersey                   Corp                                                                 750.00


                                                                       Total for Governmental Fees & Taxes - Corp      -   9,560.71

Corp    7/19/00   Configurations                        Corp        Storage rent                                              73.60
Corp    7/26/00   Lake Ellenor Business center          Corp        Rent                                                  30,037.64
Corp    7/26/00   Public Storage                        Corp        Rent                                                     564.98
Corp    7/26/00   Tahitian Investments                  Corp        Rent                                                  27,449.37
Corp    7/27/00   Public Storage                        Corp        Rent                                                   2,241.51

                                                                               Sub-Total for Property Rent - Corp      -  60,367.10

Corp    7/6/00    Pitney Bowes Credit                   Corp                                                               1,176.84
Corp    7/3/00    Matrix                                Corp        IT Equipment Lease                                   163,301.38
Corp    7/12/00   Danka Financial                       Corp        Copier Leases                                          4,246.26
Corp    7/19/00   GE Capital                            Corp        Modular space Bent Creek                                  63.90
Corp    7/19/00   Neopost                               Corp        Mail Machine                                             771.16
Corp    7/19/00   Newcort Leasing                       Corp        Furniture Sedona                                       2,760.65
Corp    7/25/00   Aaron rents                           Corp        Furniture                                              6,654.44
Corp    7/26/00   Cort Furniture Rental                 Corp        Furniture                                                221.54
Corp              Public Storage                        Corp                                                               1,661.56


                                                                                Total for Equipment Leases - Corp        180,857.73

Corp    7/5/00    Orlando Utilities                     Corp        Electric                                                 950.16
Corp    7/12/00   Orlando Utilities                     Corp        Electric                                               7,210.81
Corp    7/19/00   Orlando Utilities                     Corp        Electric                                               3,771.94
Corp    7/25/00   Florida Power                         Corp        Utilities                                              3,040.00

                                                                                   Sub-Total for Utilities - Corp      -  14,972.91

Corp    7/5/00    AT & T Wireless                       Corp        phone                                                     95.76
Corp    7/5/00    Nextel                                Corp        phone                                                    411.05
Corp    7/12/00   Pacific Bell                          Corp        phone                                                     94.26
Corp    7/12/00   Nextel                                Corp        phone                                                     73.68
Corp    7/19/00   Bell South                            Corp        phone                                                 47,650.06
Corp    7/19/00   Cable & Wireless                      Corp        conference call                                       13,891.60
Corp    7/19/00   Sprint                                Corp        phone                                                 71,323.40
Corp    7/19/00   Verizon Wireless                      Corp        phone                                                  1,129.63
Corp    7/26/00   AT & T wireless                       Corp        Phone                                                    136.45


Legal       Pre-            Post - Petition        check   Check/wire
Entity    Petition   1st Day Order    Subsequent    wire      Date       Total
--------------------------------------------------------------------------------
Corp                                      450.00     ck      7/6/00       450.00
Corp                                      500.00     ck      7/6/00       500.00
Corp                       400.70                                         400.70
Corp                       486.45                                         486.45
Corp                     2,282.56                                       2,282.56
Corp                                      800.00                          800.00
Corp                                       60.00                           60.00
Corp                                       85.00                           85.00
Corp                                       24.00                           24.00
Corp                                      174.50                          174.50
Corp                                        5.00                            5.00
Corp                                       10.00                           10.00
Corp                                      620.00                          620.00
Corp                                        6.00                            6.00
Corp                                       32.00                           32.00
Corp                                      120.00                          120.00
Corp                                       15.00                           15.00
Corp                                    1,347.50                        1,347.50
Corp                                       85.00                           85.00
Corp                                       33.00                           33.00
Corp                                      100.00                          100.00
Corp                                       15.00                           15.00
Corp                                       84.00                           84.00
Corp                                       15.00                           15.00
Corp                                       60.00                           60.00
Corp                                      500.00                          500.00
Corp                                      500.00     ck      7/27/00      500.00
Corp                                      750.00     ck      7/27/00      750.00

              -          3,169.71       6,391.00                        9,560.71

Corp                                       73.60                           73.60
Corp                                   30,037.64                       30,037.64
Corp                                      564.98                          564.98
Corp                                   27,449.37                       27,449.37
Corp                                    2,241.54     ck      7/27/00    2,241.51
                                                                            -
          60,367.10     60,367.10      60,367.13                       60,367.10

Corp                                    1,176.84     ck       7/6/00    1,176.84
Corp                                  163,301.38    wire      7/3/00  163,301.38
Corp                                    4,246.26                        4,246.26
Corp                                       63.90                           63.90
Corp                                      771.16                          771.16
Corp                                    2,760.65                        2,760.65
Corp                                    6,654.44                        6,654.44
Corp                                      221.54                          221.54
Corp                                    1,661.56                        1,661.56


                                      180,857.73                      180,857.73

Corp                                      950.16     ck       7/5/00      950.16
Corp                                    7,210.81                        7,210.81
Corp                                    3,771.94                        3,771.94
Corp                                    3,040.00                        3,040.00
                                                                            -
              -             -          14,972.91                       14,972.91

Corp                                       95.76     ck       7/5/00       95.76
Corp                                      411.05     ck       7/5/00      411.05
Corp                                       94.26                           94.26
Corp                                       73.68                           73.68
Corp                                   47,650.06                       47,650.06
Corp                                   13,891.60                       13,891.60
Corp                                   71,334.38                       71,323.40
Corp                                    1,129.63                        1,129.63
Corp                                      136.45                          136.45

Legal     Date                                       Payable
Entity  Received       Invoice Payable to             From            Description of Invoice / Service    Commission      Other
----------------------------------------------------------------------------------------------------------------------------------
Corp    7/26/00   Bell South                         Corp       Phone                                                     1,304.28
Corp    7/26/00   GTE Midwest                        Corp       Phone                                                        59.99
Corp    7/26/00   Nextel                             Corp       Phone                                                       188.66
Corp    7/26/00   Progressive Communication          Corp       Phone                                                       272.21
Corp    7/26/00   Sprint                             Corp       Phone                                                   174,358.23
Corp    7/26/00   Verizon                            Corp       Phone                                                       506.55

                                                                Sub Total for Telephone - Corp                  -       311,495.81

Corp    7/5/00    Afco                               Corp       Insurance financing                                      45,520.35
Corp    7/5/00    Imperial Premium Finance           Corp       Insurance financing                                     342,721.24
Corp    7/5/00    Cigna                              Corp       Claims Funding                                           48,926.46
Corp    7/5/00    Met-Life Dental                    Corp       Claims Funding                                            5,305.00
Corp    7/5/00    Cigna                              Corp       Claims Funding                                            1,901.32
Corp    7/6/00    Met-Life Dental                    Corp       Claims Funding                                            4,953.70
Corp    7/6/00    Cigna                              Corp       Claims Funding                                           41,691.67
Corp    7/6/00    Cigna                              Corp       Claims Funding                                              384.81
Corp    7/7/00    Cigna                              Corp       Claims Funding                                              233.40
Corp    7/7/00    Met-Life Dental                    Corp       Claims Funding                                            1,674.00
Corp    7/7/00    Cigna                              Corp       Claims Funding                                           18,322.67
Corp    7/11/00   AFCO                               Corp       Insurance financing                                      21,095.91
Corp    7/11/00   Cigna                              Corp       Medical Claims Funding                                   86,750.68
Corp    7/11/00   Met Life                           Corp       Dental Claims Funding                                     9,447.30
Corp    7/11/00   Cigna                              Corp       Medical Claims Funding                                    1,282.52
Corp    7/11/00   Aflac                              Corp       Reissue checks                                           17,036.30
Corp    7/12/00   Cigna                              Corp       Medical Claims Funding                                   32,200.00
Corp    7/13/00   Cigna                              Corp       Medical Claims Funding                                   43,397.71
Corp    7/13/00   Met Life                           Corp       Dental Claims Funding                                     2,114.30
Corp    7/13/00   Marsh                              Corp       D & O litigation consultants                             25,000.00
Corp    7/13/00   Colonial Life                      Corp                                                                   415.50
Corp    7/14/00   Cigna                              Corp       Medical Claims Funding                                  114,918.11
Corp    7/14/00   Cigna                              Corp       Medical Claims Funding                                   10,538.00
Corp    7/14/00   Met Life                           Corp       Dental Claims Funding                                     5,988.60
Corp    7/12/00   Met Life                           Corp       Dental Claims Funding                                     6,169.80
Corp    7/17/00   Cigna                              Corp       Claims Funding                                              625.00
Corp    7/17/00   Cigna                              Corp       Claims Funding                                           13,154.71
Corp    7/17/00   Met life Dental                    Corp       Claims Funding                                            3,265.20
Corp    7/18/00   Met life Dental                    Corp       Claims Funding                                            1,293.90
Corp    7/18/00   Cigna                              Corp       Claims Funding                                           16,958.57
Corp    7/19/00   Cigna                              Corp       Claims Funding                                           80,173.01
Corp    7/19/00   Met life Dental                    Corp       Claims Funding                                            5,104.80
Corp    7/19/00   WHP Health                         Corp       prescription                                             49,363.86
Corp    7/21/00   Aflac                              Corp                                                                 5,452.60
Corp              Cigna                              Corp       Claims Funding                                           12,763.78
Corp              Met life Dental                    Corp       Claims Funding                                            3,559.90
Corp              Cobra Deposits                     Corp       Claims Funding                                          (36,000.00)
Corp              Cigna                              Corp       Claims Funding                                          102,981.07
Corp              Met life Dental                    Corp       Claims Funding                                            1,801.80
Corp    7/26/00   AFCO                               Corp       Insurance financing                                      43,981.02
Corp    7/26/00   Mcgriffs Siebels                   Corp       Insurance financing                                       1,390.00
Corp    7/26/00   Met Life Dental                    Corp       Claims funding                                            1,644.00
Corp    7/25/00   Cigna Health                       Corp       Claims funding                                           41,002.09
Corp    7/25/00   Cigna Health                       Corp       Claims funding                                            2,997.73
Corp    7/25/00   Cigna Health                       Corp       Claims funding                                           46,560.26
Corp    7/26/00   Met Life Dental                    Corp       Claims funding                                            3,383.50
Corp    7/26/00   Met Life Dental                    Corp       Claims funding                                            6,163.80
Corp    7/26/00   Met Life Dental                    Corp       Claims funding                                            2,636.60
Corp    7/26/00   Met Life Dental                    Corp       Claims funding                                            5,102.30
Corp    7/25/00   Cigna Health                       Corp       Claims funding                                              419.90
Corp    7/25/00   Cigna Health                       Corp       Claims funding                                           48,957.77
Corp              Cigna Health                       Corp       Claims funding                                           16,594.04
Corp    7/25/00   Cigna Health                       Corp       Claims funding                                           27,618.99
Corp              Cigna Health                       Corp       Claims funding                                              422.25
Corp    7/31/00   Met Life Dental                    Corp       Claims funding                                            1,823.90
Corp    7/31/00   Cigna Health                       Corp       Claims funding                                           14,531.65
                                                     Corp       Travel Bond                                             (50,000.00)
                                                     Corp       Travel Bond                                              50,000.00
                                                     Corp       Insurance Refund                                        (42,725.00)
                                                     Corp       Cobra Payments                                         (101,274.00)

Legal     Pre-           Post - Petition        check   Check/wire
Entity  Petition  1st Day Order    Subsequent    wire      Date       Total
------------------------------------------------------------------------------
Corp                                 1,304.28                         1,304.28
Corp                                    59.99                            59.99
Corp                                   188.66                           188.66
Corp                                   272.21                           272.21
Corp                               174,358.23                       174,358.23
Corp                                   506.55                           506.55
                                         -                                   -
            -             -        311,506.79                       311,495.81

Corp                                45,520.35     ck      7/5/00     45,520.35
Corp                               342,721.24     ck      7/5/00    342,721.24
Corp                                48,926.46    wire     7/5/00     48,926.46
Corp                                 5,305.00    wire     7/5/00      5,305.00
Corp                                 1,901.32    wire     7/5/00      1,901.32
Corp                                 4,953.70    wire     7/6/00      4,953.70
Corp                                41,691.67    wire     7/6/00     41,691.67
Corp                                   384.81    wire     7/6/00        384.81
Corp                                   233.40    wire     7/7/00        233.40
Corp                                 1,674.00    wire     7/7/00      1,674.00
Corp                                18,322.67    wire     7/7/00     18,322.67
Corp                                21,095.91    wire    7/11/00     21,095.91
Corp                                86,750.68    wire    7/11/00     86,750.68
Corp                                 9,447.30    wire    7/11/00      9,447.30
Corp                                 1,282.52    wire    7/11/00      1,282.52
Corp                                17,036.30     ck     7/11/00     17,036.30
Corp                                32,200.00    wire    7/12/00     32,200.00
Corp                                43,397.71    wire    7/13/00     43,397.71
Corp                                 2,114.30    wire    7/13/00      2,114.30
Corp                                25,000.00     ck     7/13/00     25,000.00
Corp                                   415.50            7/13/00        415.50
Corp                               114,918.11    wire    7/14/00    114,918.11
Corp                                10,538.00    wire    7/14/00     10,538.00
Corp                                 5,988.60    wire    7/14/00      5,988.60
Corp                                 6,169.80    wire    7/12/00      6,169.80
Corp                                   625.00    wire    7/17/00        625.00
Corp                                13,154.71    wire    7/17/00     13,154.71
Corp                                 3,265.20    wire    7/17/00      3,265.20
Corp                                 1,293.90    wire    7/18/00      1,293.90
Corp                                16,958.57    wire    7/18/00     16,958.57
Corp                                80,173.01    wire    7/19/00     80,173.01
Corp                                 5,104.80    wire    7/19/00      5,104.80
Corp                                49,363.86                        49,363.86
Corp                                 5,452.60     ck     7/21/00      5,452.60
Corp                                12,763.78    wire                12,763.78
Corp                                 3,559.90    wire                 3,559.90
Corp                               (36,000.00)   wire               (36,000.00)
Corp                               102,981.07    wire               102,981.07
Corp                                 1,801.80    wire                 1,801.80
Corp                                43,981.02                        43,981.02
Corp                                 1,390.00                         1,390.00
Corp                                 1,644.00    wire    7/25/00      1,644.00
Corp                                41,002.09    wire    7/25/00     41,002.09
Corp                                 2,997.73    wire    7/25/00      2,997.73
Corp                                46,560.26    wire    7/27/00     46,560.26
Corp                                 3,383.50    wire    7/24/00      3,383.50
Corp                                 6,163.80    wire    7/26/00      6,163.80
Corp                                 2,636.60    wire    7/27/00      2,636.60
Corp                                 5,102.30    wire    7/28/00      5,102.30
Corp                                   419.90    wire    7/26/00        419.90
Corp                                48,957.77    wire    7/24/00     48,957.77
Corp                                16,594.04    wire    7/28/00     16,594.04
Corp                                27,618.99    wire    7/26/00     27,618.99
Corp                                   422.25    wire    7/28/00        422.25
Corp                                 1,823.90            7/31/00      1,823.90
Corp                                14,531.25            7/31/00     14,531.25
                                   (50,000.00)           7/28/00    (50,000.00)
                                    50,000.00            7/20/00     50,000.00
                                   (42,725.00)           7/28/00    (42,725.00)
                                  (101,274.00)                     (101,274.00)

Legal     Date                                   Payable
Entity  Received         Invoice Payable to       From      Description of Invoice / Service                Commission     Other
------------------------------------------------------------------------------------------------------------------------------------
Corp    7/26/00    McGriff, Seibels               Corp      General Liability St Maarten                                    1,390.00
Corp     7/6/00    Cigna                          Corp      Escrow Bonds                                                   50,000.00
Corp     7/7/00    Kaufman & Canoles              Corp      Bond for Williamsburg                                          30,000.00
Corp    7/11/00    ACE                            Corp      Surety bond for Cypress II registration in VA.                 25,000.00

                                                            Sub-Total for Insurance - Corp                           -  1,376,108.35

Corp     7/5/00    Danka                          Corp      Monthly copier maintenance                                      1,441.07
Corp     7/5/00    Federal Express                Corp      Shipping                                                        3,521.48
Corp     7/5/00    Newo                           Corp      Coffee, etc.                                                    1,967.36
Corp     7/5/00    Royal Office Products          Corp      Office supplies                                                   717.22
Corp     7/5/00    Royal Price LTD                Corp      Copy Paper                                                      1,121.48
Corp     7/5/00    United Parcel                  Corp      Shipping                                                          339.00
Corp     7/5/00    US Post Office                 Corp      Postage                                                           371.27
Corp     7/6/00    DMR                            Corp      Shipping for marketing printing                                   713.74
Corp     7/6/00    Comark                         Corp      Software License                                                  480.28
Corp    7/12/00    US Postal Service              Corp      Postage                                                         1,600.89
Corp    7/12/00    UPS                            Corp      Shipping                                                          126.25
Corp    7/12/00    Floor Tech Supplies            Corp      Carpet cleaning                                                 1,515.65
Corp    7/12/00    Fed Ex                         Corp      Shipping                                                          576.74
Corp    7/19/00    Employment Contractor Service  Corp      Temp Accountants                                                6,428.38
Corp    7/19/00    Federal Express                Corp      Shipping                                                          920.26
Corp    7/19/00    Garrett Communications         Corp      Magazine- Jan Sampson                                             528.00
Corp    7/19/00    UPS                            Corp      Shipping                                                          154.25
Corp    7/19/00    Postal Service                 Corp      Postage                                                         5,149.11
Corp    7/26/00    Allied Data                    Corp      Toner                                                           2,409.00
Corp    7/26/00    Employment Contractor          Corp      Temps                                                           4,166.25
Corp    7/26/00    Federal express                Corp      Shipping                                                           30.16
Corp    7/26/00    Nationwide Postal Center       Corp      Shipping                                                          190.01
Corp    7/26/00    Network Solutions              Corp      .com                                                               35.00
Corp    7/26/00    Danka                          Corp      Toner & supplies                                                2,887.20
Corp    7/27/00    Petty cash                     Corp      Requested by Ann Cohen                                            500.00
Corp               IDI Inc                        Corp      Palm V for Sandy Michel                                           594.56
                                                                                                                                   -
                                                                         Sub-Total for Office Supplies               -     38,484.61

Corp    7/13/00    Interval International         Corp      Enrollments                                                       327.50
Corp    7/13/00    RCI                            Corp      Enrollments                                                     1,515.00
Corp    7/19/00    Purchase Power                 Corp      Postage                                                           300.00
Corp    7/26/00    Direct Marketing Resources     Corp      Shipping                                                          205.71

                                                              Sub-Total for Marketing, Selling,
                                                              Advertising - Corp                                     -      2,348.21

Corp     7/3/00    Alejandra Padin                Corp      April override                                    4,313.00
Corp     7/3/00    John Edmondson                 Corp      April override                                    4,538.00
Corp     7/5/00    Alejandra Padin                Corp      June salary                                                     3,846.16
Corp     7/5/00    John Edmondson                 Corp      June salary                                                     4,807.70
Corp    7/17/00    Alejandra Padin                Corp      May override - St Croix                           2,531.00
Corp    7/17/00    John Edmondson                 Corp      May override - St Croix                           1,905.00
Corp    7/19/00    Alejandra Padin                Corp      Contract Labor                                                  3,846.16
Corp    7/19/00    John Edmondson                 Corp      Contract Labor                                                  4,807.70
Corp    7/19/00    Shawfield                      Corp      Contract Labor                                                    500.00
Corp    7/26/00    John Edmondson                 Corp      Independent contractor                                          4,807.70
Corp    7/26/00    Alejandra Padin                Corp      Independent contractor                                          3,846.16
Corp    7/26/00    Shawfield relational Tec       Corp      consulting                                                        700.00
Corp    7/26/00    Signature Consultants          Corp      consulting                                                      3,576.00

                                                                 Sub-Total for Contract Labor/Commissions    13,287.00     30,737.58

Corp     7/3/00    Doris Martin                   Corp      Expense report                                                     26.02
Corp     7/5/00    Various                        Corp      Expense report                                                  2,948.23
Corp     7/5/00    Dennis Jones                   Corp      Expense report                                                    146.13
Corp     7/5/00    Paula Meads                    Corp      Expense report                                                     34.61
Corp     7/5/00    Edward Padilla                 Corp      Expense report                                                    314.54
Corp    7/12/00    Scott Stodulski                Corp      Expense Reports                                                   192.45
Corp    7/12/00    Carolyn Rizzo                  Corp      Expense Reports                                                   184.20
Corp    7/12/00    Juan Pineyro                   Corp      Expense Reports                                                   291.30
Corp    7/12/00    Jackie Muray                   Corp      Expense Reports                                                   146.56

Legal     Pre-           Post - Petition          check   Check/wire
Entity  Petition   1st Day Order    Subsequent     wire      Date        Total
---------------------------------------------------------------------------------

Corp                                  1,390.00                           1,390.00
Corp                                 50,000.00      wire      7/6/00    50,000.00
Corp                                 30,000.00      wire      7/7/00    30,000.00
Corp                                 25,000.00      wire     7/11/00    25,000.00

               -       17,036.30  1,359,071.65                       1,376,107.95

Corp                                  1,441.07       ck       7/5/00     1,441.07
Corp                                  3,521.48       ck       7/5/00     3,521.48
Corp                                  1,967.36       ck       7/5/00     1,967.36
Corp                                    717.22       ck       7/5/00       717.22
Corp                                  1,121.48       ck       7/5/00     1,121.48
Corp                                    339.00       ck       7/5/00       339.00
Corp                                    371.27       ck       7/5/00       371.27
Corp                                    713.74       ck       7/6/00       713.74
Corp                                    480.28      wire      7/6/00       480.28
Corp                                  1,600.89                           1,600.89
Corp                                    126.25                             126.25
Corp                                  1,515.65                           1,515.65
Corp                                    576.74                             576.74
Corp                                  6,428.38                           6,428.38
Corp                                    920.26                             920.26
Corp                                    528.00                             528.00
Corp                                    154.25                             154.25
Corp                                  5,149.11                           5,149.11
Corp                                  2,409.00                           2,409.00
Corp                                  4,166.25                           4,166.25
Corp                                     30.16                              30.16
Corp                                    190.01                             190.01
Corp                                     35.00                              35.00
Corp                                  2,887.20                           2,887.20
Corp                                    500.00       ck      7/27/00       500.00
Corp                                    594.56      wire     7/27/00       594.56
                                             -                                  -
               -               -     38,484.61                          38,484.61

Corp                                    327.50                             327.50
Corp                                  1,515.00                           1,515.00
Corp                                    300.00                             300.00
Corp                                    205.71                             205.71

               -               -      2,348.21                           2,348.21

Corp                                  4,313.00       ck       7/3/00     4,313.00
Corp                                  4,538.00       ck       7/3/00     4,538.00
Corp                                  3,846.16       ck       7/5/00     3,846.16
Corp                                  4,807.70       ck       7/5/00     4,807.70
Corp                    2,531.00                                         2,531.00
Corp                    1,905.00                                         1,905.00
Corp                                  3,846.16                           3,846.16
Corp                                  4,807.70                           4,807.70
Corp                                    500.00                             500.00
Corp                                  4,807.70                           4,807.70
Corp                                  3,846.16                           3,846.16
Corp                                    700.00                             700.00
Corp                                  3,576.00                           3,576.00
                                                                                -
               -        4,436.00     39,588.58                          44,024.58

Corp                       21.06          4.96       ck       7/5/00        26.02
Corp                                  2,948.23       ck       7/5/00     2,948.23
Corp                                    146.13       ck       7/5/00       146.13
Corp                                     34.61       ck       7/5/00        34.61
Corp                                    314.54       ck       7/5/00       314.54
Corp                                    192.45                             192.45
Corp                                    184.20                             184.20
Corp                                    291.30                             291.30
Corp                                    146.56                             146.56

Legal     Date                                 Payable
Entity  Received    Invoice Payable to          From        Description of Invoice / Service           Commission           Other
-----------------------------------------------------------------------------------------------------------------------------------
Corp    7/12/00  Kathy Foster                   Corp       Expense Reports                                                   729.23
Corp    7/14/00  Eduardo Marino                 Corp       Expense Reports                                                 2,600.00
Corp    7/18/00  Anne Stewart                   Corp       Expense reimbursement (reissue check)                           3,026.76
Corp    7/19/00  Lincoln Morrison               Corp       Travel Advance                                                  7,500.00
Corp    7/19/00  Various                        Corp       Expense Reimbursements                                          8,354.08
Corp             Ken Myers                      Corp       Expense Reimbursements                                            426.69
Corp             Cathy Cooper                   Corp       Expense Reimbursements                                             27.70
Corp             Sandy Michel                   Corp       Expense Reimbursements                                            532.09
Corp             Edward Padilla                 Corp       Expense Reimbursements                                             23.56
Corp             Joseph Stewart                 Corp       Expense Reimbursements                                          3,449.27
Corp    7/25/00  Various                        Corp       Expense Report                                                 13,223.44

                                                               Sub-Total for Expense Reports                    -         44,176.86

Corp     7/3/00  Advanced Data Design           Corp       LE3 Work stations                                               2,975.00
Corp     7/3/00  Fulford Van                    Corp       Moving from FTL to Orlando                                     12,970.00
Corp     7/3/00  Fulford Van                    Corp       Moving acct, legal,exec to LE3                                 20,958.00
Corp     7/3/00  Global                         Corp       Hand Truck                                                        380.78
Corp     7/5/00  BCL Capital                    Corp       Security system                                                 1,669.36
Corp     7/5/00  Floor Tech Supplies            Corp       Flooring                                                          259.71
Corp     7/5/00  Fulford Van                    Corp       Moving                                                          5,675.11
Corp     7/5/00  One day Masterpiece            Corp       Exterior signage -LEI                                              90.10
Corp     7/5/00  Premier Modular Building       Corp       Freight -Dismantle                                              2,594.35
Corp     7/5/00  Richards Paint                 Corp       Paint -LE I,II,III                                                716.72
Corp     7/5/00  SFT Facilities                 Corp       Furn re install                                                 2,225.00
Corp     7/5/00  Southland Security             Corp       Security service                                                2,218.60
Corp     7/5/00  Stanley Steemer                Corp       Carpet cleaning                                                 3,037.71
Corp     7/5/00  Steves Lock & Safe             Corp       Keys                                                              262.15
Corp     7/5/00  Terminix                       Corp       Pest Control                                                      137.80
Corp     7/5/00  United Fire Protection         Corp       Fire extinguisher                                                 391.67
Corp     7/6/00  Advanced Data Design           Corp                                                                         500.00
Corp    7/11/00  Chase Security                 Corp       Security                                                        2,098.00
Corp    7/11/00  Advanced Data Design           Corp       Data lines                                                      1,696.00
Corp    7/11/00  BCE Electrical Contractor      Corp       Sedona Summit sanitation plant                                  2,592.48
Corp    7/11/00  Chase Security                 Corp       Security                                                          217.03
Corp    7/12/00  Triangle Pacific               Corp       Cabinets for mail room                                          3,800.00
Corp    7/12/00  Advanced Data Design           Corp       Data lines                                                        100.00
Corp    7/12/00  Handyman Specialist            Corp       Install Cube - LEIII                                            2,200.00
Corp    7/19/00  Chase Security                 Corp       Security                                                        3,901.46
Corp    7/19/00  Fulford                        Corp       Move                                                              262.65
Corp    7/19/00  Ray Lomax                      Corp       Labor LEIII                                                       600.00
Corp    7/19/00  Eduardo Marino                 Corp       Labor LEIII                                                       810.00
Corp    7/19/00  Edward Mercado                 Corp       Labor LEIII                                                       150.00
Corp    7/19/00  Wil Montalvo                   Corp       Labor LEIII                                                     1,410.00
Corp    7/19/00  Richards Paint                 Corp       Painting & Wallcovering                                            79.43
Corp             Starbridge Custodial           Corp                                                                       4,952.80
Corp    7/26/00  Chase Security                 Corp       Security                                                        2,350.18
Corp    7/26/00  Fulford                        Corp       Moving                                                          4,234.38
Corp    7/26/00  Home Depot                     Corp       Misc supplies                                                   1,910.47
Corp    7/26/00  Krajanowski                    Corp       Carpet LE 3                                                     1,145.98
Corp    7/26/00  Richards Paint                 Corp       LE3 Project                                                        29.63
Corp    7/26/00  SFT Facilities                 Corp       Relo & reconfigure LE 1 & Metro                                 9,100.00
Corp    7/26/00  Wire & design Services         Corp       Electrical work                                                23,500.00
Corp    7/14/00  U & W Industrial Supply        Corp       Tank - St Croix                                                 2,555.94
Corp    7/14/00  Virgin Islands Regulated       Corp       St. Croix Underground storage tank                             35,975.00
                 Waste Management                               removal and design

                                                               Sub-Total for Repairs & Maintenance              -        162,733.49

Corp     7/5/00  First Call                     Corp       June Monthly Fees                                                 650.00
Corp     7/5/00  Florida Bar                    Corp       Annual Membership Fee                                             190.00
Corp     7/5/00  Maxim Group                    Corp       Temp Help                                                       2,412.00
Corp     7/5/00  New York Stock Exchange        Corp       MDS Device                                                        127.25
Corp     7/5/00  Publix                         Corp       Food                                                              128.66
Corp    7/11/00  Leslie Chang                   Corp       Dependant care reimbursement-replace Jan check                    416.66
Corp    7/13/00  First Union                    Corp       Bank Charges                                                    7,024.69
Corp    7/19/00  Interior Design                Corp       Furniture and Lighting - Savoy project                         26,670.53
Corp    7/19/00  Ableco Finance                 Corp       Interest on DIP Financing                                     307,917.00
Corp    7/19/00  Great Vacations                Corp       Brokers Fees                                                    1,400.00
Corp    7/19/00  Hewlett Packard                Corp       Support 6/15-9/14                                               8,521.73


Legal     Pre-               Post - Petition          check   Check/wire
Entity  Petition       1st Day Order    Subsequent     wire      Date          Total
------------------------------------------------------------------------------------
Corp                                        729.23                            729.23
Corp                                      2,600.00                          2,600.00
Corp                        3,026.76                                        3,026.76
Corp                                      7,500.00     wire  7/18/00        7,500.00
Corp                                      8,354.08                          8,354.08
Corp                                        426.69       ck  7/21/00          426.69
Corp                                         27.70       ck                    27.70
Corp                                        532.09       ck                   532.09
Corp                                         23.56       ck                    23.56
Corp                                      3,449.27       ck                 3,449.27
Corp                                     13,223.44                         13,223.44
                                                                                   -
               -            3,047.82     41,129.04                         44,176.86

Corp                                      2,975.00       ck   7/5/00        2,975.00
Corp                                     12,970.00       ck   7/5/00       12,970.00
Corp                                     20,958.00       ck   7/5/00       20,958.00
Corp                                        380.78       ck   7/5/00          380.78
Corp                                      1,669.36       ck   7/5/00        1,669.36
Corp                                        259.71       ck   7/5/00          259.71
Corp                                      5,675.11       ck   7/5/00        5,675.11
Corp                                         90.10       ck   7/5/00           90.10
Corp                                      2,594.35       ck   7/5/00        2,594.35
Corp                                        716.72       ck   7/5/00          716.72
Corp                                      2,225.00       ck   7/5/00        2,225.00
Corp                                      2,218.60       ck   7/5/00        2,218.60
Corp                                      3,037.71       ck   7/5/00        3,037.71
Corp                                        262.15       ck   7/5/00          262.15
Corp                                        137.80       ck   7/5/00          137.80
Corp                                        391.67       ck   7/5/00          391.67
Corp                                        500.00       ck   7/6/00          500.00
Corp                                      2,098.00       ck  7/11/00        2,098.00
Corp                                      1,696.00       ck  7/11/00        1,696.00
Corp                                      2,592.48                          2,592.48
Corp                                        217.03                            217.03
Corp                                      3,800.00       ck  7/13/00        3,800.00
Corp                                        100.00                            100.00
Corp                                      2,200.00                          2,200.00
Corp                                      3,901.46                          3,901.46
Corp                                        262.65                            262.65
Corp                                        600.00                            600.00
Corp                                        810.00                            810.00
Corp                                        150.00                            150.00
Corp                                      1,410.00                          1,410.00
Corp                                         79.43                             79.43
Corp                                      4,952.80                          4,952.80
Corp                                      2,350.18                          2,350.18
Corp                                      4,234.38                          4,234.38
Corp                                      1,910.47                          1,910.47
Corp                                      1,145.98                          1,145.98
Corp                                         29.63                             29.63
Corp                                      9,100.00                          9,100.00
Corp                                     23,500.00                         23,500.00
Corp                                      2,555.94                          2,555.94
Corp                                     35,975.00                         35,975.00
                                                                                   -
               -                   -    162,733.49                        162,733.49

Corp                                        650.00       ck   7/5/00          650.00
Corp                                        190.00       ck   7/5/00          190.00
Corp                                      2,412.00       ck   7/5/00        2,412.00
Corp                                        127.25       ck   7/5/00          127.25
Corp                                        128.66       ck   7/5/00          128.66
Corp                          416.66                     ck  7/11/00          416.66
Corp                                      7,024.69     wire                 7,024.69
Corp                                     26,670.53                         26,670.53
Corp                                    307,917.00     wire  7/18/00      307,917.00
Corp                                      1,400.00                          1,400.00
Corp                                      8,521.73                          8,521.73

Legal     Date                                       Payable
Entity  Received         Invoice Payable to           From                 Description of Invoice / Service      Commission
--------------------------------------------------------------------------------------------------------------------------------
Corp    7/19/00  Network Solutions                    Corp         Domain names
Corp    7/19/00  Orlando Sentinel                     Corp         Newspaper
Corp    7/19/00  Waste Mgmt                           Corp         Trash
Corp    7/19/00  Sargon Warda                         Corp         labor
Corp    7/19/00  Wire & Design                        Corp         Construction
Corp    7/19/00  Nevada Legal Press                   Corp         Stmt of Business
Corp             Coggins-Starling                     Corp
Corp             BCL Capital                          Corp
Corp             Needle Rosenberg                     Corp
Corp             Advanced Data Designs                Corp
Corp             Direct Marketing                     Corp
Corp             Employment Contractor                Corp
Corp             Four Graphics Inc.                   Corp
Corp             Handyman Specialist                  Corp
Corp             Northwest Colorado                   Corp
Corp             RR Donnelley                         Corp
Corp             Signature Systems of                 Corp
Corp             Terminex International               Corp
Corp    7/26/00  Heritage Florida                     Corp         Legal publication
Corp    7/26/00  Bureau of National Affairs           Corp         Tax publication
Corp    7/26/00  John Browning Real estate            Corp         Broker rep fee
Corp             Bank of Nova Scotia                  Corp         Hurricane repairs - St. Maarten
Corp    7/26/00  Bank of Nova Scotia                  Corp         Hurricane repairs - St. Maarten
Corp             First Union                          Corp         Interest
Corp             First Union                          Corp         Bank Fees

                                                                   Sub-Total for Miscellaneous                            -

Corp     7/5/00  Bent Creek                           Corp         Developer subsidy w-e 6/23
Corp     7/5/00  Coral Sands                          Corp         Developer subsidy w-e 6/23
Corp     7/5/00  Cypress Phase II                     Corp         2000 Maint Fees
Corp     7/5/00  Savoy                                Corp         Developer subsidy w-e 6/23
Corp     7/5/00  Royal Palm                           Corp         Developer subsidy w-e 6/23
Corp     7/5/00  Flamingo Beach                       Corp         Developer subsidy w-e 6/23
Corp     7/5/00  Gatlinburg Town Square II            Corp         2000 Maint Fees
Corp     7/5/00  Gatlinburg Town Village              Corp         2000 Maint Fees
Corp     7/5/00  Greensprings                         Corp         2000 Maint Fees
Corp     7/5/00  Coral Sands                          Corp         Developer subsidy w-e 6/16
Corp     7/5/00  Cypress Phase I                      Corp         2000 Maint Fees for Admin Hold accts
Corp     7/5/00  Cypress Phase II                     Corp         2001 Maint Fees for Admin Hold accts- add'l
Corp     7/5/00  Savoy                                Corp         Developer subsidy w-e 6/16
Corp     7/5/00  Carambola                            Corp         Developer subsidy w-e 6/16
Corp     7/5/00  Royal Palm                           Corp         Developer subsidy w-e 6/16
Corp     7/5/00  Flamingo Beach                       Corp         Developer subsidy w-e 6/16
Corp     7/5/00  Gatlinburg Town Square II            Corp         Developer subsidy w-e 6/09
Corp     7/5/00  Savoy                                Corp         Developer subsidy w-e 6/09
Corp     7/5/00  Flamingo Beach                       Corp         Developer subsidy w-e 6/09
Corp     7/5/00  Flamingo Beach                       Corp         Developer subsidy w-e 6/02
Corp     7/5/00  Bent Creek                           Corp         Developer subsidy w-e 7/7
Corp     7/5/00  Coral Sands                          Corp         Developer subsidy w-e 7/7
Corp     7/5/00  Cypress Phase I                      Corp         2000 Maintenance Fees
Corp     7/5/00  Savoy                                Corp         Developer subsidy w-e 7/7
Corp     7/5/00  Savoy Hotel                          Corp         Developer subsidy w-e 7/7
Corp     7/5/00  Royal Palm                           Corp         Developer subsidy w-e 7/7
Corp     7/5/00  Flamingo Beach                       Corp         Developer subsidy w-e 7/7
Corp     7/5/00  Savoy                                Corp         Developer subsidy w-e 6/30
Corp     7/5/00  Carambola                            Corp         Developer subsidy w-e 6/30
Corp    7/11/00  Sedona Summit Resort Owners Assoc.   Corp         Developer subsidy
Corp    7/12/00  Carambola                            Corp         Maintenance fees
Corp    7/12/00  Coral Sands                          Corp         Maintenance fees
Corp    7/12/00  Cypress Point                        Corp         Maintenance fees
Corp    7/12/00  Savoy Hotel                          Corp         Maintenance fees
Corp    7/12/00  Gatlinburg Town Village              Corp         Maintenance fees
Corp    7/12/00  Greensprings                         Corp         Maintenance fees
Corp    7/12/00  Royal Palm                           Corp         Maintenance fees
Corp    7/14/00  Savoy on South Beach                 Corp         Maintenance fees
Corp    7/19/00  Villas on the Lake                   Corp         Maintenance Fees
Corp    7/18/00  Sugar @ Highlands                    Corp         Maintenance Fees
Corp    7/25/00  Royal Dunes                          Corp         Maintenance Fees

Legal                 Pre-                Post - Petition          check    Check/wire
Entity  Other       Petition      1st Day Order       Subsequent    wire       Date        Total
---------------------------------------------------------------------------------------------------
Corp        210.00                                        210.00                               210.00
Corp      1,596.80                                      1,596.80                             1,596.80
Corp      1,158.00                                      1,158.00                             1,158.00
Corp      1,515.00                                      1,515.00                             1,515.00
Corp     11,023.12                                     11,023.12                            11,023.12
Corp         75.00                                         75.00                                75.00
Corp      2,227.03                                      2,227.03                             2,227.03
Corp        421.57                                        421.57                               421.57
Corp        950.00                                        950.00                               950.00
Corp      1,900.00                                      1,900.00                             1,900.00
Corp        179.70                                        179.70                               179.70
Corp      2,428.38                                      2,428.38                             2,428.38
Corp        559.68                                        559.68                               559.68
Corp      1,000.00                                      1,000.00                             1,000.00
Corp        180.00                                        180.00                               180.00
Corp        708.30                                        708.30                               708.30
Corp      7,678.00                                      7,678.00                             7,678.00
Corp         47.70                                         47.70                                47.70
Corp         56.93                                         56.93                                56.93
Corp      1,086.50                                      1,086.50                             1,086.50
Corp        675.00                                        675.00                               675.00
Corp    100,000.00                                    100,000.00                           100,000.00
Corp    100,000.00                                    100,000.00    wire 7/25/00           100,000.00
Corp     27,972.29                                     27,972.29    wire                    27,972.29
Corp      2,372.80                                      2,372.80    wire                     2,372.80

        621,480.32         -             416.66       621,063.66                           621,480.32

Corp     30,000.00                                     30,000.00     ck   7/6/00            30,000.00
Corp     20,000.00                                     20,000.00     ck   7/6/00            20,000.00
Corp    114,317.00                                    114,317.00     ck   7/6/00           114,317.00
Corp      9,357.00                                      9,357.00     ck   7/6/00             9,357.00
Corp     40,000.00                                     40,000.00     ck   7/6/00            40,000.00
Corp     22,581.00                                     22,581.00     ck   7/6/00            22,581.00
Corp     35,000.00                                     35,000.00     ck   7/6/00            35,000.00
Corp     40,000.00                                     40,000.00     ck   7/6/00            40,000.00
Corp     70,000.00                                     70,000.00     ck   7/6/00            70,000.00
Corp     20,000.00                                     20,000.00     ck   7/6/00            20,000.00
Corp     45,000.00                                     45,000.00     ck   7/6/00            45,000.00
Corp     75,000.00                                     75,000.00     ck   7/6/00            75,000.00
Corp      9,357.00                                      9,357.00     ck   7/6/00             9,357.00
Corp     50,000.00                                     50,000.00     ck   7/6/00            50,000.00
Corp     20,000.00                                     20,000.00     ck   7/6/00            20,000.00
Corp     22,581.00                                     22,581.00     ck   7/6/00            22,581.00
Corp     20,000.00                                     20,000.00     ck   7/6/00            20,000.00
Corp      9,357.00                                      9,357.00     ck   7/6/00             9,357.00
Corp     22,581.00                                     22,581.00     ck   7/6/00            22,581.00
Corp     22,581.00                                     22,581.00     ck   7/6/00            22,581.00
Corp     35,000.00                                     35,000.00     ck   7/6/00            35,000.00
Corp     10,000.00                                     10,000.00     ck   7/6/00            10,000.00
Corp     25,000.00                                     25,000.00     ck   7/6/00            25,000.00
Corp      3,365.00                                      3,365.00     ck   7/6/00             3,365.00
Corp      9,357.00                                      9,357.00     ck   7/6/00             9,357.00
Corp     25,806.00                                     25,806.00     ck   7/6/00            25,806.00
Corp     22,581.00                                     22,581.00     ck   7/6/00            22,581.00
Corp      9,357.00                                      9,357.00     ck   7/6/00             9,357.00
Corp     50,000.00                                     50,000.00     ck   7/6/00            50,000.00
Corp    130,000.00                   130,000.00                     wire 7/10/00           130,000.00
Corp     60,000.00                    60,000.00                                             60,000.00
Corp     40,000.00                    40,000.00                                             40,000.00
Corp    285,444.00                   285,444.00                                            285,444.00
Corp      9,357.00                     9,357.00                                              9,357.00
Corp     10,000.00                    10,000.00                                             10,000.00
Corp     55,000.00                    55,000.00                                             55,000.00
Corp     60,000.00                    60,000.00                                             60,000.00
Corp     37,500.00                    37,500.00                                             37,500.00
Corp     40,000.00                                     40,000.00                            40,000.00
Corp     22,967.00                    22,967.00                                             22,967.00
Corp     82,270.22                    82,270.22                     wire 7/26/00            82,270.22

Legal     Date                                       Payable
Entity  Received         Invoice Payable to           From                 Description of Invoice / Service              Commission
------------------------------------------------------------------------------------------------------------------------------------
Corp    7/25/00  Sedona Summit                        Corp           Maintenance Fees
Corp    7/25/00  Scottsdale Villa Mirage              Corp           Maintenance Fees
Corp             Starbridge Custodial                 Corp           Maintenance Fees
Corp    7/31/00  Bent Creek                           Corp           Maintenance Fees
Corp    7/31/00  Coral Sands                          Corp           Maintenance Fees
Corp    7/31/00  Flamingo Beach                       Corp           Maintenance Fees
Corp    7/31/00  Gatlinburg Town Village              Corp           Maintenance Fees
Corp    7/31/00  Royal Palm                           Corp           Maintenance Fees
Corp    7/31/00  Savoy Hotel                          Corp           Maintenance Fees
Corp    7/31/00  Savoy Hotel                          Corp           Maintenance Fees
Corp    7/31/00  Savoy on South Beach                 Corp           Maintenance Fees
Corp    7/31/00  Sedona of South Beach                Corp           Maintenance Fees
Corp    7/31/00  Villas de Santa Fe                   Corp           Maintenance Fees
Corp    7/31/00  Villas of Poco Diablo                Corp           Maintenance Fees
Corp    7/31/00  Savoy on South Beach                 Corp           Maintenance Fees

                                                                                          Sub-Total for Maintenance Fees          -

Corp    7/12/00  David Fleishman                      Corp           General legal - San Luis Bay
Corp    7/12/00  David Fleishman                      Corp           General legal - San Luis Bay
Corp    7/12/00  Needles & Rosenberg                  Corp           Trademark Renewal
Corp    7/19/00  Ralph Brekan & Co                    Corp           Acquisitions dept
Corp             Career Choice                        Corp
Corp    7/25/00  Schulte Roth Zabel                   Corp           Legal fees

                                                                     Sub-Total for Professional Fees                              -

Corp             Various                              Corp           July Payroll

                                                                     Sub-Total for Payroll                                        -

                                                                     Total Corporate Outflows



Corp    7/26/00  Public Storage                   Cypress Point      Rent

                                                                                             Sub-Total for Property Rent          -

Corp     7/5/00  Microbilt                        Cypress Point      June & July pmt credit card machine
Corp    7/26/00  GE Capital Modular space         Cypress Point      Sales trailer
Corp    7/26/00  Resun Leasing                    Cypress Point      Phase 3 trailers
Corp    7/12/00  GE Capital Modular space         Cypress Point      June rent - Salkes & Marketing trailer
Corp    7/12/00  Premier Modular Building         Cypress Point      Ph 3 Step Rental
Corp    7/12/00  Pitney Bowes                     Cypress Point      mail machine

                                                                                                  Total Equipment Leases          -

Corp    7/19/00  Phone Masters                    Cypress Point      maintenance of phone equipment
Corp    7/19/00  Sprint                           Cypress Point      phone
Corp    7/26/00  Juan Gonzalez                    Cypress Point      Phone repairs
Corp    7/26/00  Phone Masters                    Cypress Point      Phone repairs
Corp     7/5/00  Phone Masters                    Cypress Point      service on phone lines
Corp    7/11/00  Sprint                           Cypress Point      phone

                                                                                                 Sub Total for Telephone          -

Corp    7/26/00  Airborne                         Cypress Point      Shipping
Corp    7/26/00  Federal express                  Cypress Point      Shipping
Corp    7/26/00  Pitney Bowes                     Cypress Point      Postage
Corp    7/12/00  Crystal Springs Water            Cypress Point      water
Corp    7/12/00  Danka                            Cypress Point      June - accounting fax machine
Corp    7/12/00  Fed Ex                           Cypress Point      Shipping

                                                                                           Sub-Total for Office Supplies          -

Corp    7/19/00  Advantage Hotel                  Cypress Point      Breakfast
Corp    7/19/00  RCI                              Cypress Point      Owner Kit Material
Corp    7/26/00  Advantage Hotel                  Cypress Point      Food

Legal                  Pre-                Post - Petition          check    Check/wire
Entity   Other       Petition      1st Day Order     Subsequent    wire       Date      Total
--------------------------------------------------------------------------------------------------
                                                                                       C>
Corp      130,000.00                  130,000.00                    wire      7/26/00 130,000.00
Corp      151,197.00                  151,197.00                    wire      7/26/00 151,197.00
Corp        5,162.50                                    5,162.50                        5,162.50
Corp      200,000.00                                  200,000.00              7/31/00 200,000.00
Corp       20,000.00                                   20,000.00              7/31/00  20,000.00
Corp       22,581.00                                   22,581.00              7/31/00  22,581.00
Corp       12,141.00                                   12,141.00              7/31/00  12,141.00
Corp       25,806.00                                   25,806.00              7/31/00  25,806.00
Corp        9,357.00                                    9,357.00              7/31/00   9,357.00
Corp        9,357.00                                    9,357.00              7/31/00   9,357.00
Corp       37,500.00                                   37,500.00              7/31/00  37,500.00
Corp        7,471.00                                    7,471.00              7/31/00   7,471.00
Corp       52,593.00                                   52,593.00              7/31/00  52,593.00
Corp        1,875.00                                    1,875.00              7/31/00   1,875.00
Corp       22,500.00                                   22,500.00              7/31/00  22,500.00

        2,428,256.72       -        1,073,735.22    1,354,521.50                    2,428,256.72

Corp        2,460.00                                    2,460.00                        2,460.00
Corp        2,194.50                                    2,194.50                        2,194.50
Corp        1,780.00                                    1,780.00                        1,780.00
Corp        2,500.00                                    2,500.00                        2,500.00
Corp        5,500.00                                    5,500.00                        5,500.00
Corp      107,638.57       -          107,638.57                                      107,638.57

          122,073.07       -          107,638.57       14,434.50                      122,073.07

Corp    1,560,497.00                                1,560,497.00                    1,560,497.00

        1,560,497.00       -                   -    1,560,497.00                    1,560,497.00
                                                                                  ---------------
                                                                                    6,977,437.07
                                                                                  ===============

Corp          232.14                                      232.14                          232.14
                                                                                             -
              232.14  232.14              232.14          232.14                          232.14

Corp           93.28                                       93.28                           93.28
Corp          924.32                                      924.32                          924.32
Corp        6,678.00                                    6,678.00                        6,678.00
Corp          924.32                                      924.32                          924.32
Corp          127.20                                      127.20                          127.20
Corp        1,536.81                                    1,536.81                        1,536.81

           10,283.93        -                          10,283.93                       10,283.93

Corp          610.35                                      610.35                          610.35
Corp        1,832.76                                    1,832.76                        1,832.76
Corp           70.00                                       70.00                           70.00
Corp          765.85                                      765.85                          765.85
Corp          620.31                                      620.31                          620.31
Corp           38.58                                       38.58                           38.58

            3,937.85        -                   -       3,937.85                        3,937.85

Corp           12.10                                       12.10                           12.10
Corp          852.54                                      852.54                          852.54
Corp          705.23                                      705.23                          705.23
Corp          104.25                                      104.25                          104.25
Corp          395.69                                      395.69                          395.69
Corp        1,177.82                                    1,177.82                        1,177.82

            3,247.63        -                   -       3,247.63                        3,247.63

Corp        3,000.00                                    3,000.00                        3,000.00
Corp          877.45                                      877.45                          877.45
Corp        9,467.32                                    9,467.32                        9,467.32

Legal    Date                                           Payable
Entity  Received   Invoice Payable to                     From                 Description of Invoice / Service           Commission
------------------------------------------------------------------------------------------------------------------------------------
Corp    7/5/00     Advantage Hotel                    Cypress Point      Breakfast
Corp    7/5/00     PL Productions                     Cypress Point      June sales contest
Corp    7/11/00    Advantage Hotel                    Cypress Point      Breakfast
Corp    7/12/00    RCI                                Cypress Point      Owner Kit Material
Corp    7/13/00    Cypress Spiff                      Cypress Point      Spiff Account

                                                                          Sub-Total for Marketing, Selling, Advertising            -


Corp    7/19/00    Various                            Cypress Point      Commissions                                       33,530.25
Corp    7/26/00    Various                            Cypress Point      Commission                                        28,226.59
Corp    7/5/00     Various                            Cypress Point      Commissions                                       30,046.06
Corp    7/5/00     Great Vacations                    Cypress Point      Commission/Black                                   4,560.00
Corp    7/11/00    Various                            Cypress Point      Commissions                                       22,025.11
Corp    7/12/00    Pedro Palleija                     Cypress Point      Commissions                                          562.80
Corp    7/3/00     Pesko PA, Daniel                   Cypress Point      Commissions                                        1,986.16

                                                                               Sub-Total for Contract Labor/Commissions   120,936.97

Corp               Larry Fehrenbach                   Cypress Point      Expense Report
Corp    7/5/00     Penelope Wilson                    Cypress point      Expense report
Corp    7/11/00    Penelope Wilson                    Cypress Point      Expense Reports

                                                                                          Sub-Total for Expense Reports            -

Corp    7/19/00    Fulford                            Cypress Point      Storage
Corp    7/26/00    Southern Appeal                    Cypress Point      Carpet cleaning
Corp    7/11/00    Security Link                      Cypress Point      security
Corp    7/11/00    Southern Appeal carpet Cleaning    Cypress Point      Carpet cleaning
Corp    7/11/00    TruGreen Plant Care                Cypress Point      Maint of Foliage

                                                                                    Sub-Total for Repairs & Maintenance            -


Corp    7/19/00    Rdevie Art of Life                 Cypress Point      Employee shirts
Corp    7/18/00    Schreeder, Wheeler, Flint          Cypress Point      Encore transfer
Corp    7/26/00    Schreeder Wheeler Flint            Cypress Point      Encore transfers
Corp    7/5/00     Pasquale Rinalde                   Cypress Point      Interest payment on Phase III land
Corp    7/12/00    Schreeder Wheeler Flint            Cypress Point      Encore transfers

                                                                         Sub-Total for Miscellaneous                               -

Corp               Various                            Cypress Point      July Payroll

                                                                         Sub-Total for Payroll                                     -

                                                                         Total Cypress Pointe Outflows

Corp    7/18/00    Candice Edgar                         Encore          Expense reimbursement

                                                                                          Sub-Total for Expense Reports            -

Corp               Petty Cash                            Encore

                                                                         Sub-Total for Miscellaneous                              -

                                                                         Total Outflows for Encore


Corp    7/26/00    Bell South                            FATT            Phone

                                                                         Sub Total for Telephone - FATT                            -

Corp    7/11/00    Compupay                              FATT            Payroll
Corp    7/11/00    Fed Ex                                FATT            Shipping
Corp    7/26/00    Compupay                              FATT            Payroll
Corp    7/26/00    Federal express                       FATT            Shipping
Corp    7/26/00    Magna Computerization                 FATT            Monthly Support

                                                                                  Sub-Total for Office Supplies - FATT            -

Legal                           Pre-           Post - Petition           check         Check/wire
Entity              Other     Petition  1st Day Order    Subsequent      wire             Date           Total
--------------------------------------------------------------------------------------------------------------
Corp              3,000.00                                 3,000.00       ck             7/5/00       3,000.00
Corp                150.00                                   150.00                                     150.00
Corp              3,000.00                                 3,000.00                                   3,000.00
Corp                  8.97                                     8.97                                       8.97
Corp              4,500.00                                 4,500.00      wire                         4,500.00
                        -                                         -                                          -
                 24,003.74           -              -     24,003.74                                  24,003.74


Corp                                                      33,530.25                                  33,530.25
Corp                                                      28,226.59                                  28,226.59
Corp                                                      30,046.06                                  30,046.06
Corp                                                       4,560.00       ck             7/5/00       4,560.00
Corp                                                      22,025.11                                  22,025.11
Corp                                                         562.80                                     562.80
Corp                                                       1,986.16                                   1,986.16
                                                                                                             -
                         -           -              -    120,936.97                                 120,936.97

Corp                 62.96                                    62.96                                      62.96
Corp                280.65                                   280.65                                     280.65
Corp                100.00                                   100.00                                     100.00
                                                                                                             -
                    443.61           -              -        443.61                                     443.61

Corp                424.00                                   424.00                                     424.00
Corp                839.44                                   839.44                                     839.44
Corp                 26.45                                    26.45                                      26.45
Corp                468.04                                   468.04                                     468.04
Corp                159.00                                   159.00                                     159.00
                                                                                                             -
                  1,916.93           -              -      1,916.93                                   1,916.93


Corp                 72.03                                    72.03                                      72.03
Corp             24,949.50                                24,949.50                                  24,949.50
Corp              7,484.00                                 7,484.00                                   7,484.00
Corp              1,804.96                                 1,804.96                                   1,804.96
Corp             19,171.00                                19,171.00                                  19,171.00
                                                                                                             -
                 53,481.49           -              -     53,481.49                                  53,481.49

Corp             88,294.00                                88,294.00                                  88,294.00

                 88,294.00           -              -     88,294.00                                  88,294.00

                                                                                                    ----------
                                                                                                    306,778.29
                                                                                                    ==========

Corp                 32.66                                    32.66                                      32.66
                                                                                                             -
                     32.66           -              -         32.66                                      32.66

Corp                500.00                                   500.00                                     500.00
                                                                                                             -
                    500.00           -              -        500.00                                     500.00

                                                                                                    ----------
                                                                                                        532.66
                                                                                                    ==========

Corp              4,737.80                                 4,737.80                                   4,737.80
                                                                  -                                          -
                  4,737.80           -              -      4,737.80                                   4,737.80

Corp                210.78                                   210.78                                     210.78
Corp                241.80                                   241.80                                     241.80
Corp                256.43                                   256.43                                     256.43
Corp                 57.72                                    57.72                                      57.72
Corp              1,000.00                                 1,000.00                                   1,000.00
                                                                  -                                          -
                  1,766.73           -              -      1,766.73                                   1,766.73

Legal    Date                                           Payable
Entity  Receive   Invoice Payable to                     From                 Description of Invoice / Service           Commission
------------------------------------------------------------------------------------------------------------------------------------
Corp    7/11/00   Burns Intl Security                   FATT           Security
Corp    7/26/00   Burns International Security          FATT           Security

                                                                                    Sub-Total for Repairs & Maintenance            -


Corp    7/11/00   David Hardin                          FATT           Refund
Corp    7/11/00   Petty Cash                            FATT           Reimbursement

                                                                       Sub-Total for Miscellaneous                                 -

Corp              Various                               FATT           July Payroll
                                                                       Sub-Total for Payroll                                       -

                                                                       Total Outflows for FATT

Corp    7/6/00    San Diego county Tax Collector    Harbor Lights      June - Dec unsecured property tax
Corp    7/18/00   City Treasurer                    Harbor Lights      Transient Occupancy Tax - May
Corp    7/25/00   City Treasurer                    Harbor Lights      Occupancy tax

                                                                        Total for Governmental Fees & Taxes - Harbor Lights        -


Corp    7/19/00   Canon Financial                   Harbor Lights      Copier lease
                                                                                 Total Equipment Leases - Harbor Lights

Corp    7/6/00    Pacific Bell                      Harbor Lights      phone
Corp    7/6/00    Sprint                            Harbor Lights      phone
Corp    7/19/00   Sunterra Communications           Harbor Lights      phone
Corp    7/25/00   Pacific Bell                      Harbor Lights      Phone
Corp    7/25/00   Sprint                            Harbor Lights      Phone
Corp    7/11/00   Pacific Bell                      Harbor Lights      phone

                                                                                Sub Total for Telephone - Harbor Lights            -

Corp    7/19/00   Airborne                          Harbor Lights      Shipping
Corp    7/19/00   Danka                             Harbor Lights      Copier
Corp    7/19/00   DHL                               Harbor Lights      Shipping
Corp    7/19/00   Newbold Addressograph             Harbor Lights      Printing
Corp    7/25/00   Danka                             Harbor Lights      copier
Corp    7/25/00   Petty Cash                        Harbor Lights      Reimbursement thru 7/17
Corp    7/12/00   Arrowhead Mountain Spring         Harbor Lights      Spring Water
                                                                          Sub-Total for Office Supplies - Harbor Lights

Corp    7/19/00   Inn Room Visitors                 Harbor Lights      Magazines
Corp    7/12/00   San Diego Concierge               Harbor Lights      Reservations

                                                                     Sub-Total for Marketing, Selling, Advertising -
                                                                     Harbor lights


Corp    7/6/00    Brooks Chapman                    Harbor Lights      Expense report
Corp    7/6/00    Elena Cormio                      Harbor Lights      Expense report
Corp    7/6/00    Jason Toste                       Harbor Lights      Expense report
Corp    7/25/00   Brooks Chapman                    Harbor Lights      Expense Report
Corp    7/11/00   Thomas Leavitt                    Harbor Lights      Expense Reports
Corp    7/11/00   Jason Toste                       Harbor Lights      Expense Reports

                                                                                          Sub-Total for Expense Reports            -


Corp    7/19/00   American first Aid                Harbor Lights      First aid kit
Corp    7/19/00   Clean Touch                       Harbor Lights      Maintenance & Housekeeping supplies
Corp    7/19/00   Ecolab                            Harbor Lights      Maintenance & Housekeeping supplies
Corp    7/19/00   Guest Distribution                Harbor Lights      Maintenance & Housekeeping supplies
Corp    7/19/00   Superco Specialty                 Harbor Lights      Maintenance & Housekeeping supplies
Corp    7/19/00   Waxie Sanitary Supplies           Harbor Lights      Maintenance & Housekeeping supplies
Corp    7/19/00   Wilmar Industries                 Harbor Lights      Maintenance & Housekeeping supplies
Corp    7/19/00   Frazee Painting                   Harbor Lights      Painting & Wallcovering
Corp    7/19/00   JJJ Enterprises                   Harbor Lights      Alarm
Corp    7/19/00   Regency Lighting                  Harbor Lights      lighting
Corp    7/19/00   San Diego Hardware                Harbor Lights      Maintenance

Legal                           Pre-           Post - Petition          check          Check/wire
Entity              Other     Petition  1st Day Order    Subsequent      wire             Date           Total
--------------------------------------------------------------------------------------------------------------
Corp               561.33                                    561.33                                     561.33
Corp               647.10                                    647.10                                     647.10

                 1,208.43            -              -      1,208.43                                   1,208.43


Corp                25.00                                     25.00                                      25.00
Corp             1,418.00                                  1,418.00                                   1,418.00
                                                                                                             -
                 1,443.00            -              -      1,443.00                                   1,443.00

Corp            27,731.00                                 27,731.00                                  27,731.00
                27,731.00            -              -     27,731.00                                  27,731.00

                                                                                                     ---------
                                                                                                     36,886.96
                                                                                                     =========

Corp             7,004.34                                  7,004.34                                   7,004.34
Corp             9,427.00     9,427.00                                                                9,427.00
Corp             6,987.00                                  6,987.00                                   6,987.00

                23,418.34     9,427.00              -     13,991.34                                  23,418.34


Corp               564.62                                    564.62                                     564.62
                   564.62                                    564.62                                     564.62


Corp               352.85                                    352.85                                     352.85
Corp                59.80                                     59.80                                      59.80
Corp             8,390.11                                  8,390.11                                   8,390.11
Corp               376.86                                    376.86                                     376.86
Corp                67.07                                     67.07                                      67.07
Corp                60.01                                     60.01                                      60.01
                                                                  -                                          -
                 9,306.70            -              -      9,306.70                                   9,306.70


Corp                43.26                                     43.26                                      43.26
Corp                87.75                                     87.75                                      87.75
Corp               306.58                                    306.58                                     306.58
Corp                40.52                                     40.52                                      40.52
Corp               127.73                                    127.73                                     127.73
Corp               287.99                                    287.99                                     287.99
Corp               124.69                                    124.69                                     124.69
                 1,018.52                                  1,018.52                                   1,018.52


Corp               100.00                                    100.00                                     100.00
Corp             3,453.80                                  3,453.80                                   3,453.80

                 3,553.80                                  3,553.80                                   3,553.80



Corp               589.18                                    589.18                                     589.18
Corp               711.31                                    711.31                                     711.31
Corp               229.35                                    229.35                                     229.35
Corp               156.67                                    156.67                                     156.67
Corp               504.43                      504.43                                                   504.43
Corp               186.26                                    186.26                                     186.26
                                                                                                             -
                 2,377.20            -         504.43      1,872.77                                   2,377.20


Corp                73.08                                     73.08                                      73.08
Corp                28.35                                     28.35                                      28.35
Corp               374.94                                    374.94                                     374.94
Corp               804.71                                    804.71                                     804.71
Corp               728.48                                    728.48                                     728.48
Corp             1,505.22                                  1,505.22                                   1,505.22
Corp                72.93                                     72.93                                      72.93
Corp                94.71                                     94.71                                      94.71
Corp               285.00                                    285.00                                     285.00
Corp                66.20                                     66.20                                      66.20
Corp               200.57                                    200.57                                     200.57

Legal     Date                                Payable
Entity  Received      Invoice Payable to       From                         Development of Invoice / Service              Commission
-----------------------------------------------------------------------------------------------------------------------------------
Corp    7/19/00    Tower Glass             Harbor Lights            Replacement window/mirror
Corp    7/19/00    Trugreen Plant          Harbor Lights            Plant maintenance
Corp    7/19/00    Uniforms to You         Harbor Lights            Uniforms
Corp     7/6/00    Cox Communications      Harbor Lights            Cable bill
Corp     7/6/00    Edco Disposal           Harbor Lights            Waste disposal
Corp     7/9/00    Sunset Parking Service  Harbor Lights            Parking
Corp    7/12/00    Cox Communications      Harbor Lights            Cable
Corp    7/25/00    Sunset Parking Service  Harbor Lights            parking
Corp    7/25/00    Try n Hide              Harbor Lights            Maintenance
Corp    7/25/00    Wilmar Industries       Harbor Lights            Maintenance & Housekeeping supplies

                                                                                     Sub-Total for Repairs & Maintenance       -

Corp     7/6/00    Petty Cash              Harbor Lights            Petty Cash reimbursement
Corp    7/19/00    American Hotel Register Harbor Lights            Furniture
Corp               Pitney Bowes Credit     Harbor Lights
Corp               RPM Management          Harbor Lights            Maintenance Fees

                                                                                             Sub-Total for Miscellaneous       -

                                                                                       Total Outflows for Harbour Lights

Corp     7/5/00    Federal Express         National Programs        Shipping
Corp               DHL Worldwide Express   National Programs
Corp               Federal Express         National Programs

                                                                                           Sub-Total for Office Supplies       -

Corp               RCI                     National Programs

                                                                                             Sub-Total for Miscellaneous       -

                                                                                     Total Outflows for National Program

Corp     7/5/00    RPM Mgmt Branson        Plantation @ Fall Creek  rent for Encore dept
Corp    7/25/00    AAA Storage             Plantation @ Fall Creek  Storage

                                                                    Sub-Total for Property Rent                                -

Corp    7/19/00    Ikon Office Solutions   Plantation @ Fall Creek  Copier maintenance agreement
Corp    7/25/00    IOS Capital             Plantation @ Fall Creek  copiers
Corp    7/25/00    Pitney Bowes            Plantation @ Fall Creek  Mail machine

                                                                                                  Total Equipment Leases

Corp    7/25/00    LCS Paging              Plantation @ Fall Creek  Phone
Corp    7/12/00    Sunterra Communication  Plantation @ Fall Creek  June phone payment
Corp    7/19/00    AT & T Wireless         Plantation @ Fall Creek  phone

                                                                                                 Sub Total for Telephone       -

Corp     7/5/00    Federal Express         Plantation @ Fall Creek  Shipping
Corp    7/19/00    Federal Express         Plantation @ Fall Creek  Shipping
Corp    7/25/00    Springfield Stamp       Plantation @ Fall Creek  Stamp
Corp    7/12/00    Federal Express         Plantation @ Fall Creek  Shipping
Corp    7/12/00    Larue Distributing      Plantation @ Fall Creek  Coffee Products

                                                                                           Sub-Total for Office Supplies       -

Corp    7/12/00    RPM Branson             Plantation @ Fall Creek  Restaurant Vouchers
Corp    7/19/00    RPM Mgmt                Plantation @ Fall Creek  Vouchers
Corp    7/25/00    Larue Distributing      Plantation @ Fall Creek  Coffee
Corp    7/25/00    McGufeys Restaurant     Plantation @ Fall Creek  Vouchers
Corp    7/25/00    Ozarks Coca Cola        Plantation @ Fall Creek  Refreshment

                                                                           Sub-Total for Marketing, Selling, Advertising       -

Corp    7/25/00    Mark Fratick            Plantation @ Fall Creek  Commission                                          1,983.42
Corp    7/12/00    Mark Fratick            Plantation @ Fall Creek  Commissions                                           705.80

Legal                            Pre-                  Post-Petition               check     Check/wire
Entity            Other          Petition        1st Day Order    Subsequent          wire       Date                Total
-----------------------------------------------------------------------------------------------------------------------------------
Corp            2,930.49                                           2,930.49                                        2,930.49
Corp              680.86                                             680.86                                          680.86
Corp              169.69                                             169.69                                          169.69
Corp              596.65                                             596.65                                          596.65
Corp              779.80                                             779.80                                          779.80
Corp              790.00                                             790.00                                          790.00
Corp              591.65                                             591.65                                          591.65
Corp           14,396.50                                          14,396.50                                       14,396.50
Corp               90.00                                              90.00                                           90.00
Corp              515.41                                             515.41                                          515.41

               25,775.24               -            -             25,775.24                                       25,775.24

Corp            1,014.97                                           1,014.97                                        1,014.97
Corp              272.37                                             272.37                                          272.37
Corp              918.92                                             918.92                                          918.92
Corp           16,190.00                                          16,190.00                                       16,190.00

               18,396.26               -            -             18,396.26                                       18,396.26
                                                                                                                  ---------
                                                                                                                  84,410.68
                                                                                                                  =========

Corp              714.50                                             714.50         ck                7/3/00         714.50
Corp               33.70                                              33.70                                           33.70
Corp              124.27                                             124.27                                          124.27
                                                                          -                                               -
                  872.47               -            -                872.47                                          872.47

Corp                8.71                                               8.71                                            8.71
                                                                                                                          -
                    8.71               -            -                  8.71                                            8.71
                                                                                                                  ---------
                                                                                                                     881.18
                                                                                                                  =========

Corp           11,875.86                                          11,875.86                                       11,875.86
Corp              300.00                                             300.00                                          300.00
                                                                          -
               12,175.86       12,175.86       12,175.86          12,175.86                                       12,175.86

Corp              678.72                                             678.72                                          678.72
Corp            1,072.00                                           1,072.00                                        1,072.00
Corp              374.47                                             374.47                                          374.47

                2,125.19                                           2,125.19                                        2,125.19

Corp              151.15                                             151.15                                          151.15

Corp            1,164.83                                           1,164.83                                        1,164.83
Corp              900.38                                             900.38                                          900.38
                                                                          -                                               -
                2,216.36               -            -              2,216.36                                        2,216.36


Corp               42.74                                              42.74                                           42.74
Corp              116.04                                             116.04                                          116.04
Corp               10.82                                              10.82                                           10.82
Corp               62.45                                              62.45                                           62.45
Corp               56.96                                              56.96                                           56.96
                                                                          -                                               -
                  289.01               -            -                289.01                                          289.01

Corp              392.17                                             392.17                                          392.17
Corp              102.99                                             102.99                                          102.99
Corp               87.59                                              87.59                                           87.59
Corp              200.00                                             200.00                                          200.00
Corp               83.81                                              83.81                                           83.81
                       -                                                  -                                               -
                  866.56               -            -                866.56                                          866.56


Corp                                                               1,983.42                                        1,983.42
Corp                                                                 705.80                                          705.80

Legal     Date                                Payable
Entity  Received      Invoice Payable to       From                         Development of Invoice / Service             Commission
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Sub-Total for Contract Labor/Commissions  2,689.22

Corp    7/12/00    Jeff Marsh              Plantation @ Fall creek     Expense Reports
Corp    7/5/00     Sean McNeilis           Plantation @ Fall creek     Expense report
Corp    7/19/00    Darcy Grady             Plantation @ Fall creek     Expense reimbursement

                                                                                           Sub-Total for Expense Reports

Corp               Various                 Plantation @ Fall creek     July Payroll


                                                                                                   Sub-Total for Payroll

                                                                             Total Outflows for Plantation at Fall Creek

Corp               Various                 Ridge Spa & Racquet Club    July Payroll


                                                                                                   Sub-Total for Payroll

                                                                                  Total Outflows for Ridge Spa & Racquet
                                                                                  Club (Invoiced)

Corp    7/26/00    Nevada Dept Taxation    Club Sunterra @ Roundhill   License


                                                                                     Total for Governmental Fees & Taxes


Corp    7/12/00    Felco Commercial        Club Sunterra @ Roundhill   Lease of van
                   service
Corp    7/18/00    IOS Capital             Club Sunterra @ Roundhill   Copier lease


                                                                                          Sub-Total for Equipment Leases

Corp    7/19/00    JM Enterprises          Club Sunterra @ Roundhill   June & July rent


                                                                                             Sub-Total for Property Rent       -


Corp    7/19/00    Sierra Pacific Power    Club Sunterra @ Roudhill    Electric June
Corp    7/12/00    Sierra Pacific Power    Club Sunterra @ Roundhill   June power
Corp    7/26/00    Sierra pacific Power    Club Sunterra @ Roundhill   Utilities

                                                                                                 Sub-Total for Utilities       -


Corp    7/19/00    Nevada Bell             Club Sunterra @ Roudhill    phone
Corp    7/26/00    GTE Cal                 Club Sunterra @ Roudhill    Phone
Corp    7/26/00    Sprint                  Club Sunterra @ Roudhill    Phone


                                                                                                 Sub Total for Telephone       -

Corp    7/12/00    Fed Ex                  Club Sunterra @ Roundhill   Shipping

Corp    7/26/00    Compupay                Club Sunterra @ Roundhill   payroll


                                                                                           Sub-Total for Office Supplies       -


Corp    7/12/00    Resort Development      Club Sunterra @ Roundhill   Escrow Bank Fees
                   International
Corp    7/12/00    Stewart Title           Club Sunterra @ Roundhill   Transfer to trust Dunne
Corp    7/19/00    Tahoe Beach & Ski Club  Club Sunterra @ Roundhill   10% RPM GM Fee


                                                                                             Sub-Total for Miscellaneous       -

Corp    7/19/00    Hale Lane Peek Dennison Club Sunterra @ Roundhill   Legal



                                                                                         Sub-Total for Professional Fees       -

                                                                            Total Outflows for Club Sunterra @ Roundhill

Corp    7/19/00    San Luis Bay Inn        San Luis Bay                June phone
Corp    7/19/00    San Luis Bay Inn        San Luis Bay                June cost share

Legal                            Pre-                  Post-Petition               check     Check/wire
Entity            Other          Petition        1st Day Order    Subsequent          wire       Date                Total
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              -
                       -              -                   -          2,689.22                                          2,689.22

Corp                24.49                                               24.49                                             24.49
Corp             1,328.18                                            1,328.18                                          1,328.18
Corp                27.90                                               27.90                                             27.90
                 1,380.57                                            1,380.57                                          1,380.57

Corp            36,164.00                                           36,164.00                                         36,164.00

                36,164.00                                           36,164.00                                         36,164.00
                                                                                                                     ----------
                                                                                                                      57,906.77
                                                                                                                     ==========

Corp            13,223.00                         13,223.00                                                           13,223.00
                                                                                                                              -
                13,223.00            -            13,223.00                 -                                         13,223.00
                                                                                                                     ----------
                                                                                                                      13,223.00
                                                                                                                     ==========

Corp             1,648.75                                            1,648.75                                          1,648.75

Corp             1,648.75            -               -               1,648.75                                          1,648.75


Corp             1,079.97                                            1,079.97                                          1,079.97
                 2,850.64                                            2,850.64                                          2,850.64


                 3,930.61            -               -               3,930.61                                          3,930.61

Corp             2,980.00                                            2,980.00                                          2,980.00

                 2,980.00                                            2,980.00                                          2,980.00


Corp                51.55                                               51.55                                             51.55
Corp               670.91                                              670.91                                            670.91
                    17.22                                               17.22                                             17.22

                   739.68            -               -                 739.68                                            739.68

Corp             1,359.55                                            1,359.55                                          1,359.55
Corp                39.10                                               39.10                                             39.10
                   258.23                                              258.23                                            258.23

                                                                            -                                                 -
                 1,656.88            -               -               1,656.88                                          1,656.88

Corp                18.82                                               18.82                                             18.82
Corp               168.76                                              168.76                                            168.76
                       -                                                    -                                                 -
                   187.58            -               -                 187.58                                            187.58

Corp             6,519.35                                            6,519.35                                          6,519.35
Corp                30.00                                               30.00                                             30.00
Corp               687.50                                              687.50                                            687.50
                                                                                                                              -
                 7,236.85            -               -               7,236.85                                          7,236.85


Corp               135.00                                              135.00                                            135.00
                                                                                                                              -
                                                                                                                              -
                   135.00            -               -                 135.00                                            135.00
                                                                                                                      ---------
                                                                                                                      18,515.35
                                                                                                                      =========

Corp               338.57                                              338.57                                            338.57
Corp            29,628.54                                           29,628.54                                         29,628.54


Legal     Date                                    Payable
Entity  Received           Invoice Payable to      From                       Description of Invoice/Service
--------------------------------------------------------------------------------------------------------------------------------
Corp   7/19/00    San Luis Bay Inn              San Luis Bay       Easement area billing
                                                                                               Sub-Total for Miscellaneous
Corp              Various                       San Luis Bay       July Payroll
                                                                                                     Sub-Total for Payroll

                                                                                           Total Outflows for San Luis Bay
Corp  7/25/00     Storage USA                   Villas of Santa Fe  Storage
                                                                                               Sub-Total for Property Rent
Corp  7/25/00     Amer teledata                 Villas of Santa Fe  Credit machine
                                                                                                    Total Equipment Leases
Corp  7/25/00     US West Communications        Villas of Santa Fe  Phone
Corp  7/25/00     Verizon                       Villas of Santa Fe  Phone
                                                                                                   Sub Total for Telephone

Corp  7/25/00     Airborne                      Villas of Santa Fe  Shipping
Corp  7/25/00     Federal express               Villas of Santa Fe  Shipping
Corp  7/25/00     UPS                           Villas of Santa Fe  Shipping

                                                                                             Sub-Total for Office Supplies
Corp  7/19/00     Wm & Marilyn Sepples          Villas of Santa Fe  Refund
                                                                                               Sub-Total for Miscellaneous

                                                                                     Total Outflows for Villas of Santa Fe

Legal                                Pre-            Post-Petition               check    Check/wire
Entity   Commission   Other        Petition    1st Day Order   Subsequent         wire       Date          Total
--------------------------------------------------------------------------------------------------------------------
Corp                 2,554.60                                     2,554.60                                  2,554.60

           -        32,521.71          -                  -      32,521.71                                 32,521.71

Corp                30,000.00                                    30,000.00                                 30,000.00

           -        30,000.00          -                  -      30,000.00                                 30,000.00

                                                                                                       -------------
                                                                                                           62,521.71
                                                                                                       =============

Corp       -           109.00                                       109.00                                   109.00
                                                                                                                  -
                       109.00     109.00             109.00         109.00                                   109.00

Corp                    51.85                                        51.85                                    51.85
                        51.85                                        51.85                                    51.85

Corp                   973.17                                       973.17                                   973.17
Corp                   433.64                                       433.64                                   433.64
                                                                                                                  -
           -         1,406.81          -                  -       1,406.81                                 1,406.81

Corp                    17.82                                        17.82                                    17.82
Corp                    21.20                                        21.20                                    21.20
Corp                   616.25                                       616.25                                   616.25
                            -                                            -                                        -
           -           655.27          -                  -         655.27                                   655.27

Corp                 3,605.00                                     3,605.00                                 3,605.00

           -         3,605.00          -                  -       3,605.00                                 3,605.00

                                                                                                       ------------
                                                                                                           5,827.93
                                                                                                       ============

                                         Total Outflows for Sunterra Corporation                       7,200,236.54
                                                   00-5-6931-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000


                                                                       AKGI St.
Legal entity                                                      Maarten, N.V.
Bankruptcy filing number                                           00-5-6933-JS
                                                                  -------------
Revenues:
---------
Vacation interests sales                                            $  577,721
Interest income                                                              -
Other income (loss)                                                    114,353
                                                                    ----------
   Total revenues                                                      692,074
                                                                    ----------
Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                       157,528
Advertising, sales and marketing                                       340,339
Provision for doubtful accounts                                              -
Loan portfolio expenses                                                 21,577
General & administrative                                               102,832
Depreciation & amortization                                             20,375
                                                                    ----------
Total costs & operating expenses                                       642,651
                                                                    ----------
(Loss) income from operations                                           49,423

Interest expense                                                             -
Realized loss on available-for-sale securities                               -
Bankruptcy expenses                                                          -
                                                                    ----------
Income before provision for taxes                                       49,423

Provision for income taxes                                                   -
                                                                    ----------
Net (loss) income                                                   $   49,423
                                                                    ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                                      AKGI St.
Legal entity                                                     Maarten, N.V.
Bankruptcy filing number                                         00-5-6933-JS
                                                                 -------------
Assets:
-------
Cash and cash equivalents                                        $      529,140
Cash in escrow and restricted cash                                          769
Mortgage receivables, net                                                     -
Retained interests                                                            -
Intercompany receivable                                              (4,728,184)
Due from related parties                                              1,883,654
Other receivables, net                                                2,959,534
Prepaid expenses and other assets                                       618,132
Investment in joint ventures                                                  -
Real estate and development costs                                    18,089,040
Property and equipment, net                                             342,912
Intangible assets                                                         5,313
                                                                   ------------

Total assets                                                     $   19,700,310
                                                                   ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           $    5,034,094
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                               55,882
Accrued liabilities                                                      66,402
Notes payable not subject to compromise                                       -
Deferred taxes                                                           18,920
                                                                   ------------
Total liabilities                                                     5,175,298
                                                                   ------------
Stockholders' equity                                                 14,525,012

Total liabilities and equity                                     $   19,700,310
                                                                   ============

                                                                      Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                                       AKGI St.
Legal entity                                                      Maarten, N.V.
Bankruptcy filing number                                           00-5-6933-JS
                                                                   ------------
Inflows:
--------
Deposit/Collection
------------------
Cash-Out Program                                                 $       97,517
Encore                                                                    5,962
Vacation Ownership Sales                                                150,804
                                                                   ------------
   Subtotal-Deposit/Collection Inflows                                  254,283

Other
-----
Asset Sales                                                                   -
                                                                   ------------
   Total Cash Inflows                                                   254,283

Outflows:
---------
Operating-Resorts                                                        43,958
                                                                   ------------
   Total Cash Outflows                                           $       43,958

Legal                           Date                                Payable
Entity                        Received      Invoice Payable to       From           Description of Invoice / Service
------------------------------------------------------------------------------------------------------------------------------------
AKGI St. Maarten NV,  Inc.    7/25/00     Thrifty Car rental       St Maarten     Car lease

                                                                                       Total Equipment Leases

AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St. Maarten    Cell phone charge
AKGI St. Maarten NV,  Inc.    7/25/00     Telnet                   St. Maarten    Internet charges

                                                                                       Sub Total for Telephone

AKGI St. Maarten NV,  Inc.    7/25/00     Alico Insurance          St Maarten     Medical ins

                                                                                       Sub-Total for Insurance

AKGI St. Maarten NV,  Inc.    7/25/00     Federal express          St Maarten     Shipping
AKGI St. Maarten NV,  Inc.    7/25/00     New edition              St Maarten     Office supplies
AKGI St. Maarten NV,  Inc.    7/25/00     PDG Supplies             St Maarten     Office supplies
AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St Maarten     Postage
AKGI St. Maarten NV,  Inc.    7/25/00     New edition              St Maarten     Office supplies
AKGI St. Maarten NV,  Inc.    7/25/00     Office World             St Maarten     Office supplies
AKGI St. Maarten NV,  Inc.    7/25/00     Safe cargo               St Maarten     Shipping

                                                                                Sub-Total for Office Supplies - St. Maarten,

AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St. Maarten    Royal Palm inventory - food & beverage
AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St. Maarten    Royal Palm - vouchers for tours
AKGI St. Maarten NV,  Inc.    7/25/00     Carls & Sons             St. Maarten    June bread
AKGI St. Maarten NV,  Inc.    7/25/00     Petty cash               St. Maarten    F & B
AKGI St. Maarten NV,  Inc.    7/25/00     Pan Achives              St. Maarten    Entertainment
AKGI St. Maarten NV,  Inc.    7/25/00     Duzons Catering          St. Maarten    Breakfast meeting
AKGI St. Maarten NV,  Inc.    7/25/00     Ruford Serrent           St. Maarten    Tent Rental
AKGI St. Maarten NV,  Inc.    7/25/00     Sign Shop                St. Maarten    Sales/ Marketing signs
AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St. Maarten    Flamingo Entertainment
AKGI St. Maarten NV,  Inc.    7/25/00     Eric Durreche            St. Maarten    Booth rent
AKGI St. Maarten NV,  Inc.    7/25/00     Carls & Sons             St. Maarten    June bread Flamingo
AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St. Maarten    Flamingo inventory - food & beverage
AKGI St. Maarten NV,  Inc.    7/25/00     Courtwell Mgmt           St. Maarten    Vouchers
AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St. Maarten    Booth rent

                                                                                Sub-Total for Marketing, Selling, Advertising

AKGI St. Maarten NV,  Inc.    7/25/00     Alejandra Padin          St. Maarten    Expense Report

                                                                                       Sub-Total for Expense Reports

AKGI St. Maarten NV,  Inc.    7/25/00     Bernard Brown            St. Maarten    transport top soil
AKGI St. Maarten NV,  Inc.    7/25/00     CH Pest Control Palm     St. Maarten    Monthly Pest control Flamingo & Royal Palm
AKGI St. Maarten NV,  Inc.    7/25/00     Marshall Motors          St. Maarten    Vehicle lease
AKGI St. Maarten NV,  Inc.    7/25/00     Original car rental      St. Maarten    Vehicle maintenance

                                                                                Sub-Total for Repairs & Maintenance

AKGI St. Maarten NV,  Inc.    7/25/00     Various Banks            St. Maarten    Loan repayments deducted from emp payroll
AKGI St. Maarten NV,  Inc.    7/25/00     St Maarten Housing       St. Maarten    Rent deducted from emp payroll
AKGI St. Maarten NV,  Inc.    7/25/00     WIFOL                    St. Maarten    Union dues deducted from emp payroll
AKGI St. Maarten NV,  Inc.    7/25/00     Various                  St. Maarten    Misc. Expenses

                                                                                       Sub-Total for Miscellaneous

AKGI St. Maarten NV,  Inc.    7/25/00     Winkel, Slolina          St Maarten     Legal fees

                                                                                       Sub-Total for Professional Fees

Legal                                                          Pre-          Post - Petition        check  Check/wire
Entity                        Commission            Other     Petition   1st Day Order  Subsequent    wire     Date       Total
--------------------------------------------------------------------------------------------------------------------------------
AKGI St. Maarten NV,  Inc.                                    900.00                       900.00                         900.00

                                                              900.00                       900.00                         900.00

AKGI St. Maarten NV,  Inc.                        309.07                                   309.07                         309.07
AKGI St. Maarten NV,  Inc.                         37.07                                    37.07                          37.07
                                                                                             0.00                           0.00
                                                  346.14           -               -       346.14                         346.14

AKGI St. Maarten NV,  Inc.                        477.10                                   477.10                         477.10
                                                                                                                            0.00
                                                  477.10           -               -       477.10                         477.10

AKGI St. Maarten NV,  Inc.                      1,894.15                                 1,894.15                       1,894.15
AKGI St. Maarten NV,  Inc.                        349.18                                   349.18                         349.18
AKGI St. Maarten NV,  Inc.                         45.57                                    45.57                          45.57
AKGI St. Maarten NV,  Inc.                        156.05                                   156.05                         156.05
AKGI St. Maarten NV,  Inc.                        823.00                                   823.00                         823.00
AKGI St. Maarten NV,  Inc.                        119.70                                   119.70                         119.70
AKGI St. Maarten NV,  Inc.                         53.02                                    53.02                          53.02
                                                                                             0.00                           0.00
                                                3,440.67           -               -     3,440.67                       3,440.67

AKGI St. Maarten NV,  Inc.                      6,429.31                                 6,429.31                       6,429.31
AKGI St. Maarten NV,  Inc.                      1,114.00                                 1,114.00                       1,114.00
AKGI St. Maarten NV,  Inc.                      2,398.04                                 2,398.04                       2,398.04
AKGI St. Maarten NV,  Inc.                        195.32                                   195.32                         195.32
AKGI St. Maarten NV,  Inc.                        500.00                                   500.00                         500.00
AKGI St. Maarten NV,  Inc.                        343.35                                   343.35                         343.35
AKGI St. Maarten NV,  Inc.                        405.00                                   405.00                         405.00
AKGI St. Maarten NV,  Inc.                        842.52                                   842.52                         842.52
AKGI St. Maarten NV,  Inc.                      1,300.00                                 1,300.00                       1,300.00
AKGI St. Maarten NV,  Inc.                        400.00                                   400.00                         400.00
AKGI St. Maarten NV,  Inc.                      1,105.79                                 1,105.79                       1,105.79
AKGI St. Maarten NV,  Inc.                      7,399.03                                 7,399.03                       7,399.03
AKGI St. Maarten NV,  Inc.                      3,964.00                                 3,964.00                       3,964.00
AKGI St. Maarten NV,  Inc.                      2,900.00                                 2,900.00                       2,900.00
                                                                                             0.00                           0.00
                                               29,296.36           -               -    29,296.36                      29,296.36

AKGI St. Maarten NV,  Inc.                        414.00                                   414.00                         414.00
                                                                                                                            0.00
                                                  414.00           -               -       414.00                         414.00

AKGI St. Maarten NV,  Inc.                      1,200.00                                 1,200.00                       1,200.00
AKGI St. Maarten NV,  Inc.                        400.00                                   400.00                         400.00
AKGI St. Maarten NV,  Inc.                      3,900.00                                 3,900.00                       3,900.00
AKGI St. Maarten NV,  Inc.                        530.00                                   530.00                         530.00
                                                                                                                            0.00
                                                6,030.00           -               -     6,030.00                       6,030.00

AKGI St. Maarten NV,  Inc.                      1,031.78                                 1,031.78                       1,031.78
AKGI St. Maarten NV,  Inc.                        714.89                                   714.89                         714.89
AKGI St. Maarten NV,  Inc.                        136.17                                   136.17                         136.17
AKGI St. Maarten NV,  Inc.                        421.00                                   421.00                         421.00
                                                                                                                            0.00
                                                2,303.84           -               -     2,303.84                       2,303.84

AKGI St. Maarten NV,  Inc.                        750.00                                   750.00                         750.00
                                                                                                                            0.00
                                                  750.00           -               -       750.00                         750.00
                                                                                                                       ---------
                                   Total Outflows for AKGI St. Maarten, NV, Inc. (aka St. Maarten)                     43,958.11
                                                     00-5-6933-JS                                                      =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                   $               -
Interest income                                                            -
Other income (loss)                                                        -
                                                           -----------------
   Total revenues                                                          -
                                                           -----------------

Costs & operating expenses:
--------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General & administrative                                                   -
Depreciation & amortization                                                -
                                                           -----------------
Total costs & operating expenses                                           -
                                                           -----------------

(Loss) income from operations                                              -

Interest expense                                                           -
Realized loss on available-for-sale securities                             -
Bankruptcy expenses                                                        -
                                                           -----------------

Income before provision for taxes                                          -

Provision for income taxes                                                 -
                                                           -----------------
Net (loss) income                                          $               -
                                                           =================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                              All Seasons
Legal entity                                             Properties, Inc.
Bankruptcy filing number                                     00-5-6934-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                   $           -
Cash in escrow and restricted cash                                      -
Mortgage receivables, net                                               -
Retained interests                                                      -
Intercompany receivable                                           (45,039)
Due from related parties                                                -
Other receivables, net                                                  -
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                                       -
Property and equipment, net                                             -
Intangible assets                                                       -
                                                            -------------

Total assets                                                $     (45,039)
                                                            =============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                      $           -
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                                     -
Notes payable not subject to compromise                                 -
Deferred taxes                                                          -
                                                            -------------
Total liabilities                                                       -
                                                            -------------

Stockholders' equity                                              (45,039)

Total liabilities and equity                                $     (45,039)
                                                            =============

                                                                  Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                 -----------

No Cash Flow for this entity.

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement For the Month
Ended July 31, 2000

                                                       All Seasons
                                                          Resorts,
Legal entity                                             Inc. (AZ)
Bankruptcy filing number                              00-5-6936-JS
                                                      ------------
Revenues:
--------
Vacation interests sales                              $  3,704,365
Interest income                                             22,381
Other income (loss)                                          9,490
                                                      ------------
   Total revenues                                        3,736,236
                                                      ------------
Costs & operating expenses:
--------------------------
Vacation interests cost of sales                           955,880
Advertising, sales and marketing                         1,606,696
Provision for doubtful accounts                                  -
Loan portfolio expenses                                      9,225
General & administrative                                   214,448
Depreciation & amortization                                 27,939
                                                      ------------
Total costs & operating expenses                         2,814,188
                                                      ------------

(Loss) income from operations                              922,048

Interest expense                                           (38,846)
Realized loss on available-for-sale securities                   -
Bankruptcy expenses                                              -
                                                      ------------
Income before provision for taxes                          960,894

Provision for income taxes                                       -
                                                      ------------
Net (loss) income                                     $    960,894
                                                      ============

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                    All Seasons
                                                       Resorts,
Legal entity                                          Inc. (AZ)
Bankruptcy filing number                           00-5-6936-JS
                                                   ------------
Assets:
------
Cash and cash equivalents                          $    366,890
Cash in escrow and restricted cash                    4,856,915
Mortgage receivables, net                             2,210,768
Retained interests                                            -
Intercompany receivable                              30,211,912
Due from related parties                                (18,348)
Other receivables, net                                7,128,721
Prepaid expenses and other assets                     1,248,309
Investment in joint ventures                                  -
Real estate and development costs                    31,112,892
Property and equipment, net                           1,947,126
Intangible assets                                             -
                                                   ------------

Total assets                                       $ 79,065,185
                                                   ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise             $  4,277,875
Notes payable subject to compromise                           -
Accounts payable not subject to compromise              539,765
Accrued liabilities                                   2,657,462
Notes payable not subject to compromise               1,864,930
Deferred taxes                                                -
                                                   ------------
Total liabilities                                     9,340,032
                                                   ------------

Stockholders' equity                                 69,725,153

Total liabilities and equity                       $ 79,065,185
                                                   ============

                                                     Form No. 8

United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31,
2000

                                                    All Seasons
                                                       Resorts,
Legal entity                                          Inc. (AZ)
Bankruptcy filing number                           00-5-6936-JS
                                                   ------------
Inflows:
-------
Deposit/Collection
------------------
Encore                                             $     56,567
Tour Sales                                                3,257
Operating Refunds                                         2,582
Tax Refunds                                               1,069
                                                   ------------
   Subtotal-Deposit/Collection Inflows                   63,475

Other
-----
Asset Sales                                                   -
                                                   ------------
   Total Cash Inflows                                    63,475

Outflows:
--------
Operating-Resorts                                       402,784
Payroll-Resorts(S&W)                                    525,199
Commissions-Post                                        489,815
HOA Subsidies & Maintenance Fees                         99,450
                                                   ------------
   Total Cash Outflows                             $  1,517,248

Legal                              Date                                     Payable
Entity                           Received         Invoice Payable to         From                  Description of Invoice/Service
------------------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)    7/11/00    City of Scottsdale            Scottsdale
All Seasons Resorts, Inc. (AZ)    7/25/00    City of Scottsdale            Scottsdale    Tax & License

                                                                                         Total for Governmental Fees & Taxes

All Seasons Resorts, Inc. (AZ)    7/19/00    Tri City Storage Solutions    Scottsdale    Storage rent
All Seasons Resorts, Inc. (AZ)    7/25/00    Mobile Mini Inc               Scottsdale    Storage

                                                                                                     Sub-Total for Property Rent

All Seasons Resorts, Inc. (AZ)    7/5/00     GE Capital                    Scottsdale    Modular Building
All Seasons Resorts, Inc. (AZ)    7/5/00     Pitney Bowes                  Scottsdale    Postage Machine
All Seasons Resorts, Inc. (AZ)    7/25/00    GE Capital                    Scottsdale    lease

                                                                                                         Total Equipment Leases

All Seasons Resorts, Inc. (AZ)    7/11/00    Scottsdale Villa Mirage       Scottsdale    Utilities for accting and sales office June

                                                                                                             Sub-Total for Utilities

All Seasons Resorts, Inc. (AZ)    7/11/00    Verizon Wireless              Scottsdale    phone
All Seasons Resorts, Inc. (AZ)    7/25/00    US West Communications        Scottsdale    computer lines

                                                                                                         Sub Total for Telephone
All Seasons Resorts, Inc. (AZ)    7/5/00     Federal Express               Scottsdale    Shipping
All Seasons Resorts, Inc. (AZ)    7/11/00    Compupay                      Scottsdale    Payroll
All Seasons Resorts, Inc. (AZ)    7/11/00    Data Storage                  Scottsdale    Storage
All Seasons Resorts, Inc. (AZ)    7/19/00    Federal Express               Scottsdale    Shipping
All Seasons Resorts, Inc. (AZ)    7/25/00    Federal express               Scottsdale    Shipping

                                                                                                     Sub-Total for Office Supplies

All Seasons Resorts, Inc. (AZ)    7/5/00     Darden Restaurants            Scottsdale    certificates
All Seasons Resorts, Inc. (AZ)    7/5/00     Desiree Matlock               Scottsdale    Breakfast
All Seasons Resorts, Inc. (AZ)    7/5/00     Rawhide                       Scottsdale    certificates
All Seasons Resorts, Inc. (AZ)    7/11/00    Coca Cola                     Scottsdale    Refreshments
All Seasons Resorts, Inc. (AZ)    7/11/00    Desiree Matlock               Scottsdale    Breakfast
All Seasons Resorts, Inc. (AZ)    7/11/00    Frys Food store               Scottsdale    Refreshments
All Seasons Resorts, Inc. (AZ)    7/11/00    Leach Laser                   Scottsdale    Concierge
All Seasons Resorts, Inc. (AZ)    7/11/00    P F Changs                    Scottsdale    Restaurant Certificates
All Seasons Resorts, Inc. (AZ)    7/11/00    Rawhide                       Scottsdale    Certificates
All Seasons Resorts, Inc. (AZ)    7/19/00    Fashion Square                Scottsdale    Certificates
All Seasons Resorts, Inc. (AZ)    7/19/00    Fryes Food store              Scottsdale    Refreshments
All Seasons Resorts, Inc. (AZ)    7/19/00    Hinckley & Sierra Springs     Scottsdale    Refreshments & water
All Seasons Resorts, Inc. (AZ)    7/19/00    Desiree Matlock               Scottsdale    Breakfast
All Seasons Resorts, Inc. (AZ)    7/19/00    Michael Montis                Scottsdale    Certificates
All Seasons Resorts, Inc. (AZ)    7/19/00    Scottsdale Villa Mirage       Scottsdale    room stays
All Seasons Resorts, Inc. (AZ)    7/25/00    Frederico Beristain           Scottsdale    Business Cards
All Seasons Resorts, Inc. (AZ)    7/25/00    Frys Foods                    Scottsdale    Refreshment
All Seasons Resorts, Inc. (AZ)    7/25/00    Desiree Matlock               Scottsdale    Breakfast
All Seasons Resorts, Inc. (AZ)    7/25/00    Scottsdale Villa Mirage       Scottsdale    Room stays
All Seasons Resorts, Inc. (AZ)    7/25/00    United Coffee Service         Scottsdale    Refreshment

                                                                                      Sub-Total for Marketing, Selling, Advertising

All Seasons Resorts, Inc. (AZ)    7/5/00     Anthony Marinelli             Scottsdale    Expense report
All Seasons Resorts, Inc. (AZ)    7/11/00    Various                       Scottsdale    Expense Reports
All Seasons Resorts, Inc. (AZ)    7/25/00    Maria Thurman                 Scottsdale    Expense Report

                                                                                                     Sub-Total for Expense Reports

All Seasons Resorts, Inc. (AZ)    7/12/00    Scottsdale                    Corp          Commissions
All Seasons Resorts, Inc. (AZ)    7/19/00    Various                       Corp          Commissions - Scottsdale
All Seasons Resorts, Inc. (AZ)               Scottsdale                    Corp          Commissions

                                                                                      Sub-Total for Contract Labor/Commissions


Legal                                                          Pre-            Post - Petition        check  Check/wire
Entity                           Commission    Other         Petition     1st Day  Order Subsequent   wire      Date        Total
------------------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)                    100.00                                     100.00                          100.00
All Seasons Resorts, Inc. (AZ)                     50.00                                      50.00                           50.00

                                          -       150.00          -              -           150.00                          150.00

All Seasons Resorts, Inc. (AZ)                    787.81                                     787.81                          787.81
All Seasons Resorts, Inc. (AZ)                     93.72                                      93.72                           93.72
                                                                                                                               0.00
                                          -       881.53        881.53        881.53         881.53                          881.53

All Seasons Resorts, Inc. (AZ)                    327.82                                     327.82                          327.82
All Seasons Resorts, Inc. (AZ)                     76.31                                      76.31                           76.31
All Seasons Resorts, Inc. (AZ)                    405.82                                     405.82                          405.82
                                                  809.95                                     809.95                          809.95

                                                3,672.84                                   3,672.84                        3,672.84
All Seasons Resorts, Inc. (AZ)
                                                                                                                               0.00

                                          -     3,672.84          -              -         3,672.84                        3,672.84
All Seasons Resorts, Inc. (AZ)
All Seasons Resorts, Inc. (AZ)                    942.07                                     942.07                          942.07
                                                2,051.50                                   2,051.50                        2,051.50
                                                                                               0.00                            0.00
All Seasons Resorts, Inc. (AZ)            -     2,993.57          -              -         2,993.57                        2,993.57
All Seasons Resorts, Inc. (AZ)
All Seasons Resorts, Inc. (AZ)                    139.54                                     139.54                          139.54
All Seasons Resorts, Inc. (AZ)                     58.17                                      58.17                           58.17
All Seasons Resorts, Inc. (AZ)                     35.00                                      35.00                           35.00
                                                   96.03                                      96.03                           96.03
                                                   72.16                                      72.16                           72.16
                                                    0.00                                       0.00                            0.00
All Seasons Resorts, Inc. (AZ)            -       400.90          -              -           400.90                          400.90
All Seasons Resorts, Inc. (AZ)
All Seasons Resorts, Inc. (AZ)                  4,250.00                                   4,250.00                        4,250.00
All Seasons Resorts, Inc. (AZ)                    310.00                                     310.00                          310.00
All Seasons Resorts, Inc. (AZ)                    625.00                                     625.00                          625.00
All Seasons Resorts, Inc. (AZ)                    618.55                                     618.55                          618.55
All Seasons Resorts, Inc. (AZ)                    310.00                                     310.00                          310.00
All Seasons Resorts, Inc. (AZ)                    130.71                                     130.71                          130.71
All Seasons Resorts, Inc. (AZ)                     43.49                                      43.49                           43.49
All Seasons Resorts, Inc. (AZ)                  2,500.00                                   2,500.00                        2,500.00
All Seasons Resorts, Inc. (AZ)                  1,875.00                                   1,875.00                        1,875.00
All Seasons Resorts, Inc. (AZ)                  2,500.00                                   2,500.00                        2,500.00
All Seasons Resorts, Inc. (AZ)                    217.10                                     217.10                          217.10
All Seasons Resorts, Inc. (AZ)                    418.51                                     418.51                          418.51
All Seasons Resorts, Inc. (AZ)                    310.00                                     310.00                          310.00
All Seasons Resorts, Inc. (AZ)                    270.00                                     270.00                          270.00
All Seasons Resorts, Inc. (AZ)                  2,522.58                                   2,522.58                        2,522.58
All Seasons Resorts, Inc. (AZ)                     35.00                                      35.00                           35.00
All Seasons Resorts, Inc. (AZ)                    217.11                                     217.11                          217.11
All Seasons Resorts, Inc. (AZ)                    310.00                                     310.00                          310.00
                                                  697.58                                     697.58                          697.58
                                                   95.48                                      95.48                           95.48
                                                    0.00                                       0.00                            0.00
All Seasons Resorts, Inc. (AZ)            -    18,256.11          -              -        18,256.11                       18,256.11
All Seasons Resorts, Inc. (AZ)
All Seasons Resorts, Inc. (AZ)                     43.00                                      43.00                           43.00
                                                  147.61                      147.61                                         147.61
                                                   39.87                                      39.87                           39.87
                                                                                                                               0.00
All Seasons Resorts, Inc. (AZ)            -       230.48          -           147.61          82.87                          230.48
All Seasons Resorts, Inc. (AZ)
All Seasons Resorts, Inc. (AZ)    13,764.24                                               13,764.24  wire      7/12/00    13,764.24
                                   5,920.31                                                5,920.31  wire      7/19/00     5,920.31
                                   8,729.55                                                8,729.55  wire      7/27/00     8,729.55

                                  28,414.10            -          -                -      28,414.10                       28,414.10

Legal                              Date                                       Payable
Entity                           Received      Invoice Payable to              From          Description of Invoice / Service
-----------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)   7/5/00    Arizona PLBG & HTG Parts        Scottsdale     Certified Drinking Fountain
All Seasons Resorts, Inc. (AZ)   7/19/00   Scottsdale Villa Mirage         Scottsdale     Sales office cleaning
All Seasons Resorts, Inc. (AZ)   7/19/00   Valet USA                       Scottsdale     Table cloths
All Seasons Resorts, Inc. (AZ)   7/25/00   Otis Elevator                   Scottsdale     maintenance
All Seasons Resorts, Inc. (AZ)   7/25/00   Pinnacle Lock & Safe            Scottsdale     Keys
All Seasons Resorts, Inc. (AZ)   7/25/00   Scottsdale Villa Mirage         Scottsdale     Cleaning

                                                                                          Sub-Total for Repairs & Maintenance

All Seasons Resorts, Inc. (AZ)   7/5/00    Scottsdale Villa Mirage         Scottsdale     Labor
All Seasons Resorts, Inc. (AZ)   7/25/00   Club Sunterra                   Scottsdale     Pure Conversions
All Seasons Resorts, Inc. (AZ)   7/25/00   International Escrow Service    Scottsdale

                                                                                               Sub-Total for Miscellaneous

All Seasons Resorts, Inc. (AZ)             Various                         Scottsdale     July Payroll

                                                                                                    Sub-Total for Payroll

                                                                                          Total Outflows for Scottsdale

All Seasons Resorts, Inc. (AZ)   7/19/00   HSBC Bank of New York         Toe Beach & Ski  Repurchase delinquent act Marine Midland

                                                                                               Sub-Total for Miscellaneous

                                                                                          Total Outflows for Tahoe Beach & Ski

All Seasons Resorts, Inc. (AZ)             Arizona Dept. of                 Sedona
All Seasons Resorts, Inc. (AZ)   7/26/00   Arizona Public service           Sedona

                                                                                          Total for Governmental Fees & Taxes

All Seasons Resorts, Inc. (AZ)   7/6/00    Joe Rackov                      Sedona         Telemarketing Rent
All Seasons Resorts, Inc. (AZ)   7/12/00   Info Data marketing             Sedona         July rent
All Seasons Resorts, Inc. (AZ)   7/19/00   Mobile Mini                     Sedona         Storage rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Barton Trust                    Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Canyon Portal Properties        Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Falcon Land Co                  Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Donald Hopkins                  Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Huntington Restaurant           Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Kachina Building                Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Lantex Building                 Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Mobile Mini Inc                 Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Joe Rackov                      Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Red Rock Restaurant             Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Sawmill University              Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Sedona Center Development       Sedona         Rent
All Seasons Resorts, Inc. (AZ)   7/26/00   Sinagua Plaza                   Sedona         Rent

                                                                                                    Sub-Total for Property Rent

All Seasons Resorts, Inc. (AZ)   7/5/00    Pitney Bowes                    Sedona         Postage Machine
All Seasons Resorts, Inc. (AZ)   7/19/00   A1 Golf Cart Leasing            Sedona         Leased passenger carts
All Seasons Resorts, Inc. (AZ)   7/26/00   Az Credit Terminals             Sedona         credit terminal rental
All Seasons Resorts, Inc. (AZ)   7/26/00   Purchase Power                  Sedona         mail machine

                                                                                                         Total Equipment Leases

All Seasons Resorts, Inc. (AZ)   7/12/00   Arizona Public Service          Sedona         Electric
All Seasons Resorts, Inc. (AZ)   7/12/00   Oak Creek Water                 Sedona         water
All Seasons Resorts, Inc. (AZ)   7/19/00   Arizona Public Service          Sedona         Electric
All Seasons Resorts, Inc. (AZ)   7/19/00   Arizona Water Co                Sedona         Water
All Seasons Resorts, Inc. (AZ)   7/19/00   White Rabbit Miniatures         Sedona         June Utilities
All Seasons Resorts, Inc. (AZ)   7/26/00   Arizona Water Co                Sedona         Utilities
All Seasons Resorts, Inc. (AZ)   7/26/00   White Rabbit Miniatures         Sedona         Utilities


Legal                                                           Pre-            Post - Petition     check   Check/wire
Entity                           Commission   Other           Petition   1st Day Order Subsequent   wire       Date       Total
-------------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)                    269.29                                   269.29                           269.29
All Seasons Resorts, Inc. (AZ)                    112.50                                   112.50                           112.50
All Seasons Resorts, Inc. (AZ)                    150.00                                   150.00                           150.00
All Seasons Resorts, Inc. (AZ)                    369.88                                   369.88                           369.88
All Seasons Resorts, Inc. (AZ)                    625.70                                   625.70                           625.70
All Seasons Resorts, Inc. (AZ)                    112.50                                   112.50                           112.50
                                                                                                                              0.00
                                      -         1,639.87         -               -       1,639.87                         1,639.87


All Seasons Resorts, Inc. (AZ)                     90.00                                    90.00                            90.00
All Seasons Resorts, Inc. (AZ)                  1,701.00                                 1,701.00                         1,701.00
All Seasons Resorts, Inc. (AZ)                  2,990.00                                 2,990.00                         2,990.00
                                                                                                                              0.00
                                      -         4,781.00         -               -       4,781.00                         4,781.00


All Seasons Resorts, Inc. (AZ)                 55,199.65                                55,199.65                        55,199.65
                                                                                                                              0.00
                                      -        55,199.65         -               -      55,199.65                        55,199.65
                                                                                                                       -----------
                                                                                                                        117,430.00
                                                                                                                       ===========

All Seasons Resorts, Inc. (AZ)                  2,175.03                                 2,175.03                         2,175.03
                                                                                                                              0.00
                                      -         2,175.03         -               -       2,175.03                         2,175.03
                                                                                                                       -----------
                                                                                                                          2,175.03
                                                                                                                       ===========

All Seasons Resorts, Inc. (AZ)                 10,113.34                                10,113.34                        10,113.34
All Seasons Resorts, Inc. (AZ)                  4,577.64                                 4,577.64                         4,577.64


                                      -        14,690.98         -               -      14,690.98                        14,690.98


All Seasons Resorts, Inc. (AZ)                  2,800.00                                 2,800.00     ck        7/6/00    2,800.00
All Seasons Resorts, Inc. (AZ)                  5,000.00                                 5,000.00                         5,000.00
All Seasons Resorts, Inc. (AZ)                     92.48                                    92.48                            92.48
All Seasons Resorts, Inc. (AZ)                  1,557.00                                 1,557.00                         1,557.00
All Seasons Resorts, Inc. (AZ)                  3,640.47                                 3,640.47                         3,640.47
All Seasons Resorts, Inc. (AZ)                  4,209.72                                 4,209.72                         4,209.72
All Seasons Resorts, Inc. (AZ)                  2,469.85                                 2,469.85                         2,469.85
All Seasons Resorts, Inc. (AZ)                  1,600.00                                 1,600.00                         1,600.00
All Seasons Resorts, Inc. (AZ)                  1,556.24                                 1,556.24                         1,556.24
All Seasons Resorts, Inc. (AZ)                  4,000.00                                 4,000.00                         4,000.00
All Seasons Resorts, Inc. (AZ)                     93.57                                    93.57                            93.57
All Seasons Resorts, Inc. (AZ)                  1,400.00                                 1,400.00                         1,400.00
All Seasons Resorts, Inc. (AZ)                    500.00                                   500.00                           500.00
All Seasons Resorts, Inc. (AZ)                    808.25                                   808.25                           808.25
All Seasons Resorts, Inc. (AZ)                  5,255.66                                 5,255.66                         5,255.66
All Seasons Resorts, Inc. (AZ)                  2,665.15                                 2,665.15                         2,665.15
                                                                                                                              0.00
                                      -        37,648.39                                37,648.39                        37,648.39

All Seasons Resorts, Inc. (AZ)                    246.98                                   246.98     ck        7/6/00      246.98
All Seasons Resorts, Inc. (AZ)                  1,479.80                                 1,479.80                         1,479.80
All Seasons Resorts, Inc. (AZ)                    114.14                                   114.14                           114.14
All Seasons Resorts, Inc. (AZ)                    715.00                                   715.00                           715.00
                                                2,555.92                                 2,555.92                         2,555.92

All Seasons Resorts, Inc. (AZ)                    370.49                                   370.49                           370.49
All Seasons Resorts, Inc. (AZ)                    103.54                                   103.54                           103.54
All Seasons Resorts, Inc. (AZ)                  1,736.84                                 1,736.84                         1,736.84
All Seasons Resorts, Inc. (AZ)                     45.47                                    45.47                            45.47
All Seasons Resorts, Inc. (AZ)                     98.08                                    98.08                            98.08
All Seasons Resorts, Inc. (AZ)                    242.23                                   242.23                           242.23
All Seasons Resorts, Inc. (AZ)                    233.33                                   233.33                           233.33
                                                                                                                              0.00

Legal                       Date                           Payable
Entity                   Received   Invoice Payable to      From      Description of Invoice / Service  Commission     Other
--------------------------------------------------------------------------------------------------------------------------------
                                                                             Sub-Total for Utilities      -          2,829.98
All Seasons Resorts,     7/6/00   US West Communications   Sedona    phone                                           1,713.19
Inc. (AZ)
All Seasons Resorts,     7/6/00   Verizon Wireless         Sedona    phone                                              25.65
Inc. (AZ)
All Seasons Resorts,     7/12/00  Airtouch Paging          Sedona    paging                                             69.84
Inc. (AZ)
All Seasons Resorts,     7/12/00  Cable & Wireless         Sedona    phone                                             361.52
Inc. (AZ)
All Seasons Resorts,     7/12/00  Lucent Technology        Sedona    phone maintenance                                 823.95
Inc. (AZ)
All Seasons Resorts,     7/12/00  Sprint                   Sedona    phone                                             219.51
Inc. (AZ)
All Seasons Resorts,     7/12/00  US West Communications   Sedona    phone OPC booths                                1,115.48
Inc. (AZ)
All Seasons Resorts,     7/19/00  Sedona Communications    Sedona    phone                                              11.94
Inc. (AZ)
All Seasons Resorts,     7/19/00  Sedona Internet          Sedona    phone                                              40.00
Inc. (AZ)
All Seasons Resorts,     7/19/00  Sprint                   Sedona    phone                                           9,774.18
Inc. (AZ)
All Seasons Resorts,     7/19/00  US West Communications   Sedona    phone                                           2,426.69
Inc. (AZ)
All Seasons Resorts,     7/19/00  Verizon Wireless         Sedona    phone                                           1,507.27
Inc. (AZ)
All Seasons Resorts,     7/26/00  Lucent Tech              Sedona    Phone                                           2,237.67
Inc. (AZ)
All Seasons Resorts,     7/29/00  Sprint                   Sedona    Phone                                              39.80
Inc. (AZ)
All Seasons Resorts,     7/29/00  US West Communications   Sedona    Phone                                           6,901.46
Inc. (AZ)
All Seasons Resorts,              AT&T                     Sedona    Phone                                               0.30
Inc. (AZ)
                                                                          Sub Total for Telephone      -            27,268.45

All Seasons Resorts,     7/6/00   Corp Express             Sedona    Shipping                                           14.96
Inc. (AZ)
All Seasons Resorts,     7/6/00   Federal Express          Sedona    Shipping                                        1,330.33
Inc. (AZ)
All Seasons Resorts,     7/6/00   Preferred Image          Sedona    Office supplies                                   308.94
Inc. (AZ)
All Seasons Resorts,     7/6/00   Printing Connection      Sedona    500 Vacation Planners                           5,579.25
Inc. (AZ)
All Seasons Resorts,     7/6/00   Purchase Power           Sedona    Postage                                           715.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   Quill Corp               Sedona    Office supplies                                   665.15
Inc. (AZ)
All Seasons Resorts,     7/6/00   Sedona Internet          Sedona    OPC                                                20.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   AM Coffee service        Sedona    Coffee, etc.                                      112.88
Inc. (AZ)
All Seasons Resorts,     7/12/00  Castle Rock Mini         Sedona    rent                                              127.00
Inc. (AZ)                         Storage
All Seasons Resorts,     7/12/00  Choice Point             Sedona    Monthly service                                   133.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Corporate Express        Sedona    Courier                                            33.68
Inc. (AZ)
All Seasons Resorts,     7/12/00  Crystal                  Sedona    Water                                             286.86
Inc. (AZ)
All Seasons Resorts,     7/12/00  Culligan of Arizona      Sedona    Water                                             126.76
Inc. (AZ)
All Seasons Resorts,     7/12/00  Expert Carpet Cleaning   Sedona    Carpet cleaning                                 1,632.64
Inc. (AZ)
All Seasons Resorts,     7/12/00  Fed Ex                   Sedona    Shipping                                          729.90
Inc. (AZ)
All Seasons Resorts,     7/12/00  Office Furniture         Sedona    Office Supplies                                   232.01
Inc. (AZ)
All Seasons Resorts,     7/12/00  Pitney Bowes             Sedona    Postage                                            16.07
Inc. (AZ)
All Seasons Resorts,     7/12/00  Printing Connection      Sedona    Printing                                        2,133.85
Inc. (AZ)
All Seasons Resorts,     7/12/00  Purchase Power           Sedona    Postage                                           765.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Quill Corp               Sedona    Office Supplies                                 1,422.64
Inc. (AZ)
All Seasons Resorts,     7/12/00  Stormaster self          Sedona    storage                                           688.04
Inc. (AZ)                         storage
All Seasons Resorts,     7/12/00  Adele Tanguy             Sedona    Office Supplies                                    24.80
Inc. (AZ)
All Seasons Resorts,     7/19/00  Creative Printing        Sedona    Color Copies                                       72.15
Inc. (AZ)
All Seasons Resorts,     7/19/00  Federal Express          Sedona    Shipping                                          384.17
Inc. (AZ)
All Seasons Resorts,     7/19/00  Office Furniture of      Sedona    Office supplies                                   342.33
Inc. (AZ)                         Sedona
All Seasons Resorts,     7/19/00  Office Max               Sedona    office supplies                                    60.98
Inc. (AZ)
All Seasons Resorts,     7/19/00  Petty Cash               Sedona    Ridge petty cash                                   53.21
Inc. (AZ)
All Seasons Resorts,     7/19/00  Petty Cash               Sedona    VOC petty cash                                    338.30
Inc. (AZ)
All Seasons Resorts,     7/19/00  Preferred Image          Sedona    office supplies                                   907.76
Inc. (AZ)
All Seasons Resorts,     7/19/00  Printing Connection      Sedona    Business cards                                     94.60
Inc. (AZ)
All Seasons Resorts,     7/26/00  All Printing             Sedona    Printing                                          717.22
Inc. (AZ)
All Seasons Resorts,     7/26/00  Credit Data              Sedona                                                      947.11
Inc. (AZ)
All Seasons Resorts,     7/26/00  D & J Wood Resources     Sedona    Furniture                                         602.69
Inc. (AZ)
All Seasons Resorts,     7/26/00  Federal express          Sedona    Shipping                                        1,389.87
Inc. (AZ)
All Seasons Resorts,     7/26/00  Office Furniture of      Sedona    Furniture                                         654.01
Inc. (AZ)                         Sedona
All Seasons Resorts,     7/26/00  Pitney Bowes             Sedona    Postage                                           738.75
Inc. (AZ)
All Seasons Resorts,     7/26/00  Preferred Image          Sedona    Office supplies                                   644.32
Inc. (AZ)
All Seasons Resorts,     7/26/00  Quill Corp               Sedona    Office supplies                                   778.25
Inc. (AZ)
                                                                                                                         0.00
                                                                         Sub-Total for Office Supplies   -          25,824.48

All Seasons Resorts,     7/5/00   Various                  Sedona    Gifting                                        40,000.00
Inc. (AZ)
All Seasons Resorts,     7/14/00  Various                  Sedona    Gifting                                        40,000.00
Inc. (AZ)
All Seasons Resorts,     7/25/00  Various                  Sedona    Gifting                                        40,000.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   Dale Boorman             Sedona    Entertainment                                     150.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   Lynn Evola               Sedona    Catering                                        1,117.10
Inc. (AZ)

Legal                            Pre-           Post - Petition         check         Check/wire
Entity                         Petition    1st Day Order Subsequent      wire             Date         Total
-----------------------------------------------------------------------------------------------------------------
                                  -                 -      2,829.98                                   2,829.98

All Seasons Resorts,                                       1,713.19  ck                 7/6/00        1,713.19
Inc. (AZ)
All Seasons Resorts,                                          25.65  ck                 7/6/00           25.65
Inc. (AZ)
All Seasons Resorts,                                          69.84                                      69.84
Inc. (AZ)
All Seasons Resorts,                                         361.52                                     361.52
Inc. (AZ)
All Seasons Resorts,                                         823.95                                     823.95
Inc. (AZ)
All Seasons Resorts,                                         219.51                                     219.51
Inc. (AZ)
All Seasons Resorts,                                       1,115.48                                   1,115.48
Inc. (AZ)
All Seasons Resorts,                                          11.94                                      11.94
Inc. (AZ)
All Seasons Resorts,                                          40.00                                      40.00
Inc. (AZ)
All Seasons Resorts,                                       9,774.18                                   9,774.18
Inc. (AZ)
All Seasons Resorts,                                       2,426.69                                   2,426.69
Inc. (AZ)
All Seasons Resorts,                                       1,507.27                                   1,507.27
Inc. (AZ)
All Seasons Resorts,                                       2,237.67                                   2,237.67
Inc. (AZ)
All Seasons Resorts,                                          39.80                                      39.80
Inc. (AZ)
All Seasons Resorts,                                       6,901.46                                   6,901.46
Inc. (AZ)
All Seasons Resorts,                                           0.30                                       0.30
Inc. (AZ)
                                                               0.00                                       0.00
                                  -                 -     27,268.45                                  27,268.45

All Seasons Resorts,                                          14.96  ck                 7/6/00           14.96
Inc. (AZ)
All Seasons Resorts,                                       1,330.33  ck                 7/6/00        1,330.33
Inc. (AZ)
All Seasons Resorts,                                         308.94  ck                 7/6/00          308.94
Inc. (AZ)
All Seasons Resorts,                                       5,579.25  ck                 7/6/00        5,579.25
Inc. (AZ)
All Seasons Resorts,                                         715.00  ck                 7/6/00          715.00
Inc. (AZ)
All Seasons Resorts,                                         665.15  ck                 7/6/00          665.15
Inc. (AZ)
All Seasons Resorts,                                          20.00  ck                 7/6/00           20.00
Inc. (AZ)
All Seasons Resorts,                                         112.88  ck                 7/6/00          112.88
Inc. (AZ)
All Seasons Resorts,                                         127.00                                     127.00
Inc. (AZ)
All Seasons Resorts,                                         133.00                                     133.00
Inc. (AZ)
All Seasons Resorts,                                          33.68                                      33.68
Inc. (AZ)
All Seasons Resorts,                                         286.86                                     286.86
Inc. (AZ)
All Seasons Resorts,                                         126.76                                     126.76
Inc. (AZ)
All Seasons Resorts,                                       1,632.64                                   1,632.64
Inc. (AZ)
All Seasons Resorts,                                         729.90                                     729.90
Inc. (AZ)
All Seasons Resorts,                                         232.01                                     232.01
Inc. (AZ)
All Seasons Resorts,                                          16.07                                      16.07
Inc. (AZ)
All Seasons Resorts,                                       2,133.85                                   2,133.85
Inc. (AZ)
All Seasons Resorts,                                         765.00                                     765.00
Inc. (AZ)
All Seasons Resorts,                                       1,422.64                                   1,422.64
Inc. (AZ)
All Seasons Resorts,                                         688.04                                     688.04
Inc. (AZ)
All Seasons Resorts,                                          24.80                                      24.80
Inc. (AZ)
All Seasons Resorts,                                          72.15                                      72.15
Inc. (AZ)
All Seasons Resorts,                                         384.17                                     384.17
Inc. (AZ)
All Seasons Resorts,                                         342.33                                     342.33
Inc. (AZ)
All Seasons Resorts,                                          60.98                                      60.98
Inc. (AZ)
All Seasons Resorts,                                          53.21                                      53.21
Inc. (AZ)
All Seasons Resorts,                                         338.30                                     338.30
Inc. (AZ)
All Seasons Resorts,                                         907.76                                     907.76
Inc. (AZ)
All Seasons Resorts,                                          94.60                                      94.60
Inc. (AZ)
All Seasons Resorts,                                         717.22                                     717.22
Inc. (AZ)
All Seasons Resorts,                                         967.11                                     947.11
Inc. (AZ)
All Seasons Resorts,                                         602.69                                     602.69
Inc. (AZ)
All Seasons Resorts,                                       1,389.87                                   1,389.87
Inc. (AZ)
All Seasons Resorts,                                         654.01                                     654.01
Inc. (AZ)
All Seasons Resorts,                                         738.75                                     738.75
Inc. (AZ)
All Seasons Resorts,                                         644.32                                     644.32
Inc. (AZ)
All Seasons Resorts,                                         778.25                                     778.25
Inc. (AZ)
                                                               0.00                                       0.00

                                  -                 -     25,844.48                                  25,824.48

All Seasons Resorts,                                      40,000.00  wire                7/6/00      40,000.00
Inc. (AZ)
All Seasons Resorts,                                      40,000.00  wire                7/6/00      40,000.00
Inc. (AZ)
All Seasons Resorts,                                      40,000.00  wire               7/25/00      40,000.00
Inc. (AZ)
All Seasons Resorts,                                         150.00  ck                  7/6/00         150.00
Inc. (AZ)
All Seasons Resorts,                                       1,117.10  ck                  7/6/00       1,117.10
Inc. (AZ)

Legal                       Date                           Payable
Entity                   Received   Invoice Payable to      From      Description of Invoice / Service  Commission     Other
-----------------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts,     7/6/00   Fournos Rest              Sedona     certificates                                       382.50
Inc. (AZ)
All Seasons Resorts,     7/6/00   Holiday Inn Express       Sedona     certificates                                       323.45
Inc. (AZ)
All Seasons Resorts,     7/6/00   Kenzo Ishikawa            Sedona     Entertainment                                      100.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   Kings Ranson Quality Inn  Sedona     certificates                                       530.40
Inc. (AZ)
All Seasons Resorts,     7/6/00   Kathleen Malloy           Sedona     Catering                                           474.74
Inc. (AZ)
All Seasons Resorts,     7/6/00   Oaxaca Restaurant         Sedona     certificates                                       275.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   Canyon Portal Properties  Sedona     OPC Rent                                           129.02
Inc. (AZ)
All Seasons Resorts,     7/6/00   Coca Cola                 Sedona     refreshments                                       352.65
Inc. (AZ)
All Seasons Resorts,     7/6/00   Ridge on Sedona Golf      Sedona     Room stays                                       5,275.89
Inc. (AZ)                         Resort T
All Seasons Resorts,     7/6/00   Sedona Golf               Sedona     certificates                                        75.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   Sedona Summit             Sedona     Room stays                                          66.11
Inc. (AZ)
All Seasons Resorts,     7/6/00   Villas at Poco Diablo     Sedona     Room stays                                          66.30
Inc. (AZ)
All Seasons Resorts,     7/6/00   DMX Music                 Sedona     Musak                                               55.90
Inc. (AZ)
All Seasons Resorts,     7/6/00   John Dzerigian            Sedona     Entertainment                                       50.00
Inc. (AZ)
All Seasons Resorts,     7/6/00   A1 Golf Cart leasing      Sedona                                                        811.50
Inc. (AZ)
All Seasons Resorts,     7/6/00   Aerovista                 Sedona                                                        117.60
Inc. (AZ)
All Seasons Resorts,     7/12/00  AM Coffee Service         Sedona     refreshments                                       464.03
Inc. (AZ)
All Seasons Resorts,     7/12/00  American Valet Company    Sedona     Valet parking                                    4,415.50
Inc. (AZ)
All Seasons Resorts,     7/12/00  Dale Boorman              Sedona     Entertainment                                      350.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Cowboy Club               Sedona     Certificates                                       800.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Creative Printing         Sedona     Printing                                           731.02
Inc. (AZ)
All Seasons Resorts,     7/12/00  John Dzerigian            Sedona     Entertainment                                       50.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Lynn Evola                Sedona     Catering                                         1,117.10
Inc. (AZ)
All Seasons Resorts,     7/12/00  Fournos Restaurant        Sedona     Certificates                                       247.50
Inc. (AZ)
All Seasons Resorts,     7/12/00  GMRI                      Sedona     Premiums for OPC booths                          5,100.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Holiday Inn               Sedona     Certificates                                       355.50
Inc. (AZ)
All Seasons Resorts,     7/12/00  Kings Ransom              Sedona     Certificates                                       596.70
Inc. (AZ)
All Seasons Resorts,     7/12/00  Kathleen Malloy           Sedona     Catering                                           474.74
Inc. (AZ)
All Seasons Resorts,     7/12/00  Maria's Restaurant        Sedona     Certificates                                       233.75
Inc. (AZ)
All Seasons Resorts,     7/12/00  Prime Cut                 Sedona     Deposit -restaurant certificates                 5,000.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Red Rock Jeep Tours       Sedona     Certificates                                     1,176.60
Inc. (AZ)
All Seasons Resorts,     7/12/00  Red Rock Review           Sedona     Certificates                                       400.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Daniel Rhodes             Sedona     Entertainment                                       50.00
Inc. (AZ)
All Seasons Resorts,     7/12/00  Ridge on Sedona Golf      Sedona     Room Stays                                       7,351.79
Inc. (AZ)                         Trust
All Seasons Resorts,     7/12/00  Roberts Creekside Cafe    Sedona     Certificates                                     1,041.25
Inc. (AZ)
All Seasons Resorts,     7/12/00  Scottsdale Fashion        Sedona     Certificates                                     1,500.00
Inc. (AZ)                         square
All Seasons Resorts,     7/12/00  Sedona Summitt Trust      Sedona     Room Stays                                       9,579.32
Inc. (AZ)
All Seasons Resorts,     7/12/00  Sweet Peppers             Sedona     Certificates                                        21.25
Inc. (AZ)
All Seasons Resorts,     7/12/00  Verde Canyon Railroad     Sedona     Certificates                                     1,981.00
Inc. (AZ)
All Seasons Resorts,     7/19/00  AM Coffee Service         Sedona     Refreshments                                       240.71
Inc. (AZ)
All Seasons Resorts,     7/19/00  Dale Boorman              Sedona     Entertainment                                      200.00
Inc. (AZ)
All Seasons Resorts,     7/19/00  DMX Music                 Sedona     Musak                                              362.42
Inc. (AZ)
All Seasons Resorts,     7/19/00  John Dzerigian            Sedona     Entertainment                                       50.00
Inc. (AZ)
All Seasons Resorts,     7/19/00  Lynn Evola                Sedona     Catering                                         1,117.10
Inc. (AZ)
All Seasons Resorts,     7/19/00  Kenzo Ishikawa            Sedona     Entertainment                                      100.00
Inc. (AZ)
All Seasons Resorts,     7/19/00  Kings Ransom              Sedona     Certificates                                     1,524.90
Inc. (AZ)
All Seasons Resorts,     7/19/00  Kathleen Malloy           Sedona     Catering                                           474.74
Inc. (AZ)
All Seasons Resorts,     7/19/00  Daniel Rhodes             Sedona     Entertainment                                      100.00
Inc. (AZ)
All Seasons Resorts,     7/19/00  Ridge on Sedona Golf      Sedona     room stays                                       5,722.45
Inc. (AZ)
All Seasons Resorts,     7/19/00  Sedona summit             Sedona     room stays                                       1,751.10
Inc. (AZ)
All Seasons Resorts,     7/19/00  Spirit Travel             Sedona     Certificates                                     9,750.60
Inc. (AZ)
All Seasons Resorts,     7/19/00  Village Lodge             Sedona     Certificates                                        69.00
Inc. (AZ)
All Seasons Resorts,     7/26/00  AM Coffee Service         Sedona     Refreshment                                        265.74
Inc. (AZ)
All Seasons Resorts,     7/26/00  Beaver Creek Golf         Sedona     Certificates                                       100.00
Inc. (AZ)
All Seasons Resorts,     7/26/00  Various                   Sedona     Entertainment                                      300.00
Inc. (AZ)
All Seasons Resorts,     7/26/00  Boyd Coffee Co            Sedona     Refreshment                                        100.65
Inc. (AZ)
All Seasons Resorts,     7/26/00  Coca Cola                 Sedona     Refreshment                                        108.77
Inc. (AZ)
All Seasons Resorts,     7/26/00  Ernie Cousins             Sedona     Art display                                        300.00
Inc. (AZ)
All Seasons Resorts,     7/26/00  Linda Coutts              Sedona     Cake                                                59.15
Inc. (AZ)
All Seasons Resorts,     7/26/00  Doubletree Resort         Sedona     Certificates                                       674.28
Inc. (AZ)
All Seasons Resorts,     7/26/00  Lynn Evola                Sedona     Catering                                         1,117.10
Inc. (AZ)
All Seasons Resorts,     7/26/00  Felsot Building           Sedona     Art display                                        772.50
Inc. (AZ)
All Seasons Resorts,     7/26/00  Fournos Restaurant        Sedona     Certificates                                       427.50
Inc. (AZ)
All Seasons Resorts,     7/26/00  Holiday Inn               Sedona     Room stays                                         365.85
Inc. (AZ)
All Seasons Resorts,     7/26/00  Info USA                  Sedona     Lead generation                                    662.32
Inc. (AZ)
All Seasons Resorts,     7/26/00  Kings Ransom              Sedona     Certificates                                     1,060.80
Inc. (AZ)
All Seasons Resorts,     7/26/00  Lumbermans                Sedona                                                        570.92
Inc. (AZ)

Legal                            Pre-             Post - Petition            check    Check/wire
Entity                         Petition      1st Day Order Subsequent         wire        Date           Total
-----------------------------------------------------------------------------------------------------------------
All Seasons Resorts,                                           382.50   ck              7/6/00           382.50
Inc. (AZ)
All Seasons Resorts,                                           323.45   ck              7/6/00           323.45
Inc. (AZ)
All Seasons Resorts,                                           100.00   ck              7/6/00           100.00
Inc. (AZ)
All Seasons Resorts,                                           530.40   ck              7/6/00           530.40
Inc. (AZ)
All Seasons Resorts,                                           474.74   ck              7/6/00           474.74
Inc. (AZ)
All Seasons Resorts,                                           275.00   ck              7/6/00           275.00
Inc. (AZ)
All Seasons Resorts,                                           129.02   ck              7/6/00           129.02
Inc. (AZ)
All Seasons Resorts,                                            48.96   ck              7/6/00           352.65
Inc. (AZ)
All Seasons Resorts,                                         5,275.89   ck              7/6/00         5,275.89
Inc. (AZ)
All Seasons Resorts,                                            75.00   ck              7/6/00            75.00
Inc. (AZ)
All Seasons Resorts,                                            66.11   ck              7/6/00            66.11
Inc. (AZ)
All Seasons Resorts,                                            66.30   ck              7/6/00            66.30
Inc. (AZ)
All Seasons Resorts,                                            55.90   ck              7/6/00            55.90
Inc. (AZ)
All Seasons Resorts,                                            50.00   ck              7/6/00            50.00
Inc. (AZ)
All Seasons Resorts,                                           811.50   ck              7/6/00           811.50
Inc. (AZ)
All Seasons Resorts,                                           117.60   ck              7/6/00           117.60
Inc. (AZ)
All Seasons Resorts,                                           464.03                                    464.03
Inc. (AZ)
All Seasons Resorts,                                         4,415.50                                  4,415.50
Inc. (AZ)
All Seasons Resorts,                                           350.00                                    350.00
Inc. (AZ)
All Seasons Resorts,                                           800.00                                    800.00
Inc. (AZ)
All Seasons Resorts,                                           731.02                                    731.02
Inc. (AZ)
All Seasons Resorts,                                            50.00                                     50.00
Inc. (AZ)
All Seasons Resorts,                                         1,117.10                                  1,117.10
Inc. (AZ)
All Seasons Resorts,                                           247.50                                    247.50
Inc. (AZ)
All Seasons Resorts,                                         5,100.00                                  5,100.00
Inc. (AZ)
All Seasons Resorts,                                           355.50                                    355.50
Inc. (AZ)
All Seasons Resorts,                                           596.70                                    596.70
Inc. (AZ)
All Seasons Resorts,                                           474.74                                    474.74
Inc. (AZ)
All Seasons Resorts,                                           233.75                                    233.75
Inc. (AZ)
All Seasons Resorts,                                         5,000.00                                  5,000.00
Inc. (AZ)
All Seasons Resorts,                                         1,176.60                                  1,176.60
Inc. (AZ)
All Seasons Resorts,                                           400.00                                    400.00
Inc. (AZ)
All Seasons Resorts,                                            50.00                                     50.00
Inc. (AZ)
All Seasons Resorts,                                         7,351.79                                  7,351.79
Inc. (AZ)
All Seasons Resorts,                                         1,041.25                                  1,041.25
Inc. (AZ)
All Seasons Resorts,                                         1,500.00                                  1,500.00
Inc. (AZ)
All Seasons Resorts,                                         9,579.32                                  9,579.32
Inc. (AZ)
All Seasons Resorts,                                            21.25                                     21.25
Inc. (AZ)
All Seasons Resorts,                                         1,981.00                                  1,981.00
Inc. (AZ)
All Seasons Resorts,                                           240.71                                    240.71
Inc. (AZ)
All Seasons Resorts,                                           200.00                                    200.00
Inc. (AZ)
All Seasons Resorts,                                           362.42                                    362.42
Inc. (AZ)
All Seasons Resorts,                                            50.00                                     50.00
Inc. (AZ)
All Seasons Resorts,                                         1,117.10                                  1,117.10
Inc. (AZ)
All Seasons Resorts,                                           100.00                                    100.00
Inc. (AZ)
All Seasons Resorts,                                         1,524.90                                  1,524.90
Inc. (AZ)
All Seasons Resorts,                                           474.74                                    474.74
Inc. (AZ)
All Seasons Resorts,                                           100.00                                    100.00
Inc. (AZ)
All Seasons Resorts,                                         5,722.45                                  5,722.45
Inc. (AZ)
All Seasons Resorts,                                         1,751.10                                  1,751.10
Inc. (AZ)
All Seasons Resorts,                                         9,750.60                                  9,750.60
Inc. (AZ)
All Seasons Resorts,                                            69.00                                     69.00
Inc. (AZ)
All Seasons Resorts,                                           265.74                                    265.74
Inc. (AZ)
All Seasons Resorts,                                           100.00                                    100.00
Inc. (AZ)
All Seasons Resorts,                                           300.00                                    300.00
Inc. (AZ)
All Seasons Resorts,                                           100.65                                    100.65
Inc. (AZ)
All Seasons Resorts,                                           108.77                                    108.77
Inc. (AZ)
All Seasons Resorts,                                           300.00                                    300.00
Inc. (AZ)
All Seasons Resorts,                                            59.15                                     59.15
Inc. (AZ)
All Seasons Resorts,                                           674.28                                    674.28
Inc. (AZ)
All Seasons Resorts,                                         1,117.10                                  1,117.10
Inc. (AZ)
All Seasons Resorts,                                           772.50                                    772.50
Inc. (AZ)
All Seasons Resorts,                                           427.50                                    427.50
Inc. (AZ)
All Seasons Resorts,                                           365.85                                    365.85
Inc. (AZ)
All Seasons Resorts,                                           662.32                                    662.32
Inc. (AZ)
All Seasons Resorts,                                         1,060.80                                  1,060.80
Inc. (AZ)
All Seasons Resorts,                                           570.92                                    570.92
Inc. (AZ)

Legal                             Date                                 Payable
Entity                          Received     Invoice Payable to          From      Description of Invoice / Service      Commission
------------------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)  7/26/00  Kathleen Maloy                Sedona    Catering
All Seasons Resorts, Inc. (AZ)  7/26/00  Oaxaca Restaurant             Sedona    Certificates
All Seasons Resorts, Inc. (AZ)  7/26/00  Petty cash                    Sedona    Petty cash & spiff funds
All Seasons Resorts, Inc. (AZ)  7/26/00  Prime Outlets                 Sedona    Display rack
All Seasons Resorts, Inc. (AZ)  7/26/00  Printing Connection           Sedona    Vacation planner
All Seasons Resorts, Inc. (AZ)  7/26/00  RCI                           Sedona    Manuals
All Seasons Resorts, Inc. (AZ)  7/26/00  Red Rock review               Sedona    Ad
All Seasons Resorts, Inc. (AZ)  7/26/00  Ridge on Sedona Golf Trust    Sedona    Room stays
All Seasons Resorts, Inc. (AZ)  7/26/00  Sedona Springs as trust       Sedona    Room stays
All Seasons Resorts, Inc. (AZ)  7/26/00  Sedona Summit                 Sedona    Room stays
All Seasons Resorts, Inc. (AZ)  7/26/00  Villas at Poco Diablo         Sedona    Room stays

                                                                         Sub-Total for Marketing, Selling, Advertising          -

All Seasons Resorts, Inc. (AZ)  7/5/00   Various                       Sedona    Commissions                              65,000.00
All Seasons Resorts, Inc. (AZ)  7/26/00  Bashas                        Sedona    Commissions                               1,401.09
All Seasons Resorts, Inc. (AZ)  7/12/00  Sedona                        Sedona    Commissions                              70,000.00
All Seasons Resorts, Inc. (AZ)  7/19/00  Various                       Sedona    Commissions - Sedona                    150,000.00
All Seasons Resorts, Inc. (AZ)  7/26/00  Sedona                        Sedona    Commissions                             175,000.00

                                                                           Sub-Total for Contract Labor/Commissions      461,401.09

All Seasons Resorts, Inc. (AZ)  7/6/00   Various                       Sedona    Expense report
All Seasons Resorts, Inc. (AZ)  7/12/00  Lana Burks                    Sedona    Expense Reports
All Seasons Resorts, Inc. (AZ)  7/12/00  Christina Damittio            Sedona    Expense Reports
All Seasons Resorts, Inc. (AZ)  7/12/00  Various                       Sedona    Expense Reports
All Seasons Resorts, Inc. (AZ)  7/19/00  Various                       Sedona    Expense reimbursement
All Seasons Resorts, Inc. (AZ)  7/26/00  Tracey Beggs                  Sedona    Expense Report
All Seasons Resorts, Inc. (AZ)  7/26/00  Amy Krause                    Sedona    Expense Report
All Seasons Resorts, Inc. (AZ)  7/26/00  Michael Krause                Sedona    Expense Report
All Seasons Resorts, Inc. (AZ)  7/26/00  Various                       Sedona    Expense Report

                                                                              Sub-Total for Expense Reports                     -

All Seasons Resorts, Inc. (AZ)  7/6/00   Arizona Restroom Sanitiz      Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/6/00   Bull Electric                 Sedona    Maintenance OPC booths
All Seasons Resorts, Inc. (AZ)  7/6/00   Expert Carpet                 Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/6/00   Gardening Angels              Sedona    Landscaping
All Seasons Resorts, Inc. (AZ)  7/6/00   Sedona Floral                 Sedona    Arrangements
All Seasons Resorts, Inc. (AZ)  7/12/00  Bull Electric                 Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/12/00  Foliage Unlimited             Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/19/00  Arizona Restroom Sanitation   Sedona    office cleaning
All Seasons Resorts, Inc. (AZ)  7/19/00  Bull Electric                 Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/19/00  Culligan of Arizona           Sedona    water
All Seasons Resorts, Inc. (AZ)  7/19/00  Maintenance warehouse         Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/19/00  Rayne of N. Arizona           Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/19/00  Sedona Moving & Storage       Sedona    Cottonwood move
All Seasons Resorts, Inc. (AZ)  7/19/00  Sedona Recycles               Sedona    paper pick up
All Seasons Resorts, Inc. (AZ)  7/19/00  Thyssen Elevator              Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/19/00  Waxie Sanitary Supplies       Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/26/00  A & L Fire Protection         Sedona    Omega head replacement
All Seasons Resorts, Inc. (AZ)  7/26/00  Leon Barris                   Sedona    Repairs
All Seasons Resorts, Inc. (AZ)  7/26/00  Best Productions              Sedona    Monthly maintenance fees
All Seasons Resorts, Inc. (AZ)  7/26/00  Gillian Jones                 Sedona    Maintenance
All Seasons Resorts, Inc. (AZ)  7/26/00  Mountain Waste                Sedona    service
All Seasons Resorts, Inc. (AZ)  7/26/00  Arthur Sanchez                Sedona    Electrical work
All Seasons Resorts, Inc. (AZ)  7/26/00  Sedona Moving & Storage       Sedona    move
All Seasons Resorts, Inc. (AZ)  7/26/00  Waste Management              Sedona    service
All Seasons Resorts, Inc. (AZ)  7/26/00  Western fence                 Sedona    temp fencing

                                                                                 Sub-Total for Repairs & Maintenance            -

All Seasons Resorts, Inc. (AZ)  7/6/00   Sedona Main Street program    Sedona    Membership
All Seasons Resorts, Inc. (AZ)  7/9/00   Tahona Daluz                  Sedona    Insurance reimbursement
All Seasons Resorts, Inc. (AZ   7/6/00   International Escrow Service  Sedona    Encore conversion
All Seasons Resorts, Inc. (AZ)  7/9/00   Petty Cash                    Sedona    Petty Cash reimbursement
All Seasons Resorts, Inc. (AZ)  7/6/00   Arizona Public Service        Sedona

Legal                                           Pre-         Post - Petition        check  Check/wire
Entity                               Other    Petition  1st Day Order  Subsequent    wire    Date         Total
-------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)        474.74                               474.74                          474.74
All Seasons Resorts, Inc. (AZ)        350.00                               350.00                          350.00
All Seasons Resorts, Inc. (AZ)      3,398.50                             3,398.50                        3,398.50
All Seasons Resorts, Inc. (AZ)        200.00                               200.00                          200.00
All Seasons Resorts, Inc. (AZ)      6,179.10                             6,179.10                        6,179.10
All Seasons Resorts, Inc. (AZ)      7,486.75                             7,486.75                        7,486.75
All Seasons Resorts, Inc. (AZ)        950.00                               950.00                          950.00
All Seasons Resorts, Inc. (AZ)      6,787.86                             6,787.86                        6,787.86
All Seasons Resorts, Inc. (AZ)         66.23                                66.23                           66.23
All Seasons Resorts, Inc. (AZ)      1,529.97                             1,529.97                        1,529.97
All Seasons Resorts, Inc. (AZ)         77.54                                77.54                           77.54
                                        0.00                                 0.00                            0.00
                                  229,239.50         -            -    228,935.81                      229,239.50

All Seasons Resorts, Inc. (AZ)                                          65,000.00    wire   7/5/00      65,000.00
All Seasons Resorts, Inc. (AZ)                                           1,401.09                        1,401.09
All Seasons Resorts, Inc. (AZ)                                          70,000.00    wire   7/12/00     70,000.00
All Seasons Resorts, Inc. (AZ)                                         150,000.00    wire   7/19/00    150,000.00
All Seasons Resorts, Inc. (AZ)                                         175,000.00    wire   7/25/00    175,000.00
                                                                                                             0.00
                                        0.00         -            -    461,401.09                      461,401.09

All Seasons Resorts, Inc. (AZ)        541.39                               541.39    ck     7/6/00         541.39
All Seasons Resorts, Inc. (AZ)        212.88                               212.88                          212.88
All Seasons Resorts, Inc. (AZ)         72.82                                72.82                           72.82
All Seasons Resorts, Inc. (AZ)        506.90                               506.90                          506.90
All Seasons Resorts, Inc. (AZ)        998.37                               998.37                          998.37
All Seasons Resorts, Inc. (AZ)         75.00                                75.00                           75.00
All Seasons Resorts, Inc. (AZ)        185.05                               185.05                          185.05
All Seasons Resorts, Inc. (AZ)         88.18                                88.18                           88.18
All Seasons Resorts, Inc. (AZ)        255.94                               255.94                          255.94
                                                                                                             0.00
                                    2,936.53         -            -      2,936.53                        2,936.53

All Seasons Resorts, Inc. (AZ)      9,436.75                             9,436.75    ck     7/6/00       9,436.75
All Seasons Resorts, Inc. (AZ)        274.06                               274.06    ck     7/6/00         274.06
All Seasons Resorts, Inc. (AZ)        634.92                               634.92    ck     7/6/00         634.92
All Seasons Resorts, Inc. (AZ)        714.90                               714.90    ck     7/6/00         714.90
All Seasons Resorts, Inc. (AZ)         81.38                                81.38    ck     7/6/00          81.38
All Seasons Resorts, Inc. (AZ)        103.47                               103.47                          103.47
All Seasons Resorts, Inc. (AZ)        425.00                               425.00                          425.00
All Seasons Resorts, Inc. (AZ)      7,538.11                             7,538.11                        7,538.11
All Seasons Resorts, Inc. (AZ)        160.24                               160.24                          160.24
All Seasons Resorts, Inc. (AZ)         70.84                                70.84                           70.84
All Seasons Resorts, Inc. (AZ)        131.73                               131.73                          131.73
All Seasons Resorts, Inc. (AZ)         94.41                                94.41                           94.41
All Seasons Resorts, Inc. (AZ)        293.50                               293.50                          293.50
All Seasons Resorts, Inc. (AZ)        180.00                               180.00                          180.00
All Seasons Resorts, Inc. (AZ)        142.46                               142.46                          142.46
All Seasons Resorts, Inc. (AZ)        599.22                               599.22                          599.22
All Seasons Resorts, Inc. (AZ)        322.40                               322.40                          322.40
All Seasons Resorts, Inc. (AZ)      2,500.00                             2,500.00                        2,500.00
All Seasons Resorts, Inc. (AZ)         20.00                                20.00                           20.00
All Seasons Resorts, Inc. (AZ)        125.00                               125.00                          125.00
All Seasons Resorts, Inc. (AZ)         40.00                                40.00                           40.00
All Seasons Resorts, Inc. (AZ)      1,300.00                             1,300.00                        1,300.00
All Seasons Resorts, Inc. (AZ)      1,621.50                             1,621.50                        1,621.50
All Seasons Resorts, Inc. (AZ)        374.51                               374.51                          374.51
All Seasons Resorts, Inc. (AZ)      1,400.00                             1,400.00                        1,400.00
                                                                                                             0.00
                                   28,584.40         -            -     28,584.40                       28,584.40

All Seasons Resorts, Inc. (AZ)        175.00                               175.00    ck     7/6/00         175.00
All Seasons Resorts, Inc. (AZ)        100.00                               100.00    ck     7/6/00         100.00
All Seasons Resorts, Inc. (AZ         995.00                               995.00    ck     7/6/00         995.00
All Seasons Resorts, Inc. (AZ)        457.66                               457.66    ck     7/6/00         457.66
All Seasons Resorts, Inc. (AZ)         35.63                                35.63    ck     7/6/00          35.63

Legal                             Date                                 Payable
Entity                          Received     Invoice Payable to          From      Description of Invoice / Service      Commission
------------------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)  7/12/00  International Escrow Service  Sedona      Encore conversions
All Seasons Resorts, Inc. (AZ)  7/12/00  Various Petty Cash Funds      Sedona      Petty Cash
All Seasons Resorts, Inc. (AZ)  7/12/00  Rex Winchester                Sedona      Reimbursement marketing room stay
All Seasons Resorts, Inc. (AZ)  7/19/00  International Escrow Service  Sedona      Encore transfer
All Seasons Resorts, Inc. (AZ)  7/19/00  Pamela Mikesell               Sedona      Reimbursement for OPC spiff
All Seasons Resorts, Inc. (AZ)  7/26/00  Beverly Gaddy                 Sedona      Refund
All Seasons Resorts, Inc. (AZ)  7/26/00  International Escrow Service  Sedona      Encore transfers
All Seasons Resorts, Inc. (AZ)  7/26/00  Sedona Golf Resort            Sedona      Parking
All Seasons Resorts, Inc. (AZ)  7/26/00  Sedona Internet               Sedona      Service
All Seasons Resorts, Inc. (AZ)           Sedona                        Sedona      Misc.
All Seasons Resorts, Inc. (AZ)           Sedona                        Sedona      Operating Refund

                                                                                             Sub-Total for Miscellaneous          -

All Seasons Resorts, Inc. (AZ)  7/6/00   Sedona Springs Resort         Sedona      Maintenance Fees
All Seasons Resorts, Inc. (AZ)  7/6/00   Villas at Poco Diablo         Sedona      Maintenance Fees
All Seasons Resorts, Inc. (AZ)  7/6/00   Villas of Sedona              Sedona      Maintenance Fees
All Seasons Resorts, Inc. (AZ)  7/12/00  Ridge on Sedona Golf          Sedona      HOA dues Gonzalez

                                                                                             Sub-Total for Maintenance Fees       -

All Seasons Resorts, Inc. (AZ)           Various                       Sedona      July Payroll

                                                                                                 Sub-Total for Payroll            -

                                                                                               Total Outflows for Sedona

Legal                                           Pre-         Post - Petition        check  Check/wire
Entity                               Other    Petition  1st Day Order  Subsequent    wire    Date         Total
-------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)      2,985.00                             2,985.00                          2,985.00
All Seasons Resorts, Inc. (AZ)      2,746.21                             2,746.21                          2,746.21
All Seasons Resorts, Inc. (AZ)        641.66                               641.66                            641.66
All Seasons Resorts, Inc. (AZ)      3,985.00                             3,985.00                          3,985.00
All Seasons Resorts, Inc. (AZ)      2,202.00                             2,202.00                          2,202.00
All Seasons Resorts, Inc. (AZ)        397.36                               397.36                            397.36
All Seasons Resorts, Inc. (AZ)      1,990.00                             1,990.00                          1,990.00
All Seasons Resorts, Inc. (AZ)      4,464.00                             4,464.00                          4,464.00
All Seasons Resorts, Inc. (AZ)         20.00                                20.00                             20.00
All Seasons Resorts, Inc. (AZ)         20.00                                20.00                             20.00
All Seasons Resorts, Inc. (AZ)    (26,000.00)                          (26,000.00)                       (26,000.00)
                                                                                                               0.00
                                   (4,785.48)       -            -      (4,785.48)                        (4,785.48)

All Seasons Resorts, Inc. (AZ)     10,157.13               10,157.13                 ck      7/6/00       10,157.13
All Seasons Resorts, Inc. (AZ)     17,784.84               17,784.84                 ck      7/6/00       17,784.84
All Seasons Resorts, Inc. (AZ)     71,092.21               71,092.21                 ck      7/6/00       71,092.21
All Seasons Resorts, Inc. (AZ)        416.35                  416.35                                         416.35
                                   99,450.53        -      99,450.53          -                           99,450.53

All Seasons Resorts, Inc. (AZ)    470,000.00                           470,000.00                        470,000.00
                                                                                                               0.00
                                  470,000.00        -            -     470,000.00                        470,000.00

                                                                                                      -------------
                                                                                                       1,397,644.77
                                                                                                      =============
            Total Outflows for All Seasons Resorts, Inc. (AZ) (aka Sedona, Scottsdale and
                                  Tahoe Beach & Ski)                                                   1,517,249.80

                                 00-5-6936-JS

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (TX)
Bankruptcy filing number                                            00-5-6937-JS
                                                                    ------------
Revenues:
---------
Vacation interests sales                                            $    (8,800)
Interest income                                                               -
Other income (loss)                                                           -
                                                                    -----------
   Total revenues                                                        (8,800)
                                                                    -----------
Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                         (1,564)
Advertising, sales and marketing                                          3,575
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General & administrative                                                  9,594
Depreciation & amortization                                               2,487
                                                                    -----------
Total costs & operating expenses                                         14,092
                                                                    -----------
(Loss) income from operations                                           (22,892)

Interest expense                                                              -
Realized loss on available-for-sale securities                                -
Bankruptcy expenses                                                           -
                                                                    -----------
Loss before provision for taxes                                         (22,892)

Provision for income taxes                                                    -
                                                                    -----------
Net (loss) income                                                   $   (22,892)
                                                                    ===========

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (TX)
Bankruptcy filing number                                            00-5-6937-JS
                                                                    ------------
Assets:
------
Cash and cash equivalents                                           $     5,130
Cash in escrow and restricted cash                                       82,721
Mortgage receivables, net                                                     -
Retained interests                                                            -
Intercompany receivable                                              (6,702,633)
Due from related parties                                                (34,106)
Other receivables, net                                                  951,180
Prepaid expenses and other assets                                        33,638
Investment in joint ventures                                                  -
Real estate and development costs                                     3,763,815
Property and equipment, net                                              84,051
Intangible assets                                                             -
                                                                    ------------
Total assets                                                        $(1,816,204)
                                                                    ------------

Liabilities and equity:
----------------------
Accounts payable subject to compromise                              $   194,508
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                               19,602
Accrued liabilities                                                      27,026
Notes payable not subject to compromise                                       -
Deferred taxes                                                                -
                                                                    ------------
Total liabilities                                                       241,136
                                                                    ------------

Stockholders' equity                                                 (2,057,340)

Total liabilities and equity                                        $(1,816,204)
                                                                    ============

                                                                      Form No. 8

United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (TX)
Bankruptcy filing number                                            00-5-6937-JS
                                                                    ------------
Inflows:
-------
Deposit/Collection
------------------
Encore                                                              $     4,520
Closing Costs                                                               (40)
Employee Payroll Deduction Reimbursement                                     77
                                                                    ------------
   Subtotal-Deposit/Collection Inflows                                    4,557

Other
-----
Asset Sales                                                                  -
                                                                    ------------
   Total Cash Inflows                                                     4,557

Outflows:
---------
Operating-Resorts                                                         2,214
Payroll-Resorts(S&W)                                                      1,753
                                                                    ------------
   Total Cash Outflows                                              $     3,967


        Legal                       Date                                Payable
        Entity                    Received   Invoice Payable to           From             Description of Invoice / Service    Comm
------------------------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (TX)    7/25/00    Mid South Electric     Villas on the Lake            Electric
                                             Montgomery Co.         Villas on the Lake            Utilities

                                                                                                  Sub-Total for Utilities        -

All Seasons Resorts, Inc. (Tx)    7/25/00    Federal express        Villas on the Lake    Shipping

                                                                                            Sub-Total for Office Supplies        -

All Seasons Resorts, Inc. (TX)    7/25/00    Villas on the Lake     Villas on the lake    Room stays

                                                                            Sub-Total for Marketing, Selling, Advertising        -

All Seasons Resorts, Inc. (TX)    7/25/00    Various                Villas on the Lake    Expense Report

                                                                                            Sub-Total for Expense Reports        -

All Seasons Resorts, Inc. (TX)    7/12/00    Monitronics            Villas on the Lake    Security monitoring

                                                                                                Sub-Total for Maintenance

All Seasons Resorts, Inc. (TX)               Various                Villas on the Lake    July Payroll

                                                                                                    Sub-Total for Payroll        -

        Legal                               Pre-             Post - Petition             check   Check/wire
        Entity                   Other     Petition    1st Day Order     Subsequent       wire      Date      Total
--------------------------------------------------------------------------------------------------------------------
All Seasons Resorts, Inc. (TX)   833.22                                      833.22                           833.22
                                 153.17                                      153.17                           153.17

                                 986.39       -                   -          986.39                           986.39

All Seasons Resorts, Inc. (Tx)   330.76                                      330.76                           330.76

                                 330.76       -                   -          330.76                           330.76

All Seasons Resorts, Inc. (TX)   736.36                                      736.36                           736.36
                                   0.00                                        0.00                             0.00
                                 736.36       -                   -          736.36                           736.36

All Seasons Resorts, Inc. (TX)   108.73                                      108.73                           108.73
                                                                                                                0.00
                                 108.73       -                   -          108.73                           108.73

All Seasons Resorts, Inc. (TX)    51.96                                       51.96                            51.96
                                                                                                                0.00
                                  51.96                                       51.96                            51.96

All Seasons Resorts, Inc. (TX) 1,753.00                                    1,753.00                         1,753.00
                               1,753.00       -                   -        1,753.00                         1,753.00
                                                                                                            --------
          Total Outflows for All Seasons Resorts, Inc. (TX) (aka Villas on the Lake)                        3,967.20
                      00-5-6937-JS                                                                          ========

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                              Grand
Legal entity                                               Beach, LP
Bankruptcy filing number                                00-5-6945-JS
                                                        ------------
Revenues:
---------
Vacation interests sales                                $    406,234
Interest income                                                    -
Other income (loss)                                           65,620
                                                        ------------
   Total revenues                                            471,854
                                                        ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                              89,727
Advertising, sales and marketing                             200,705
Provision for doubtful accounts                                    -
Loan portfolio expenses                                            -
General & administrative                                      51,785
Depreciation & amortization                                   22,989
                                                        ------------
Total costs & operating expenses                             365,206
                                                        ------------

(Loss) income from operations                                106,648

Interest expense                                                    -
Realized loss on available-for-sale securities                      -
Bankruptcy expenses                                                 -
                                                        -------------
Income before provision for taxes                             106,648

Provision for income taxes                                          -
                                                        -------------
Net (loss) income                                       $     106,648
                                                        =============

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                              Grand
Legal entity                                              Beach, LP
Bankruptcy filing number                               00-5-6945-JS
                                                       ------------
Assets:
-------
Cash and cash equivalents                              $     (6,025)
Cash in escrow and restricted cash                        3,465,782
Mortgage receivables, net                                         -
Retained interests                                                -
Intercompany receivable                                  (9,859,033)
Due from related parties                                    403,526
Other receivables, net                                    5,437,860
Prepaid expenses and other assets                           178,342
Investment in joint ventures                                      -
Real estate and development costs                        19,486,720
Property and equipment, net                                 645,562
Intangible assets                                            50,444
                                                       ------------

Total assets                                           $ 19,803,178
                                                       ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                 $  4,310,768
Notes payable subject to compromise                               -
Accounts payable not subject to compromise                  196,860
Accrued liabilities                                         668,286
Notes payable not subject to compromise                           -
Deferred taxes                                                    -
                                                       ------------
Total liabilities                                         5,175,914
                                                       ------------

Stockholders' equity                                     14,627,264

Total liabilities and equity                           $ 19,803,178
                                                       ============

                                                         Form No. 8

United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation,et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                              Grand
Legal entity                                              Beach, LP
Bankruptcy filing number                               00-5-6945-JS
                                                       ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                 $     93,428
Closing Costs                                                   325
Operating Refunds                                            10,053
Conversions                                                     100
Escrow Funds                                                (34,963)
Employee Payroll Deduction Reimbursement                        471
                                                       ------------
   Subtotal-Deposit/Collection Inflows                       69,414

Other
-----
Asset Sales                                                       -
                                                       ------------
   Total Cash Inflows                                        69,414

Outflows:
---------
Operating-Resorts                                            38,462
Payroll-Resorts(S&W)                                         28,455
Commissions-Post                                             42,458
                                                       ------------
   Total Cash Outflows                                 $    109,375

   Legal                Date                                   Payable
   Entity             Received  Invoice Payable to               From          Description of Invoice / Commission Service    Other
------------------------------------------------------------------------------------------------------------------------------------
Grand Beach Resort,   7/18/00   Earl K Wood Tax Collector    EVR Grand Beach   Tag # FS277W                                   188.20
Limited Partnership

                                                                                Total for Governmental Fees      -            188.20
                                                                                      & Taxes - Grand Beach

Grand Beach Resort,   7/12/00   Premier Modular Building     EVR Grand Beach   July rents                                   2,314.62
Limited Partnership
Grand Beach Resort,   7/13/00   Premier Modular Building     EVR Grand Beach   June rental of Containers                      180.20
Limited Partnership
Grand Beach Resort,   7/13/00   Premier Modular Building     EVR Grand Beach   June rental of 36x60 complex                   773.38
Limited Partnership
Grand Beach Resort,   7/13/00   Premier Modular Building     EVR Grand Beach   June rental of 24x60 trailer                   715.92
Limited Partnership
Grand Beach Resort,   7/13/00   Premier Modular Building     EVR Grand Beach   June rental of 42x60 complex -               1,541.24
Limited Partnership                                                            handicap ramp

                                                                                   Total Equipment Leases -                 5,525.36
                                                                                           Grand Beach

Grand Beach Resort,   7/18/00   Florida Power                EVR Grand Beach   Electric                                       587.51
Limited Partnership
Grand Beach Resort,   7/18/00   Embassy Vacation             EVR Grand Beach   Electric June                                2,010.82
Limited Partnership
Grand Beach Resort,   7/26/00   Florida Power                EVR Grand Beach   Utilities                                       44.61
Limited Partnership

                                                                               Sub-Total for Utilities Grand     -          2,642.94
                                                                               Beach

Grand Beach Resort,   7/18/00   Cable & Wireless             EVR Grand Beach                                                   65.28
Limited Partnership

                                                                               Sub Total for Telephone -         -             65.28
                                                                                             Grand Beach

Grand Beach Resort,   7/12/00   DHL                          EVR Grand Beach   Shipping                                        65.81
Limited Partnership
Grand Beach Resort,   7/12/00   Fla Carbonic                 EVR Grand Beach   CO2                                             14.00
Limited Partnership
Grand Beach Resort,   7/18/00   Federal Express              EVR Grand Beach   Shipping                                       819.61
Limited Partnership
Grand Beach Resort,   7/26/00   Crystal springs Water        EVR Grand Beach   Water                                           10.60
Limited Partnership


                                                                               Sub-Total for Office Supplies     -            910.02
                                                                                                 Grand Beach

Grand Beach Resort,   7/12/11   Holly Camorata               EVR Grand Beach   Entertainment                                  250.00

   Legal                Pre-           Post - Petition              check    Check/wire
   Entity             Petition   1st Day Order      Subsequent       wire        Date         Total
-----------------------------------------------------------------------------------------------------
Grand Beach Resort,                                     188.20                                 188.20
Limited Partnership

                                                        188.20        -                        188.20

Grand Beach Resort,                                   2,314.62                               2,314.62
Limited Partnership
Grand Beach Resort,                                     180.20                                 180.20
Limited Partnership
Grand Beach Resort,                                     773.38                                 773.38
Limited Partnership
Grand Beach Resort,                                     715.92                                 715.92
Limited Partnership
Grand Beach Resort,                                   1,541.24                               1,541.24
Limited Partnership

                                                      5,525.36        -                      5,525.36


Grand Beach Resort,                                     587.51                                 587.51
Limited Partnership
Grand Beach Resort,                                   2,010.82                               2,010.82
Limited Partnership
Grand Beach Resort,                                      44.61                                  44.61
Limited Partnership
                                                                      -
                                                      2,642.94        -                      2,642.94



Grand Beach Resort,                                      65.28                                  65.28
Limited Partnership
                                                                      -
                                                         65.28        -                         65.28


Grand Beach Resort,                                      65.81                                  65.81
Limited Partnership
Grand Beach Resort,                                      14.00                                  14.00
Limited Partnership
Grand Beach Resort,                                     819.61                                 819.61
Limited Partnership
Grand Beach Resort,                                      10.60                                  10.60
Limited Partnership
                                                                      -
                                                        910.02        -                        910.02


Grand Beach Resort,                                     250.00                                 250.00

   Legal              Date                           Payable
   Entity             Received  Invoice Payable to   From                Description of Invoice / Service  Commission       Other
------------------------------------------------------------------------------------------------------------------------------------
Grand Beach Resort,   7/12/00   Various              EVR Grand Beach     Food                                               1,063.28
Limited Partnership
Grand Beach Resort,    7/5/00   Sysco food           EVR Grand Beach     refreshments                                         315.00
Limited Partnership
Grand Beach Resort,   7/18/00   Holly Camorata       EVR Grand Beach     Entertainment                                        250.00
Limited Partnership
Grand Beach Resort,   7/18/00   Various Vendors      EVR Grand Beach     Food                                                 467.12
Limited Partnership
Grand Beach Resort,   7/18/00   RCI                  EVR Grand Beach     Enrollments                                        2,005.00
Limited Partnership
Grand Beach Resort,   7/18/00   Sysco Food           EVR Grand Beach     Food                                                 503.00
Limited Partnership
Grand Beach Resort,   7/26/00   Holly Camorata       EVR Grand Beach     Entertainment                                        250.00
Limited Partnership
Grand Beach Resort,   7/26/00   Various              EVR Grand Beach     Food                                                 917.76
Limited Partnership

                                                                            Sub-Total for Marketing,                -       6,021.16
                                                                          Selling, Advertising - Grand
                                                                                                 Beach

Grand Beach Resort,   7/12/00   Various              EVR Grand Beach     Commissions                         7,523.82
Limited Partnership
Grand Beach Resort,    7/5/00   Various              EVR Grand Beach     Commissions                        20,294.10
Limited Partnership
Grand Beach Resort,   7/18/00   Various              EVR Grand Beach     Commissions                        13,073.45
Limited Partnership
Grand Beach Resort,   7/26/00   Various              EVR Grand Beach     Commission                         11,601.50
Limited Partnership

                                                                         Sub-Total for Contract             52,492.87           0.00
                                                                             Labor/Commissions

Grand Beach Resort,    7/5/00   Jack Stewart         EVR Grand Beach     Expense report                                       116.47
Limited Partnership
Grand Beach Resort,   7/13/00   Jack Stewart         EVR Grand Beach     Expense Reports                                      116.47
Limited Partnership
Grand Beach Resort,   7/18/00   Jack Stewart         EVR Grand Beach     Expense reimbursement                                 75.76
Limited Partnership
Grand Beach Resort,   7/26/00   Jack Stewart         EVR Grand Beach     Expense Report                                        96.13
Limited Partnership

                                                                             Sub-Total for Expense                  -         404.83
                                                                                           Reports

Grand Beach Resort,   7/26/00   Fla Carbonic         EVR Grand Beach                                                           12.72
Limited Partnership


                                                                             Sub-Total for Repairs &                -          12.72
                                                                                         Maintenance

   Legal               Pre-               Post - Petition          check   Check/wire
   Entity             Petition     1st Day Order   Subsequent       wire      Date         Total
---------------------------------------------------------------------------------------------------
Grand Beach Resort,                                  1,063.28                              1,063.28
Limited Partnership
Grand Beach Resort,                                    315.00        ck       07/05/00       315.00
Limited Partnership
Grand Beach Resort,                                    250.00                                250.00
Limited Partnership
Grand Beach Resort,                                    467.12                                467.12
Limited Partnership
Grand Beach Resort,                                  2,005.00                              2,005.00
Limited Partnership
Grand Beach Resort,                                    503.00                                503.00
Limited Partnership
Grand Beach Resort,                                    250.00                                250.00
Limited Partnership
Grand Beach Resort,                                    917.76                                917.76
Limited Partnership
                                                                     -
                                                     6,021.16        -                     6,021.16




Grand Beach Resort,                                  7,523.82                              7,523.82
Limited Partnership
Grand Beach Resort,                                 20,294.10        ck       07/05/00    20,294.10
Limited Partnership
Grand Beach Resort,                                 13,073.45                             13,073.45
Limited Partnership
Grand Beach Resort,                                 11,601.50                             11,601.50
Limited Partnership
                                                                     -
                                               -    52,492.87        -                    52,492.87


Grand Beach Resort,                                    116.47        ck       07/05/00       116.47
Limited Partnership
Grand Beach Resort,                                    116.47                                116.47
Limited Partnership
Grand Beach Resort,                                     75.76                                 75.76
Limited Partnership
Grand Beach Resort,                                     96.13                                 96.13
Limited Partnership
                                                                     -
                                               -       404.83        -                       404.83


Grand Beach Resort,                                     12.72                                 12.72
Limited Partnership

                                                                     -
                                               -        12.72        -                        12.72

      Legal               Date                                        Payable
      Entity            Received        Invoice Payable to             From             Description of Invoice / Service Commission
------------------------------------------------------------------------------------------------------------------------------------
Grand Beach Resort,      7/12/00        Better Business Bureau      EVR Grand Beach     Membership
Limited Partnership
Grand Beach Resort,      7/12/00        Ownershares                 EVR Grand Beach     shares
Limited Partnership
Grand Beach Resort,      7/12/00        RCI                         EVR Grand Beach     Enrollments
Limited Partnership
Grand Beach Resort,      7/18/00        Schreeder, Wheeler, Flint   EVR Grand Beach     Encore transfer
Limited Partnership

                                                                                          Sub-Total for Miscellaneous           -

                                        Various                     EVR Grand Beach     July Payroll

                                                                                               Sub-Total for Payroll

      Legal                               Pre-         Post - Petition          check     Check/wire
      Entity             Other          Petition  1st Day Order    Subsequent   wire         Date        Total
-----------------------------------------------------------------------------------------------------------------
Grand Beach Resort,         675.00                                     675.00                              675.00
Limited Partnership
Grand Beach Resort,         120.00                                     120.00                              120.00
Limited Partnership
Grand Beach Resort,       1,012.00                                   1,012.00                            1,012.00
Limited Partnership
Grand Beach Resort,      10,850.00                                  10,850.00                           10,850.00
Limited Partnership

                                                                                  -
                         12,657.00                        -         12,657.00     -                     12,657.00



                         28,455.00                                  28,455.00                           28,455.00

                         28,455.00                                  28,455.00     -          -          28,455.00

                                                                                                    -------------
Total Outflows for Grand Beach Resort, Limited Partnership (aka EVR Grand Beach)                       109,375.38
                                                                                                    =============

                                 00-5-6945-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                              Greensprings
Legal entity                                    Associates
Bankruptcy filing number                      00-5-6946-JS
                                              ------------
Revenues:
---------
Vacation interests sales                         $ 252,225
Interest income                                          -
Other income (loss)                                      -
                                                 ---------
   Total revenues                                  252,225
                                                 ---------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                    73,050
Advertising, sales and marketing                   263,313
Provision for doubtful accounts                          -
Loan portfolio expenses                                  -
General & administrative                            25,909
Depreciation & amortization                         13,786
                                                 ---------
Total costs & operating expenses                   376,058
                                                 ---------

(Loss) income from operations                     (123,833)

Interest expense                                         -
Realized loss on available-for-sale securities           -
Bankruptcy expenses                                      -
                                                 ---------
Loss before provision for taxes                   (123,833)

Provision for income taxes                               -
                                                 ---------
Net (loss) income                                $(123,833)
                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                             Greensprings
Legal entity                                   Associates
Bankruptcy filing number                     00-5-6946-JS
                                             ------------
Assets:
-------
Cash and cash equivalents                    $          -
Cash in escrow and restricted cash                937,726
Mortgage receivables, net                               -
Retained interests                                      -
Intercompany receivable                        18,794,891
Due from related parties                          (59,825)
Other receivables, net                          1,324,938
Prepaid expenses and other assets                  43,750
Investment in joint ventures                            -
Real estate and development costs              12,591,272
Property and equipment, net                     1,840,900
Intangible assets                                       -
                                             ------------

Total assets                                 $ 35,473,652
                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise       $  1,584,139
Notes payable subject to compromise                     -
Accounts payable not subject to compromise              -
Accrued liabilities                                 5,980
Notes payable not subject to compromise                 -
Deferred taxes                                          -
                                             ------------
Total liabilities                               1,590,119
                                             ------------

Stockholders' equity                           33,883,533

Total liabilities and equity                 $ 35,473,652
                                             ============

                                                                     Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000
                                                                   Greensprings
Legal entity                                                         Associates
Bankruptcy filing number                                           00-5-6946-JS
                                                                   ------------

No Cash Flow for this entity.

Cash Flow is combined with Powhatan Associates.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                            Greensprings
                                                              Plantation
Legal entity                                               Resorts, Inc.
Bankruptcy filing number                                    00-5-6947-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
   Total revenues                                                      -
                                                            ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General & administrative                                               -
Depreciation & amortization                                            -
                                                            ------------
Total costs & operating expenses                                       -
                                                            ------------

(Loss) income from operations                                          -

Interest expense                                                       -
Realized loss on available-for-sale securities                         -
Bankruptcy expenses                                                    -
                                                            ------------
Income before provision for taxes                                      -

Provision for income taxes                                             -
                                                            ------------
Net (loss) income                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                            Greensprings
                                                              Plantation
Legal entity                                               Resorts, Inc.
Bankruptcy filing number                                    00-5-6947-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgage receivables, net                                              -
Retained interests                                                     -
Intercompany receivable                                          416,447
Due from related parties                                               -
Other receivables, net                                                 6
Prepaid expenses and other assets                                      -
Investment in joint ventures                                    (810,271)
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets                                                      -
                                                            ------------

Total assets                                                $   (393,818)
                                                            ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $          -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred taxes                                                         -
                                                            ------------
Total liabilities                                                      -
                                                            ------------

Stockholders' equity                                            (393,818)

Total liabilities and equity                                $   (393,818)
                                                            ============

                                                              Form No. 8

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                            Greensprings
                                                              Plantation
Legal entity                                               Resorts, Inc.
Bankruptcy filing number                                    00-5-6947-JS
                                                            ------------
No Cash Flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                            Harich Tahoe
Legal entity                                                 Development
Bankruptcy filing number                                    00-5-6948-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
   Total revenues                                                      -
                                                            ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General & administrative                                              89
Depreciation & amortization                                       58,617
                                                            ------------
Total costs & operating expenses                                  58,706
                                                            ------------

(Loss) income from operations                                    (58,706)

Interest expense                                                       -
Realized loss on available-for-sale securities                         -
Bankruptcy expenses                                                    -
                                                            ------------
Loss before provision for taxes                                  (58,706)

Provision for income taxes                                             -
                                                            ------------
Net (loss) income                                           $    (58,706)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                            Harich Tahoe
Legal entity                                                 Development
Bankruptcy filing number                                    00-5-6948-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgage receivables, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (3,747,509)
Due from related parties                                               -
Other receivables, net                                           467,451
Prepaid expenses and other assets                                 14,522
Investment in joint ventures                                           -
Real estate and development costs                                467,477
Property and equipment, net                                      123,518
Intangible assets                                              4,650,120
                                                            ------------

Total assets                                                $  1,975,579
                                                            ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $     41,222
Notes payable subject to compromise                            1,154,643
Accounts payable not subject to compromise                             -
Accrued liabilities                                                   (4)
Notes payable not subject to compromise                                -
Deferred taxes                                                         -
                                                            ------------
Total liabilities                                              1,195,861
                                                            ------------

Stockholders' equity                                             779,718

Total liabilities and equity                                $  1,975,579
                                                            ============

                                                              Form No. 8

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                            Harich Tahoe
Legal entity                                                 Development
Bankruptcy filing number                                    00-5-6948-JS
                                                            ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                      $      6,392
Operating Refunds                                                  7,317
                                                            ------------
   Subtotal-Deposit/Collection Inflows                            13,709


Other
-----
Asset Sales                                                            -
                                                            ------------
   Total Cash Inflows                                             13,709

Outflows:
---------
   Total Cash Outflows                                      $          -
                                                            ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                               Lake Tahoe
                                                                   Resort
Legal entity                                                Partners, LLC
Bankruptcy filing number                                     00-5-6952-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                    $     681,862
Interest income                                                         -
Other income (loss)                                               185,389
                                                            -------------
   Total revenues                                                 867,251
                                                            -------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                  287,100
Advertising, sales and marketing                                  312,521
Provision for doubtful accounts                                         -
Loan portfolio expenses                                             6,687
General & administrative                                           63,428
Depreciation & amortization                                         8,197
                                                            -------------
Total costs & operating expenses                                  677,933
                                                            -------------

(Loss) income from operations                                     189,318

Interest expense                                                        -
Realized loss on available-for-sale securities                          -
Bankruptcy expenses                                                     -
                                                            -------------
Income before provision for taxes                                 189,318

Provision for income taxes                                              -
                                                            -------------
Net (loss) income                                           $     189,318
                                                            =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                               Lake Tahoe
                                                                   Resort
Legal entity                                                Partners, LLC
Bankruptcy filing number                                     00-5-6952-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                   $       5,245
Cash in escrow and restricted cash                                297,753
Mortgage receivables, net                                               -
Retained interests                                                      -
Intercompany receivable                                       (29,678,233)
Due from related parties                                        1,234,272
Other receivables, net                                            546,857
Prepaid expenses and other assets                                 111,011
Investment in joint ventures                                            -
Real estate and development costs                              46,129,553
Property and equipment, net                                       248,186
Intangible assets                                                       -
                                                            -------------

Total assets                                                $  18,894,644
                                                            =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $   4,283,654
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        247,035
Accrued liabilities                                               208,364
Notes payable not subject to compromise                                 -
Deferred taxes                                                          -
                                                            -------------
Total liabilities                                               4,739,053
                                                            -------------

Stockholders' equity                                           14,155,591

Total liabilities and equity                                $  18,894,644
                                                            =============

                                                               Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                               Lake Tahoe
                                                                   Resort
Legal entity                                                Partners, LLC
Bankruptcy filing number                                     00-5-6952-JS
                                                             ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                      $       3,128
Operating Refunds                                                     400
Tax Refunds                                                           141
                                                            -------------
   Subtotal-Deposit/Collection Inflows                              3,669

Other
-----
Asset Sales                                                             -
                                                            -------------
   Total Cash Inflows                                               3,669

Outflows:
---------
Operating-Resorts                                                  98,667
Payroll-Resorts(S&W)                                              103,499
                                                            -------------
   Total Cash Outflows                                      $     202,166

Legal                Date                             Payable                                                                 Pre-
Entity             Received    Invoice Payable to      From         Description of Invoice/Service   Commission     Other   Petition
------------------------------------------------------------------------------------------------------------------------------------
Lake Tahoe Resort  7/12/00    Franchise Tax Board     EVR Tahoe   John Whittaker                                    203.11
Partners, LLC
Lake Tahoe Resort  7/26/00    Franchise Tax board     EVR Tahoe   John Whittaker                                    231.94
Partners, LLC
Lake Tahoe Resort  7/11/00    California Dept of RE   EVR Tahoe   RMI Brokers License                               110.00
Partners, LLC

                                                    Total for Governmental Fees & Taxes - EVR Tahoe                 545.05

Lake Tahoe Resort  7/19/00    Ski Run Marina          EVR Tahoe   IH Vendor Location rent                         8,000.00
Partners, LLC
Lake Tahoe Resort  7/19/00    Stor-All                EVR Tahoe   Storage rent                                       83.00
Partners, LLC
Lake Tahoe Resort  7/12/00    Michael Buffo           EVR Tahoe   July rent                                       1,666.00
Partners, LLC
Lake Tahoe Resort  7/12/00    Michael Presley         EVR Tahoe   July rent                                       4,000.00
Partners, LLC
Lake Tahoe Resort  7/12/00    Tahoe Beach & Ski       EVR Tahoe   July rent                                         500.00
Partners, LLC
Lake Tahoe Resort  7/26/00    Michael Buffo           EVR Tahoe   Rent                                            1,666.00
Partners, LLC
Lake Tahoe Resort  7/26/00    Michael Presley         EVR Tahoe   Rent                                            4,000.00
Partners, LLC
Lake Tahoe Resort  7/26/00    Stor All                EVR Tahoe   Rent                                              565.00
Partners, LLC
Lake Tahoe Resort  7/26/00    Tahoe Beach & Ski       EVR Tahoe   Rent                                              500.00
Partners, LLC


                                                    Sub-Total for Property Rent - EVR Tahoe                      20,980.00


Lake Tahoe Resort  7/19/00    IOS Capital             EVR Tahoe   Copier lease                                    1,164.86
Partners, LLC
Lake Tahoe Resort  7/12/00    Rentokil                EVR Tahoe                                                   1,019.59
Partners, LLC
Lake Tahoe Resort  7/26/00    Ikon Office             EVR Tahoe   copiers                                           347.92
Partners, LLC

                                                    Total Equipment Leases - EVR Tahoe                            2,532.37


Lake Tahoe Resort  7/12/00    AT & T Wireless         EVR Tahoe   phone                                             277.03
Partners, LLC
Lake Tahoe Resort  7/12/00    AT & T                  EVR Tahoe   phone                                             154.33
Partners, LLC
Lake Tahoe Resort  7/12/00    GTE California          EVR Tahoe   phone                                             132.49
Partners, LLC
Lake Tahoe Resort  7/12/00    Pacific Bell            EVR Tahoe   phone                                             248.36
Partners, LLC
Lake Tahoe Resort  7/26/00    Integrated Telecom      EVR Tahoe   Install lines                                     373.60
Partners, LLC
Lake Tahoe Resort  7/26/00    Lightyear Communication EVR Tahoe                                                   1,057.59
Partners, LLC
Lake Tahoe Resort  7/26/00    Pacific Bell            EVR Tahoe   Mobile phone                                      562.64
Partners, LLC
Lake Tahoe Resort  7/26/00    Sprint                  EVR Tahoe   Phone                                             634.22
Partners, LLC


                                                    Sub Total for Telephone - EVR Tahoe                           3,440.26

Lake Tahoe Resort  7/12/00    Armored Transport       EVR Tahoe   armored service                                   111.24
Partners, LLC
Lake Tahoe Resort  7/12/00    Fed Ex                  EVR Tahoe   Shipping                                          501.82
Partners, LLC
Lake Tahoe Resort  7/12/00    Graphic Express         EVR Tahoe   Puzzles                                           500.00
Partners, LLC
Lake Tahoe Resort  7/12/00    Ikon Office Solutions   EVR Tahoe   copiers                                         1,473.19
Partners, LLC

Legal                          Post - Petition        check  Check/wire
Entity              1st Day Order       Subsequent     wire     Date        Total
------------------------------------------------------------------------------------
Lake Tahoe Resort                           203.11                          203.11
Partners, LLC
Lake Tahoe Resort                           231.94                          231.94
Partners, LLC
Lake Tahoe Resort                           110.00      wire   7/11/00      110.00
Partners, LLC

                                            545.05                          545.05

Lake Tahoe Resort                         8,000.00                        8,000.00
Partners, LLC
Lake Tahoe Resort                            83.00                           83.00
Partners, LLC
Lake Tahoe Resort                         1,666.00                        1,666.00
Partners, LLC
Lake Tahoe Resort                         4,000.00                        4,000.00
Partners, LLC
Lake Tahoe Resort                           500.00                          500.00
Partners, LLC
Lake Tahoe Resort                         1,666.00                        1,666.00
Partners, LLC
Lake Tahoe Resort                         4,000.00                        4,000.00
Partners, LLC
Lake Tahoe Resort                           565.00                          565.00
Partners, LLC
Lake Tahoe Resort                           500.00                          500.00
Partners, LLC

                                                                              0.00
                                         20,980.00                       20,980.00


Lake Tahoe Resort                         1,164.86                        1,164.86
Partners, LLC
Lake Tahoe Resort                         1,019.59                        1,019.59
Partners, LLC
Lake Tahoe Resort                           347.92                          347.92
Partners, LLC

                                          2,532.37                        2,532.37


Lake Tahoe Resort                           277.03                          277.03
Partners, LLC
Lake Tahoe Resort                           154.33                          154.33
Partners, LLC
Lake Tahoe Resort                           132.49                          132.49
Partners, LLC
Lake Tahoe Resort                           248.36                          248.36
Partners, LLC
Lake Tahoe Resort                           373.60                          373.60
Partners, LLC
Lake Tahoe Resort                         1,057.59                        1,057.59
Partners, LLC
Lake Tahoe Resort                           562.64                          562.64
Partners, LLC
Lake Tahoe Resort                           634.22                          634.22
Partners, LLC

                                              0.00                            0.00
                                          3,440.26                        3,440.26

Lake Tahoe Resort                           111.24                          111.24
Partners, LLC
Lake Tahoe Resort                           501.82                          501.82
Partners, LLC
Lake Tahoe Resort                           500.00                          500.00
Partners, LLC
Lake Tahoe Resort                         1,473.19                        1,473.19
Partners, LLC

Legal                Date                               Payable
Entity             Received    Invoice Payable to        From         Description of Invoice/Service   Commission   Other
-----------------------------------------------------------------------------------------------------------------------------
Lake Tahoe Resort  7/12/00     Microbuilt              EVR Tahoe      computer supply                               40.76
Partners, LLC
Lake Tahoe Resort  7/19/00     Compupay                EVR Tahoe      Payroll processing                           227.49
Partners, LLC
Lake Tahoe Resort  7/19/00     Lake Tahoe Resort       EVR Tahoe      Petty cash                                 5,500.00
Partners, LLC                  Partners
Lake Tahoe Resort  7/26/00     Compupay                EVR Tahoe      payroll                                      192.01
Partners, LLC
Lake Tahoe Resort  7/26/00     Federal express         EVR Tahoe      Shipping                                     271.92
Partners, LLC
                                                                                                                     0.00
                                                            Sub-Total for Office Supplies - EVR Tahoe            8,818.43

Lake Tahoe Resort  7/12/00     Action Watersports      EVR Tahoe      Certificates                                  50.00
Partners, LLC
Lake Tahoe Resort  7/12/00     Barclay Properties      EVR Tahoe      Tours 6/1-6/8                                260.00
Partners, LLC
Lake Tahoe Resort  7/12/00     Travel Systems          EVR Tahoe      MS Dixie charges                              72.00
Partners, LLC
Lake Tahoe Resort  7/19/00     Embassy Vacation Resort EVR Tahoe      HOA Dues- Various owners                   2,550.00
Partners, LLC
Lake Tahoe Resort  7/19/00     Hornblower Cruises      EVR Tahoe      Certificates                               3,750.00
Partners, LLC
Lake Tahoe Resort  7/19/00     Travel Systems          EVR Tahoe      MS Dixie cruise                            1,944.00
Partners, LLC
Lake Tahoe Resort              RCI                     EVR Tahoe                                                    55.00
Partners, LLC
Lake Tahoe Resort  7/26/00     Embassy Vacation resort EVR Tahoe      brochures                                  1,357.00
Partners, LLC
Lake Tahoe Resort  7/26/00     RCI                     EVR Tahoe      Directories                                1,433.25
Partners, LLC
Lake Tahoe Resort  7/26/00     Williams Sports Rentals EVR Tahoe      Certificates                               1,683.00
Partners, LLC
                                                                                                                     0.00
                                     Sub-Total for Marketing, Selling, Advertising - EVR Tahoe                  13,154.25

Lake Tahoe Resort  7/26/00     Barry Edelson           EVR Tahoe      override                                     210.14
Partners, LLC
                                           Sub-Total for Contract Labor/Commissions                                210.14

Lake Tahoe Resort  7/25/00     Debra Rosenow           EVR Tahoe      Expense Report                               123.00
Partners, LLC

                                                       Sub-Total for Expense Reports                               123.00

Lake Tahoe Resort  7/19/00     Chevron                 EVR Tahoe      fuel                                          58.09
Partners, LLC
Lake Tahoe Resort  7/12/00     AT & T Cable            EVR Tahoe      cable                                        100.73
Partners, LLC
Lake Tahoe Resort  7/12/00     Stor All                EVR Tahoe      Rent                                         482.00
Partners, LLC
Lake Tahoe Resort  7/26/00     Scott Hoppe             EVR Tahoe      Janitorial                                    50.00
Partners, LLC

                                                    Sub-Total for Repairs & Maintenance                            690.82

Lake Tahoe Resort  7/12/00     Lake Tahoe Resort       EVR Tahoe      Petty Cash                                 5,000.00
Partners, LLC                  Partners
Lake Tahoe Resort  7/12/00     RMI Broker Trust Acct   EVR Tahoe      Encore credit, Doc Prep,
Partners, LLC                                                         Closing cost, Bank Fee                     7,447.11
Lake Tahoe Resort  7/19/00     Tahoe Beach & Ski Club  EVR Tahoe      10% RPM GM Fee                               687.50
Partners, LLC
Lake Tahoe Resort  7/26/00     Gregory Elliot          EVR Tahoe      Refund                                       421.25
Partners, LLC
Lake Tahoe Resort  7/26/00     Lake Tahoe Resort       EVR Tahoe      Petty cash                                 6,000.00
Partners, LLC                  Partners

Legal                                  Pre-                         Post-Petition               check      Check/wire
Entity                               Petition             1st Day Order         Subsequent      wire         Date           Total
------------------------------------------------------------------------------------------------------------------------------------
Lake Tahoe Resort                                                                      40.76                                 40.76
Partners, LLC
Lake Tahoe Resort                                                                     227.49                                227.49
Partners, LLC
Lake Tahoe Resort                                                                   5,500.00                              5,500.00
Partners, LLC
Lake Tahoe Resort                                                                     192.01                                192.01
Partners, LLC
Lake Tahoe Resort                                                                     271.92                                271.92
Partners, LLC
                                                                                        0.00                                  0.00
                                                                                    8,818.43                              8,818.43

Lake Tahoe Resort                                                                      50.00                                 50.00
Partners, LLC
Lake Tahoe Resort                                                                     260.00                                260.00
Partners, LLC
Lake Tahoe Resort                                                                      72.00                                 72.00
Partners, LLC
Lake Tahoe Resort                                            2,550.00                                                     2,550.00
Partners, LLC
Lake Tahoe Resort                                                                   3,750.00                              3,750.00
Partners, LLC
Lake Tahoe Resort                                                                   1,944.00                              1,944.00
Partners, LLC
Lake Tahoe Resort                                                                      55.00                                 55.00
Partners, LLC
Lake Tahoe Resort                                                                   1,357.00                              1,357.00
Partners, LLC
Lake Tahoe Resort                                                                   1,433.25                              1,433.25
Partners, LLC
Lake Tahoe Resort                                                                   1,683.00                              1,683.00
Partners, LLC
                                                                                       0.00                                   0.00
                                                             2,550.00             10,604.25                              13,154.25

Lake Tahoe Resort                                                                    210.14                                 210.14
Partners, LLC                                                                                                                 0.00
                                                                                     210.14                                 210.14

Lake Tahoe Resort                                                                    123.00                                 123.00
Partners, LLC
                                                                                                                              0.00
                                                                                     123.00                                 123.00

Lake Tahoe Resort                                                                     58.09                                  58.09
Partners, LLC
Lake Tahoe Resort                                                                    100.73                                 100.73
Partners, LLC
Lake Tahoe Resort                                                                    482.00                                 482.00
Partners, LLC
Lake Tahoe Resort                                                                     50.00                                  50.00
Partners, LLC
                                                                                                                              0.00
                                                                                     690.82                                 690.82

Lake Tahoe Resort                                                                  5,000.00                               5,000.00
Partners, LLC
Lake Tahoe Resort                                                                  7,447.11                               7,447.11
Partners, LLC
Lake Tahoe Resort                                                                    687.50                                 687.50
Partners, LLC
Lake Tahoe Resort                                                                    421.25                                 421.25
Partners, LLC
Lake Tahoe Resort                                                                  6,000.00                               6,000.00
Partners, LLC

Legal                 Date                            Payable
Entity              Received    Invoice Payable to     From       Description of Invoice / Service   Commission    Other
------------------------------------------------------------------------------------------------------------------------
Lake Tahoe Resort   7/26/00     James Lang            EVR Tahoe   Refund                                            25.58
Partners, LLC
Lake Tahoe Resort   7/26/00     RMI Inc.              EVR Tahoe   Doc Prep                                         460.00
Partners, LLC
Lake Tahoe Resort               EVR Tahoe             EVR Tahoe   Operating Refund                             (15,000.00)
Partners, LLC
Lake Tahoe Resort               EVR Tahoe             EVR Tahoe   Misc                                           1,938.00
Partners, LLC


                                                             Sub-Total for Miscellaneous                         6,979.44

Lake Tahoe Resort   7/12/00     EVR Tahoe             EVR Tahoe   HOA dues Whitt & Cualoping                       621.00
Partners, LLC
Lake Tahoe Resort   7/12/00     Ridge Point POA       EVR Tahoe   2000 Subsidy                                  40,572.00
Partners, LLC

                                                             Sub-Total for Maintenance Fees                     41,193.00


Lake Tahoe Resort               Various               EVR Tahoe   July Payroll                                 103,499.00
Partners, LLC


                                                             Sub-Total for Payroll                             103,499.00

Legal                      Pre-                  Post - Petition                 check      Check/wire
Entity                     Petition       1st Day Order      Subsequent          wire         Date      Total
-----------------------------------------------------------------------------------------------------------------------
Lake Tahoe Resort                                                 25.58                                      25.58
Partners, LLC
Lake Tahoe Resort                                                460.00                                     460.00
Partners, LLC
Lake Tahoe Resort                                            (15,000.00)                                (15,000.00)
Partners, LLC
Lake Tahoe Resort                                              1,938.00                                   1,938.00
Partners, LLC
                                                                                                              0.00

                                                               6,979.44                                   6,979.44

Lake Tahoe Resort                       621.00                                                              621.00
Partners, LLC
Lake Tahoe Resort                    40,572.00                                                           40,572.00
Partners, LLC

                                     41,193.00                     0.00                                  41,193.00


Lake Tahoe Resort                                            103,499.00                                 103,499.00
Partners, LLC
                                                                                                              0.00

                                                             103,499.00                                 103,499.00
                                                                                                        ----------
      Total Outflows for Lake Tahoe Resort Partners, LLC (aka EVR Tahoe)                                202,165.76
                                                                                                        ==========
                               00-5-6952-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                                    MMG
                                                             Development
Legal entity                                                       Corp.
Bankruptcy filing number                                    00-5-6954-JS
                                                            ------------

Revenues:
---------
Vacation interests sales                                    $    395,461
Interest income                                                        -
Other income (loss)                                              249,702
                                                            ------------
   Total revenues                                                645,163
                                                            ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                 102,939
Advertising, sales and marketing                                 181,794
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General & administrative                                         102,003
Depreciation & amortization                                       33,404
                                                            ------------
Total costs & operating expenses                                 420,140
                                                            ------------

(Loss) income from operations                                    225,023

Interest expense                                                       -
Realized loss on available-for-sale securities                         -
Bankruptcy expenses                                                    -
                                                            ------------
Income before provision for taxes                                225,023

Provision for income taxes                                             -
                                                            ------------
Net (loss) income                                           $    225,023
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                                    MMG
                                                             Development
Legal entity                                                       Corp.
Bankruptcy filing number                                    00-5-6954-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $    264,127
Cash in escrow and restricted cash                             1,749,164
Mortgage receivables, net                                              -
Retained interests                                                     -
Intercompany receivable                                      (24,047,388)
Due from related parties                                          50,757
Other receivables, net                                         1,890,718
Prepaid expenses and other assets                              1,124,690
Investment in joint ventures                                           -
Real estate and development costs                             22,041,286
Property and equipment, net                                    5,647,179
Intangible assets                                                      -
                                                            ------------

Total assets                                                $  8,720,533
                                                            ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $  3,655,141
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                       250,497
Accrued liabilities                                              (43,748)
Notes payable not subject to compromise                                -
Deferred taxes                                                         -
                                                            ------------
Total liabilities                                              3,861,890
                                                            ------------

Stockholders' equity                                           4,858,643

Total liabilities and equity                                $  8,720,533
                                                            ============

                                                               Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                                    MMG
                                                             Development
Legal entity                                                       Corp.
Bankruptcy filing number                                    00-5-6954-JS
                                                            ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                      $     56,841
Tour Sales                                                        (2,002)
Operating Refunds                                                  5,536
Employee Payroll Deduction Reimbursement                             391
                                                            ------------
   Subtotal-Deposit/Collection Inflows                            60,766
                                                            ------------

Other
-----
Asset Sales                                                            -
                                                            ------------
   Total Cash Inflows                                             60,766

Outflows:
---------
Operating-Resorts                                                 59,275
Payroll-Resorts(S&W)                                              60,497
Commissions-Pre                                                      230
Commissions-Post                                                  52,057
                                                            ------------
   Total Cash Outflows                                      $    172,059

Legal                   Date                                    Payable
Entity                Received    Invoice Payable to             From                 Description of Invoice / Service      Comm
------------------------------------------------------------------------------------------------------------------------------------
MMG Development Corp  7/11/00  Florida Power               Polynesian Isle     Electric
MMG Development Corp           Florida Power               Polynesian Isle
                                                                                                Sub-Total for Utilities      -

MMG Development Corp  7/5/00   Mike Weber                  Polynesian Isle     Expense report

                                                                                          Sub-Total for Expense Reports

                                                                                     Total Outflows for Polynesian Isle

MMG Development Corp  7/26/00  Micro-built                   Ft. Lauderdale    credit machine                              45.58

                                                                                Total Equipment Leases - Ft. Lauderdale    45.48

MMG Development Corp  7/26/00  Bell South                    Ft. Lauderdale    Phone                                      121.41

                                                                               Sub Total for Telephone - Ft. Lauderdale   121.41

MMG Development Corp  7/26/00  Federal express               Ft. Lauderdale    Shipping                                   469.14

                                                                         Sub-Total for Office Supplies - Ft. Lauderdale   469.14


MMG Development Corp  7/26/00  Club Sunterra                 Ft. Lauderdale    Club money SWF sent to FT Lauderdale     8,760.00
MMG Development Corp  7/26/00  Park Ave Office Services      Ft. Lauderdale    Rental fee                                  22.80

                                                                                      Sub-Total for Miscellaneous       8,782.80

                                                                               Total Outflows for Ft. Lauderdale

MMG Development Corp  7/19/00  Pitney Bowes                    Gatlinburg      Equip rent
MMG Development Corp  7/27/00  Neopost                         Gatlinburg      lease
                                                                               Total Equipment Leases - Gatlinburg

MMG Development Corp  7/19/00  City of Gatlinburg              Gatlinburg
MMG Development Corp  7/19/00  Sevier County                   Gatlinburg      Electric
MMG Development Corp  7/19/00  Web Creek Utility               Gatlinburg
MMG Development Corp  7/27/00  Sevier Cty Electric             Gatlinburg      Utilities
MMG Development Corp  7/27/00  Sevier Cty Utility Diistrict    Gatlinburg      Utilities

                                                                               Sub-Total for Utilities - Gatlinburg          -

MMG Development Corp  7/19/00  Bell South                      Gatlinburg      phone
MMG Development Corp  7/18/00  Cable & Wireless                Gatlinburg      phone
MMG Development Corp  7/19/00  Cellular One                    Gatlinburg      phone
MMG Development Corp  7/19/00  US Cellular                     Gatlinburg      phone
MMG Development Corp  7/19/00  Sprint                          Gatlinburg      phone
MMG Development Corp  6/27/00  BTI Telecommunications          Gatlinburg      Phone
MMG Development Corp  7/26/00  Bell South                      Gatlinburg      Phone
MMG Development Corp  7/27/00  US Cellular                     Gatlinburg      Phone

                                                                               Sub Total for Telephone - Gatlinburg          -

MMG Development Corp  7/19/00  Airborne                        Gatlinburg      Shipping
MMG Development Corp  7/19/00  Business Machine Co             Gatlinburg      Copier Maint
MMG Development Corp  7/19/00  Compupay                        Gatlinburg      Payroll processing
MMG Development Corp  7/19/00  Federal Express                 Gatlinburg      Shipping
MMG Development Corp  7/27/00  Credit Data                     Gatlinburg      credit processing
MMG Development Corp  7/27/00  Danka                           Gatlinburg      Copier supplies
MMG Development Corp  7/27/00  Federal express                 Gatlinburg      Shipping
MMG Development Corp  7/27/00  UPS                             Gatlinburg      Shipping

                                                                               Sub-Total for Office Supplies - Gatlinburg    -

Legal                                          Pre-             Post - Petition            check     Check/wire
Entity                          Other        Petition      1st Day Order    Subsequent      wire        Date       Total
--------------------------------------------------------------------------------------------------------------------------
MMG Development Corp            1,250.38                                      1,250.38                            1,250.38
MMG Development Corp               88.83                                         88.83                               88.83
                                1,339.21                                      1,339.21                            1,339.21

MMG Development Corp              388.15                        388.15                  ck             7/5/00       388.15
                                                                                                                      0.00
                                  388.15            -           388.15             -                                388.15

                                                                                                                  --------
                                                                                                                  1,727.36
                                                                                                                  ========

MMG Development Corp                              45.58                          45.58                               45.58

                                                  45.58                          45.58                               45.58

MMG Development Corp                             121.41                         121.41                              121.41
                                                                                  0.00                                0.00
                                     -           121.41                         121.41                              121.41

MMG Development Corp                             469.14                         469.14                              469.14
                                                                                  0.00                                0.00
                                     -           469.14                         469.14                              469.14

MMG Development Corp                           8,760.00                       8,760.00                            8,760.00
MMG Development Corp                              22.80                          22.80                               22.80
                                                                                  0.00                                0.00
                                     -         8,782.80                       8,782.80                            8,782.80

                                                                                                                  --------
                                                                                                                  9,418.93
                                                                                                                  ========

MMG Development Corp              413.39         413.39                         413.39                              413.39
MMG Development Corp              918.75         918.75                         918.75                              918.75
                                1,332.14       1,332.14                       1,332.14                            1,332.14

MMG Development Corp              386.68         386.68                         386.68                              386.68
MMG Development Corp              431.55         431.55                         431.55                              431.55
MMG Development Corp           17,639.14      17,639.14                      17,639.14                           17,639.14
MMG Development Corp              143.18         143.18                         143.18                              143.18
MMG Development Corp              103.77         103.77                         103.77                              103.77
                                                                                  0.00                                0.00
                               18,704.32      18,704.32                      18,704.32                           18,704.32

MMG Development Corp              630.43         630.43                         630.43                              630.43
MMG Development Corp               59.15          59.15                          59.15                               59.15
MMG Development Corp              475.86         475.86                         475.86                              475.86
MMG Development Corp              290.90         290.90                         290.90                              290.90
MMG Development Corp            1,210.81       1,210.81                       1,210.81                            1,210.81
MMG Development Corp              697.95         697.95                         697.95                              697.95
MMG Development Corp            7,639.65       7,639.65                       7,639.65                            7,639.65
MMG Development Corp              417.03         417.03                         417.03                              417.03
                                                   0.00                           0.00                                0.00
                               11,421.78      11,421.78                      11,421.78                           11,421.78

MMG Development Corp               17.82          17.82                          17.82                               17.82
MMG Development Corp              342.09         342.09                         342.09                              342.09
MMG Development Corp              429.96         429.96                         429.96                              429.96
MMG Development Corp            1,033.82       1,033.82                       1,033.82                            1,033.82
MMG Development Corp              119.80         119.80                         119.80                              119.80
MMG Development Corp              128.57         128.57                         128.57                              128.57
MMG Development Corp            1,267.53       1,267.53                       1,267.53                            1,267.53
MMG Development Corp               85.50          85.50                          85.50                               85.50
                                    0.00                                          0.00                                0.00
                                3,425.09       3,425.09                       3,425.09                            3,425.09

Legal                       Date                                     Payable
Entity                    Received          Invoice Payable to        From           Description of Invoice / Service    Comm
----------------------------------------------------------------------------------------------------------------------------------
MMG Development Corp      7/19/00      Bent Creek                  Gatlinburg     Tours
MMG Development Corp      7/19/00      Knoxville Coca Cola         Gatlinburg     refreshments
MMG Development Corp      7/19/00      Town Village resort         Gatlinburg     Marketing Stays
MMG Development Corp      7/27/00      Bent Creek Golf Village     Gatlinburg     June bonus
MMG Development Corp      7/27/00      Carousel Industries         Gatlinburg     Fudge
MMG Development Corp      7/27/00      Gatlinburg Town Square      Gatlinburg     Encore

                                                                 Sub-Total for Marketing, Selling, Advertising -             -
                                                                 Gatlinburg

MMG Development Corp       7/5/00      Various                     Bent Creek     Commissions                           4,248.50
MMG Development Corp       7/5/00      Various                     Gatlinburg     Commissions                          11,907.95
MMG Development Corp       7/5/00      Various                     Gatlinburg     Commissions                           3,451.00
MMG Development Corp      7/11/00      Various                     Gatlinburg     Commissions                           7,282.80
MMG Development Corp      7/11/00      Various                     Gatlinburg     Commissions                             230.00
MMG Development Corp      7/19/00      Various                     Gatlinburg     Commissions                          13,968.46
MMG Development Corp      7/25/00      Various                     Town square    Commission                            2,059.50
MMG Development Corp      7/25/00      Various                     Town square    Commission                            9,138.63

                                                                                Sub-Total for Contract
                                                                                Labor/Commissions                      52,286.84

MMG Development Corp                   Charles Steadman            Gatlinburg     Expense Reimbursements
MMG Development Corp                   Cline Whitlock              Gatlinburg     Expense Reimbursements
MMG Development Corp                   Cynthia Snuffin             Gatlinburg     Expense Reimbursements

                                                                                Sub-Total for Expense Reports                -

MMG Development Corp      7/19/00      Armstrong Carpet Cleaner    Gatlinburg     Janitorial

                                                                                Sub-Total for Repairs &                      -
                                                                                Maintenance

MMG Development Corp                   Calhouns                    Gatlinburg

                                                                                Sub-Total for Miscellaneous                  -

MMG Development Corp                   Various                     Gatlinburg   July Payroll

                                                                                Sub-Total for Payroll                        -

                                                                                Total Outflows for Gatlinburg

Legal                                       Pre-          Post - Petition          check   Check/wire
Entity                           Other    Petition   1st Day Order Subsequent      wire       Date       Total
---------------------------------------------------------------------------------------------------------------
MMG Development Corp            261.00      261.00                    261.00                                 261.00
MMG Development Corp             86.20       86.20                     86.20                                  86.20
MMG Development Corp          3,600.71    3,600.71                  3,600.71                               3,600.71
MMG Development Corp          2,645.84    2,645.84                  2,645.84                               2,645.84
MMG Development Corp            782.28      782.28                    782.28                                 782.28
MMG Development Corp            102.53      102.53                    102.53                                 102.53
                                  0.00                                  0.00                                   0.00
                              7,478.56    7,478.56                  7,478.56                               7,478.56

MMG Development Corp                      4,248.50                  4,248.50               7/5/00          4,248.50
MMG Development Corp                     11,907.95                 11,907.95               7/5/00         11,907.95
MMG Development Corp                      3,451.00                  3,451.00                               3,451.00
MMG Development Corp                      7,282.80                  7,282.80                               7,282.80
MMG Development Corp                        230.00                    230.00                                 230.00
MMG Development Corp                     13,968.46                 13,968.46                              13,968.46
MMG Development Corp                      2,059.50                  2,059.50                               2,059.50
MMG Development Corp                      9,138.63                  9,138.63                               9,138.63
                                                                        0.00                                   0.00
                                     -   52,286.84                 52,286.84                              52,286.84

MMG Development Corp            229.50      229.50                    229.50                                 229.50
MMG Development Corp            612.00      612.00                    612.00                                 612.00
MMG Development Corp             25.00       25.00                     25.00                                  25.00
                                                                        0.00                                   0.00
                                866.50      866.50                    866.50                                 866.50

MMG Development Corp          2,400.00    2,400.00                  2,400.00                               2,400.00
                                                                        0.00                                   0.00
                              2,400.00    2,400.00                  2,400.00                               2,400.00

MMG Development Corp          2,500.00    2,500.00                  2,500.00                               2,500.00
                                                                        0.00                                   0.00
                              2,500.00    2,500.00                  2,500.00                               2,500.00

MMG Development Corp         60,497.00   60,497.00                 60,497.00                              60,497.00

MMG Development Corp         60,497.00   60,497.00          0.00   60,497.00                              60,497.00

                                                                                                         ----------
                                                                                                         160,912.23
                                                                                                         ==========

                                                     Total Outflows for MMG Development Corp             172,058.52
                                                                   00-5-6954-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                              Port Royal
Legal entity                                                Resort, L.P.
Bankruptcy filing number                                    00-5-6957-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                              (64,433)
                                                            ------------
   Total revenues                                                (64,433)
                                                            ------------
Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                  (3,062)
Provision for doubtful accounts                                    1,769
Loan portfolio expenses                                                -
General & administrative                                          21,263
Depreciation & amortization                                        4,976
                                                            ------------
Total costs & operating expenses                                  24,946
                                                            ------------

(Loss) income from operations                                    (89,379)

Interest expense                                                       -
Realized loss on available-for-sale securities                         -
Bankruptcy expenses                                                    -
                                                            ------------
Loss before provision for taxes                                  (89,379)

Provision for income taxes                                             -
                                                            ------------
Net (loss) income                                           $    (89,379)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                              Port Royal
Legal entity                                                Resort, L.P.
Bankruptcy filing number                                    00-5-6957-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $   (30,665)
Cash in escrow and restricted cash                              276,162
Mortgage receivables, net                                             -
Retained interests                                                    -
Intercompany receivable                                          (7,584)
Due from related parties                                        119,442
Other receivables, net                                          816,244
Prepaid expenses and other assets                               123,028
Investment in joint ventures                                          -
Real estate and development costs                               420,506
Property and equipment, net                                     142,292
Intangible assets                                                 6,543
                                                            -----------

Total assets                                                $ 1,865,968
                                                            ===========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $   509,101
Notes payable subject to compromise                                   -
Accounts payable not subject to compromise                            -
Accrued liabilities                                                   7
Notes payable not subject to compromise                               -
Deferred taxes                                                        -
                                                            -----------
Total liabilities                                               509,108
                                                            -----------

Stockholders' equity                                          1,356,860

Total liabilities and equity                                $ 1,865,968
                                                            ===========

                                                            Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000


                                                              Port Royal
Legal entity                                                Resort, L.P.
Bankruptcy filing number                                    00-5-6957-JS
                                                            ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                      $     (5,136)
Operating Refunds                                                    938
                                                            ------------
   Subtotal-Deposit/Collection Inflows                            (4,198)

Other
-----
Asset Sales                                                            -
                                                            ------------
   Total Cash Inflows                                             (4,198)

Outflows:
---------
Operating-Resorts                                                     39
Payroll-Resorts(S&W)                                               9,100
                                                            ------------
   Total Cash Outflows                                      $      9,139

   Legal                   Date                         Payable       Description of
   Entity                Received  Invoice Payable to    From         Invoice/Service                   Comm       Other
-------------------------------------------------------------------------------------------------------------------------
Port Royal Resort LP     7/26/00   Greg Babiarz          Royal Dunes Expense Report                                 38.62

                                                                     Sub-Total for Expense Reports                  38.62

                                   Various               Royal Dunes July Payroll                                9,100.00

                                                                               Sub-Total for Payroll             9,100.00

   Legal                   Pre-        Post - Petition            check Check/wire
   Entity                Petition  1st Day Order  Subsequent       wire    Date             Total
--------------------------------------------------------------------------------------------------------------------------
Port Royal Resort LP                              38.62                                    38.62

                                                  38.62                                    38.62

                                                  9,100.00                              9,100.00

                                                  9,100.00                              9,100.00
                                                                                      ----------
       Total Outflows for Port Royal Resort LP (aka Royal Dunes)                        9,138.62
                                                                                      ==========
                             00-5-6957-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000


                                                                Powhatan
Legal entity                                                  Associates
Bankruptcy filing number                                    00-5-6958-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $    164,205
Interest income                                                   15,334
Other income (loss)                                               10,612
                                                            ------------
   Total revenues                                                190,151
                                                            ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                  46,929
Advertising, sales and marketing                                 167,132
Provision for doubtful accounts                                        -
Loan portfolio expenses                                            6,488
General & administrative                                          24,178
Depreciation & amortization                                        9,361
                                                            ------------
Total costs & operating expenses                                 254,088
                                                            ------------

(Loss) income from operations                                    (63,937)

Interest expense                                                   9,059
Realized loss on available-for-sale securities                         -
Bankruptcy expenses                                                    -
                                                            ------------
Loss before provision for taxes                                  (72,996)

Provision for income taxes                                             -
                                                            ------------
Net (loss) income                                           $    (72,996)
                                                            ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000


                                                                Powhatan
Legal entity                                                  Associates
Bankruptcy filing number                                    00-5-6958-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $         93
Cash in escrow and restricted cash                             1,713,359
Mortgage receivables, net                                      5,964,778
Retained interests                                                     -
Intercompany receivable                                       10,193,757
Due from related parties                                         159,653
Other receivables, net                                        (1,592,079)
Prepaid expenses and other assets                                  7,113
Investment in joint ventures                                  (6,321,735)
Real estate and development costs                              9,544,620
Property and equipment, net                                       62,231
Intangible assets                                                311,061
                                                            ------------

Total assets                                                $ 20,042,851
                                                            ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $    849,973
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                         8,995
Accrued liabilities                                               12,397
Notes payable not subject to compromise                        1,392,729
Deferred taxes                                                         -
                                                            ------------
Total liabilities                                              2,264,094
                                                            ------------

Stockholders' equity                                          17,778,757

Total liabilities and equity                                $ 20,042,851
                                                            ============

                                                                      Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000


                                                                Powhatan
Legal entity                                                  Associates
Bankruptcy filing number                                    00-5-6958-JS
                                                            ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                      $    122,789
Rental Income                                                    (18,199)
Tour Sales                                                        (1,359)
Operating Refunds                                                    679
Escrow Funds                                                      16,848
                                                            ------------
     Subtotal-Deposit/Collection Inflows                         120,758

Other
-----
Asset Sales                                                            -
                                                            ------------
     Total Cash Inflows                                          120,758

Outflows:
---------
Operating-Resorts                                                 38,127
Payroll-Resorts(S&W)                                             116,000
Commissions-Post                                                  76,038
                                                            ------------
     Total Cash Outflows                                    $    230,165


Includes Powhatan Associates (00-5-6958-JS) and
   Greensprings Associates (00-5-6946-JS)

Legal                     Date                              Payable
Entity                  Received Invoice Payable to          From           Description of Invoice / Service      Commission  Other
------------------------------------------------------------------------------------------------------------------------------------
Powhatan Associates and  7/6/00  Commonwealth of Va      RMI Virginia  Garnishment                                            1,341
Greensprings Associates
Powhatan Associates and  7/6/00  IRS                     RMI Virginia  Garnishment                                              200
Greensprings Associates
Powhatan Associates and  7/6/00  City of Newport         RMI Virginia  Garnishment                                               95
Greensprings Associates

                                                                Total for Governmental Fees & Taxes - RMI Virginia        -   1,636

Powhatan Associates and  7/6/00  Greensprings Office     RMI Virginia  July rent                                             13,292
Greensprings Associates
Powhatan Associates and  7/6/00  Tr Orourk               RMI Virginia  July rent                                              1,000
Greensprings Associates

                                                                       Sub-Total for Property Rent - RMI Virginia         -  14,292

Powhatan Associates and  7/6/00  Minolta Leasing         RMI Virginia  Copier lease                                             431
Greensprings Associates
                                                                         Total Equipment Leases - RMI Virginia                  431

Powhatan Associates and 7/13/00  Virginia Power          RMI Virginia  Electric                                                 884
Greensprings Associates

                                                                           Sub-Total for Utilities - RMI Virginia         -     884

Powhatan Associates and 7/19/00  Sprint                     RMI VA     phone                                                     29
Greensprings Associates
Powhatan Associates and  7/6/00  GTE                     RMI Virginia  phone                                                    742
Greensprings Associates
Powhatan Associates and  7/6/00  Nextel                  RMI Virginia  phone                                                  6,089
Greensprings Associates
Powhatan Associates and 7/13/00  Net 2000 Communications RMI Virginia  phone                                                  2,040
Greensprings Associates

                                                                         Sub Total for Telephone - RMI Virginia           -   8,900

Powhatan Associates and 7/19/00  Federal Express            RMI VA     Shipping                                                  56
Greensprings Associates
Powhatan Associates and 7/19/00  Staples                    RMI VA     Office supplies                                          213
Greensprings Associates
Powhatan Associates and  7/6/00  Federal Express         RMI Virginia  Shipping                                                 199
Greensprings Associates
Powhatan Associates and  7/6/00  Deborah Lee             RMI Virginia  Office supplies                                           69
Greensprings Associates
Powhatan Associates and  7/6/00  Powhatan                RMI Virginia  Office supplies                                          135
Greensprings Associates
Powhatan Associates and 7/13/00  Compupay                RMI Virginia  Payroll                                                  126
Greensprings Associates
Powhatan Associates and 7/13/00  Danka                   RMI Virginia                                                           398
Greensprings Associates
Powhatan Associates and 7/13/00  Federal Express         RMI Virginia  Shipping                                                  77
Greensprings Associates
Powhatan Associates and 7/13/00  Pitney Bowes            RMI Virginia                                                            28
Greensprings Associates
Powhatan Associates and 7/13/00  Pat Linkous             RMI Virginia  Office supplies                                           91
Greensprings Associates
                                                                                                                                  0
                                                                     Sub-Total for Office Supplies - RMI Virginia         -   1,390

Powhatan Associates and 7/19/00  Various                    RMI VA     Commissions                                  16,993.46
Greensprings Associates
Powhatan Associates and          Various                 RMI Virginia  Commissions                                  28,385.69
Greensprings Associates
Powhatan Associates and 7/13/00  Various                 RMI Virginia  Commissions                                  15,124.77
Greensprings Associates
Powhatan Associates and 7/26/00  Various                 RMI Virginia  Commissions                                  15,532.98
Greensprings Associates

Legal                       Pre-             Post - Petition          check     Check/wire
Entity                    Petition    1st Day Order    Subsequent      wire        Date      Total
---------------------------------------------------------------------------------------------------
Powhatan Associates and                                     1,341       ck        7/6/00     1,341
Greensprings Associates
Powhatan Associates and                                       200       ck        7/6/00       200
Greensprings Associates
Powhatan Associates and                                        95       ck        7/6/00        95
Greensprings Associates

                                -                -          1,636                            1,636

Powhatan Associates and                                    13,292       ck        7/6/00    13,292
Greensprings Associates
Powhatan Associates and                                     1,000       ck        7/6/00     1,000
Greensprings Associates
                                                                                                 0
                            14,292           14,292        14,292                           14,292

Powhatan Associates and                                       431       ck        7/6/00       431
Greensprings Associates
                                                              431                              431

Powhatan Associates and                                       884                              884
Greensprings Associates
                                                                                                 0
                                -                -            884                              884

Powhatan Associates and                                        29                               29
Greensprings Associates
Powhatan Associates and                                       742       ck        7/6/00       742
Greensprings Associates
Powhatan Associates and                                     6,089       ck        7/6/00     6,089
Greensprings Associates
Powhatan Associates and                                     2,040                            2,040
Greensprings Associates
                                                                0                                0
                                -                -          8,900                            8,900

Powhatan Associates and                                        56                               56
Greensprings Associates
Powhatan Associates and                                       213                              213
Greensprings Associates
Powhatan Associates and                                       199       ck        7/6/00       199
Greensprings Associates
Powhatan Associates and                                        69       ck        7/6/00        69
Greensprings Associates
Powhatan Associates and                                       135       ck        7/6/00       135
Greensprings Associates
Powhatan Associates and                                       126                              126
Greensprings Associates
Powhatan Associates and                                       398                              398
Greensprings Associates
Powhatan Associates and                                        77                               77
Greensprings Associates
Powhatan Associates and                                        28                               28
Greensprings Associates
Powhatan Associates and                                        91                               91
Greensprings Associates
                                                                0                                0
                                -                -          1,390                            1,390

Powhatan Associates and                                    16,993                           16,993
Greensprings Associates
Powhatan Associates and                                    28,386                           28,386
Greensprings Associates
Powhatan Associates and                                    15,125                           15,125
Greensprings Associates
Powhatan Associates and                                    15,533                           15,533
Greensprings Associates

Legal                     Date                              Payable
Entity                  Received   Invoice Payable to         From           Description of Invoice / Service      Commission  Other
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Sub-Total for Contract Labor/Commissions     76,036.90      0

Powhatan Associates and  7/19/00  Debbie Lee                 RMI VA     Expense Reimbursements                                   20
Greensprings Associates
Powhatan Associates and  7/19/00  Lorene Smith               RMI VA     Expense Reimbursements                                2,258
Greensprings Associates
Powhatan Associates and   7/6/00  William Gooding         RMI Virginia  Expense report                                        2,025
Greensprings Associates
Powhatan Associates and  7/13/00  William Gooding         RMI Virginia  Expense Reports                                         187
Greensprings Associates

                                                                                 Sub-Total for Expense Reports           -    4,490

Powhatan Associates and  7/19/00  BFI                        RMI Va     Waste                                                   322
Greensprings Associates
Powhatan Associates and   7/6/00  Diamond Spring          RMI Virginia  water                                                    22
Greensprings Associates
Powhatan Associates and  7/13/00  Ace Hardware            RMI Virginia  supplies                                                 46
Greensprings Associates

                                                                             Sub-Total for Repairs & Maintenance         -      390

Powhatan Associates and   7/6/00  Better Business Bureau  RMI Virginia  Dues 6/1/000-05/31/00                                 1,105
Greensprings Associates
Powhatan Associates and   7/6/00  BW Wilson               RMI Virginia                                                          594
Greensprings Associates
Powhatan Associates and   7/6/00  Powhatan                RMI Virginia                                                        2,898
Greensprings Associates
Powhatan Associates and  7/13/00  Catherine Sweeney       RMI Virginia  Misc                                                     23
Greensprings Associates
Powhatan Associates and  7/13/00  Judie Tiffany           RMI Virginia  Refund                                                   25
Greensprings Associates
Powhatan Associates and  7/13/00  Rita Waddill            RMI Virginia  Refund                                                   25
Greensprings Associates
Powhatan Associates and  7/13/00                             Powhatan                                                         1,001
Greensprings Associates
Powhatan Associates and                                      Powhatan   Misc                                                     45
Greensprings Associates

                                                                                       Sub-Total for Miscellaneous       -    5,715

Powhatan Associates and           Various                 RMI Virginia  July Payroll                                        116,000
Greensprings Associates
                                                                                               Sub-Total for Payroll     -  116,000

Legal                     Pre-             Post - Petition          check     Check/wire
Entity                  Petition    1st Day Order    Subsequent      wire        Date      Total
-------------------------------------------------------------------------------------------------
                                                                                               0
                               -                -        76,037                           76,037

Powhatan Associates and                                      20                               20
Greensprings Associates
Powhatan Associates and                                   2,258                            2,258
Greensprings Associates
Powhatan Associates and                                   2,025        ck       7/6/00     2,025
Greensprings Associates
Powhatan Associates and                                     187                              187
Greensprings Associates
                                                                                               0
                               -                -         4,490                            4,490
                                                            322                              322
Powhatan Associates and
Greensprings Associates
Powhatan Associates and                                      22        ck       7/6/00        22
Greensprings Associates
Powhatan Associates and                                      46                               46
Greensprings Associates
                                                                                               0
                               -                -           390                              390

Powhatan Associates and                                   1,105        ck       7/6/00     1,105
Greensprings Associates
Powhatan Associates and                                     594        ck       7/6/00       594
Greensprings Associates
Powhatan Associates and                                   2,898        ck       7/6/00     2,898
Greensprings Associates
Powhatan Associates and                                      23                               23
Greensprings Associates
Powhatan Associates and                                      25                               25
Greensprings Associates
Powhatan Associates and                                      25                               25
Greensprings Associates
Powhatan Associates and                                   1,001                            1,001
Greensprings Associates
Powhatan Associates and                                      45                               45
Greensprings Associates
                                                                                               0
                              -                 -         5,715                            5,715

Powhatan Associates and                                 116,000                          116,000
Greensprings Associates
                              -                 -       116,000                          116,000

                                                                                       ---------
Total Outflows for Powhatan Associates Greensprings Associates (both aka RMI Virginia)   230,165
                                                                                       =========
                    00-5-6958-JS             00-5-6946-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000


                                                                      Resort
                                                                   Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                        00-5-6961-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
   Total revenues                                                          -
                                                                ------------
Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                      95,228
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General & administrative                                               6,958
Depreciation & amortization                                           39,592
                                                                ------------
Total costs & operating expenses                                     141,778
                                                                ------------

(Loss) income from operations                                       (141,778)

Interest expense                                                           -
Realized loss on available-for-sale securities                             -
Bankruptcy expenses                                                        -
                                                                ------------
Loss before provision for taxes                                     (141,778)

Provision for income taxes                                                 -
                                                                ------------
Net (loss) income                                               $   (141,778)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                                      Resort
                                                                   Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                        00-5-6961-JS
Assets:                                                         ------------
-------
Cash and cash equivalents                                       $    666,862
Cash in escrow and restricted cash                                   540,584
Mortgage receivables, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           (3,028,625)
Due from related parties                                          (1,709,244)
Other receivables, net                                               989,661
Prepaid expenses and other assets                                  1,631,382
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                        1,107,876
Intangible assets                                                  1,403,755
                                                                ------------

Total assets                                                    $  1,602,251
                                                                ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          $  4,042,249
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                           416,570
Accrued liabilities                                                  551,302
Notes payable not subject to compromise                                    -
Deferred taxes                                                             -
                                                                ------------
Total liabilities                                                  5,010,121
                                                                ------------

Stockholders' equity                                              (3,407,870)

Total liabilities and equity                                    $  1,602,251
                                                                ============

                                                              Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000


                                                                  Resort
                                                               Marketing
Legal entity                                            Internat'l, Inc.
Bankruptcy filing number                                    00-5-6961-JS
                                                            ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                      $     45,459
Rental Income                                                          -
RCI Membership Reimbursement                                           -
Other-Design International                                             -
Ticket Sales                                                   2,353,662
Operating Refunds                                                    100
                                                            ------------
   Subtotal-Deposit/Collection Inflows                         2,399,221

Other
-----
Asset Sales                                                            -
                                                            ------------
   Total Cash Inflows                                          2,399,221

Outflows:
---------
Operating-Premier (Orlando)                                    1,332,077
Operating-Carlsbad                                                49,971
Operating-Myrtle Beach                                            32,282
Operating-Resorts                                                  2,616
Payroll-Premier (Orlando)                                        204,000
Payroll-Carlsbad                                                  46,100
Payroll-Myrtle Beach                                              14,827
Payroll-Resorts(S&W)                                              67,000
                                                            ------------
   Total Cash Outflows                                      $  1,748,873

Legal                  Date                                  Payable
Entity                 Received     Invoice Payable to        From           Description of Invoice / Service           Commission
------------------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.    7/12/00  State of Florida           RMI Orlando       Yulee retail sales license
Resort Marketing
International, Inc.    7/19/00  Orange County Board        RMI Orlando       June Tourist Development Tax
Resort Marketing
International, Inc.             Division of Florida        RMI Orlando
                                                                                   Total for Governmental Fees & Taxes         -

Resort Marketing
International, Inc.    7/25/00  Buena Vista Suites         RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  Caribe Royale              RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  Duke Real estate           RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  Holiday Inn                RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  Mears                      RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  MVO Management             RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  Rofe Properties            RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  SW Orlando Investment      RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  William Scotsman           RMI Orlando       Rent
Resort Marketing
International, Inc.    7/25/00  Stuckey Enterprises        RMI Orlando       Rent
Resort Marketing
International, Inc.     7/5/00  MVO Management             RMI Orlando       Addtl Rent guest service desk
Resort Marketing
International, Inc.    7/12/00  Stuckey Enterprises        RMI Orlando       July rent - Yulee

                                                                                           Sub-Total for Property Rent

Resort Marketing
International, Inc.    7/12/00  Fidelity Leasing           RMI Orlando       Security system
Resort Marketing
International, Inc.     7/5/00  Bestfax                    RMI Orlando       Copier lease
Resort Marketing
International, Inc.     7/5/00  IOS Capital                RMI Orlando       Copier lease
Resort Marketing
International, Inc.     7/5/00  Williams Scotman           RMI Orlando       Trailer rental

                                                                                                Total Equipment Leases

Resort Marketing
International, Inc.    7/11/00  Orlando Utilities          RMI Orlando       Utility Mercado
Resort Marketing
International, Inc.    7/25/00  Florida Power              RMI Orlando       Utilities

                                                                                               Sub-Total for Utilities         -

Resort Marketing
International, Inc.    7/12/00  Royal Price                RMI Orlando       copy paper
Resort Marketing
International, Inc.    7/25/00  Action                     RMI Orlando       Courier
Resort Marketing
International, Inc.    7/25/00  Advanced Business products RMI Orlando       Software Fee


Legal                                   Pre-     Post - Petition            check    Check/wire   Total
Entity                Other          Petition  1st Day Order Subsequent      wire       Date
------------------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.         7.50                                   7.50                                 7.50
Resort Marketing
International, Inc.     1,423.16                               1,423.16                             1,423.16
Resort Marketing
International, Inc.       100.00                                 100.00                               100.00
                        1,530.66         -            -        1,530.66                             1,530.66

Resort Marketing
International, Inc.     2,500.00                               2,500.00                             2,500.00
Resort Marketing
International, Inc.     7,420.00                               7,420.00                             7,420.00
Resort Marketing
International, Inc.     5,008.50                               5,008.50                             5,008.50
Resort Marketing
International, Inc.    18,951.00                              18,951.00                            18,951.00
Resort Marketing
International, Inc.    36,000.00                              36,000.00                            36,000.00
Resort Marketing
International, Inc.    13,476.45                              13,476.45                            13,476.45
Resort Marketing
International, Inc.     4,346.32                               4,346.32                             4,346.32
Resort Marketing
International, Inc.     2,140.00                               2,140.00                             2,140.00
Resort Marketing
International, Inc.     2,893.90                               2,893.90                             2,893.90
Resort Marketing
International, Inc.     6,420.00                               6,420.00                             6,420.00
Resort Marketing
International, Inc.     2,209.97                               2,209.97    ck     7/5/00            2,209.97
Resort Marketing
International, Inc.     6,420.00                               6,420.00                             6,420.00

                      107,786.14                             107,786.14                           107,786.14

Resort Marketing
International, Inc.     3,653.46                               3,653.46                             3,653.46
Resort Marketing
International, Inc.       261.82                                 261.82    ck     7/5/00              261.82
Resort Marketing
International, Inc.       331.89                                 331.89    ck     7/5/00              331.89
Resort Marketing
International, Inc.     1,435.57                               1,435.57    ck     7/5/00            1,435.57

                        5,682.74                               5,682.74                             5,682.74

Resort Marketing
International, Inc.        19.63                                  19.63                                19.63
Resort Marketing
International, Inc.       462.85                                 462.85                               462.85
                                                                                                        0.00
                          482.48         -            -          482.48                               482.48

Resort Marketing
International, Inc.       315.24                                 315.24                               315.24
Resort Marketing
International, Inc.     1,814.62                               1,814.62                             1,814.62
Resort Marketing
International, Inc.     3,573.98                               3,573.98                             3,573.98

Legal                  Date                                  Payable
Entity                 Received     Invoice Payable to        From              Description of Invoice / Service          Commission
------------------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.     7/25/00  Compupay                   RMI Orlando      Payroll
Resort Marketing
International, Inc.     7/25/00  Cable & Wireless           RMI Orlando      Fax
Resort Marketing
International, Inc.     7/25/00  Culligan                   RMI Orlando      Water
Resort Marketing
International, Inc.     7/25/00  Postmaster                 RMI Orlando      Postage
Resort Marketing
International, Inc.      7/5/00  Ikon Office                RMI Orlando      Copies
Resort Marketing
International, Inc.      7/5/00  Postmaster                 RMI Orlando      Express Mail


                                                                                          Sub-Total for Office Supplies         -

Resort Marketing
International, Inc.     7/12/00  All Cellular Paging        RMI Orlando      paging
Resort Marketing
International, Inc.     7/25/00  Bell South                 RMI Orlando      Phone
Resort Marketing
International, Inc.     7/25/00  Sprint                     RMI Orlando      Phone
Resort Marketing
International, Inc.      7/5/00  Nextel                     RMI Orlando      phones
Resort Marketing
International, Inc.              Sprint                     RMI Orlando
Resort Marketing
International, Inc.              Sprint                     RMI Orlando

                                                                                                Sub Total for Telephone         -

Resort Marketing
International, Inc.     7/12/00  Beech Outdoor Advertising  RMI Orlando      US192 @ Vista Del Lago
Resort Marketing
International, Inc.     7/12/00  Crab House                 RMI Orlando      Certificates
Resort Marketing
International, Inc.     7/12/00  Medieval Times             RMI Orlando      Certificates
Resort Marketing
International, Inc.     7/12/00  Doug Newell                RMI Orlando      Newspapers
Resort Marketing
International, Inc.     7/12/00  Science Center             RMI Orlando      Vouchers
Resort Marketing
International, Inc.     7/12/00  Overnite Convention Photo  RMI Orlando      Photos
Resort Marketing
International, Inc.     7/12/00  Sea World                  RMI Orlando      Vouchers
Resort Marketing
International, Inc.     7/12/00  Disney World               RMI Orlando      Tickets
Resort Marketing
International, Inc.     7/25/00  Arabian Nights             RMI Orlando      Tickets
Resort Marketing
International, Inc.     7/25/00  Country Store              RMI Orlando      Sign Pole Rent
Resort Marketing
International, Inc.     7/25/00  Delaware North             RMI Orlando      Vouchers
Resort Marketing
International, Inc.     7/25/00  Guest Distributing         RMI Orlando      Supplies
Resort Marketing
International, Inc.     7/25/00  FPIS                       RMI Orlando      Printing
Resort Marketing
International, Inc.     7/25/00  Orlando Entertains         RMI Orlando      Vouchers
Resort Marketing


Legal                                   Pre-     Post - Petition            check    Check/wire   Total
Entity                Other          Petition  1st Day Order Subsequent      wire       Date
------------------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.      854.26                                    854.26                            854.26
Resort Marketing
International, Inc.        1.11                                      1.11                              1.11
Resort Marketing
International, Inc.       80.82                                     80.82                             80.82
Resort Marketing
International, Inc.      161.70                                    161.70                            161.70
Resort Marketing
International, Inc.      155.63                                    155.63  ck          7/5/00        155.63
Resort Marketing
International, Inc.      129.25                                    129.25  ck          7/5/00        129.25


                       7,086.61          -            -          7,086.61                          7,086.61

Resort Marketing
International, Inc.       64.32                                     64.32                             64.32
Resort Marketing
International, Inc.    1,747.07                                  1,747.07                          1,747.07
Resort Marketing
International, Inc.      412.56                                    412.56                            412.56
Resort Marketing
International, Inc.    5,720.92                                  5,720.92  ck          7/5/00      5,720.92
Resort Marketing
International, Inc.    1,121.50                                  1,121.50                          1,121.50
Resort Marketing
International, Inc.      309.89                                    309.89                            309.89
                                                                     0.00                              0.00
                       9,376.26          -            -          9,376.26                          9,376.26

Resort Marketing
International, Inc.      700.00                                    700.00                            700.00
Resort Marketing
International, Inc.    2,047.43                                  2,047.43                          2,047.43
Resort Marketing
International, Inc.   12,037.50                                 12,037.50                         12,037.50
Resort Marketing
International, Inc.       84.55                                     84.55                             84.55
Resort Marketing
International, Inc.       19.20                                     19.20                             19.20
Resort Marketing
International, Inc.      156.24                                    156.24                            156.24
Resort Marketing
International, Inc.       78.02                                     78.02                             78.02
Resort Marketing
International, Inc.   96,747.95                                 96,747.95                         96,747.95
Resort Marketing
International, Inc.   10,530.00                                 10,530.00                         10,530.00
Resort Marketing
International, Inc.      200.00                                    200.00                            200.00
Resort Marketing
International, Inc.       64.50                                     64.50                             64.50
Resort Marketing
International, Inc.      201.56                                    201.56                            201.56
Resort Marketing
International, Inc.      508.80                                    508.80                            508.80
Resort Marketing
International, Inc.       67.00                                     67.00                             67.00
Resort Marketing

Legal                Date                                  Payable
Entity               Received    Invoice Payable to          From       Description of Invoice/Service  Commission       Other
------------------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.   7/25/00  Orlando Science Center     RMI Orlando  Vouchers                                           48.00
Resort Marketing
International, Inc.   7/25/00  Overnight Convention       RMI Orlando  Photos                                            405.93
Resort Marketing
International, Inc.   7/25/00  Pirates Dinner             RMI Orlando  Vouchers                                          459.85
Resort Marketing
International, Inc.   7/25/00  Sleuths Mystery            RMI Orlando  Vouchers                                          826.80
Resort Marketing
International, Inc.   7/25/00  Titanic                    RMI Orlando  Vouchers                                          930.95
Resort Marketing
International, Inc.   7/25/00  Universal Maps             RMI Orlando  Maps                                              125.56
Resort Marketing
International, Inc.   7/25/00  Wonderworks                RMI Orlando  Vouchers                                          151.32
Resort Marketing
International, Inc.   7/25/00  Speedimpex                 RMI Orlando  Magazine                                          140.40
Resort Marketing
International, Inc.    7/5/00  Eller Media                RMI Orlando  Advertising                                       910.00
Resort Marketing
International, Inc.    7/5/00  Orlando Entertains         RMI Orlando  Vouchers                                        1,398.50
Resort Marketing
International, Inc.    7/5/00  Busch Gardens              RMI Orlando  Tickets                                         4,529.60
Resort Marketing
International, Inc.    7/5/00  Pirates Dinner Adventure   RMI Orlando  Vouchers                                        1,193.59
Resort Marketing
International, Inc.    7/5/00  Seaworld                   RMI Orlando  Vouchers                                       19,970.00
Resort Marketing
International, Inc.    7/5/00  Universal                  RMI Orlando  Vouchers                                      226,945.61
Resort Marketing
International, Inc.    7/5/00  Disney                     RMI Orlando  Vouchers                                      333,378.64
Resort Marketing
International, Inc.    7/5/00  Wet & Wild                 RMI Orlando  Vouchers                                        7,031.45
Resort Marketing
International, Inc.            Gatorland Inc.             RMI Orlando  Tickets                                            26.30
Resort Marketing
International, Inc.            Pirates Dinner             RMI Orlando  Tickets                                         1,013.89
Resort Marketing
International, Inc.            Ripleys Believe It Or Not  RMI Orlando  Tickets                                            92.72
Resort Marketing
International, Inc.            Sea World                  RMI Orlando  Tickets                                        39,015.00
Resort Marketing
International, Inc.            Sleuths Mystery            RMI Orlando  Tickets                                           798.18
Resort Marketing
International, Inc.            Universal Studios          RMI Orlando  Tickets                                        93,877.00
Resort Marketing
International, Inc.            Walt Disney World          RMI Orlando  Tickets                                       183,012.58
Resort Marketing
International, Inc.            Church Street Inc.         RMI Orlando  Tickets                                           477.00
Resort Marketing
International, Inc.            Gatorland Inc.             RMI Orlando  Tickets                                           933.00
Resort Marketing
International, Inc.            Sea World                  RMI Orlando  Tickets                                        18,742.00
Resort Marketing
International, Inc.            Universal Studios          RMI Orlando  Tickets                                        52,565.00
Resort Marketing
International, Inc.            Walt Disney World          RMI Orlando  Tickets                                        74,563.75
Resort Marketing
International, Inc.            Wet & Wild                 RMI Orlando  Tickets                                         2,455.00
                                                                                                                           0.00

Legal                        Pre-               Post-Petition      check  check/wire
Entity                     Petition   1/st/ Day Order Subsequent    wire     Date      Total
-----------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.                                        48.00                          48.00
Resort Marketing
International, Inc.                                       405.93                         405.93
Resort Marketing
International, Inc.                                       459.85                         459.85
Resort Marketing
International, Inc.                                       826.80                         826.80
Resort Marketing
International, Inc.                                       930.95                         930.95
Resort Marketing
International, Inc.                                       125.56                         125.56
Resort Marketing
International, Inc.                                       151.32                         151.32
Resort Marketing
International, Inc.                                       140.40                         140.40
Resort Marketing
International, Inc.                                       910.00   ck      7/5/00        910.00
Resort Marketing
International, Inc.                                     1,398.50   ck      7/5/00      1,398.50
Resort Marketing
International, Inc.                                     4,529.60   ck      7/5/00      4,529.60
Resort Marketing
International, Inc.                                     1,193.59   ck      7/5/00      1,193.59
Resort Marketing
International, Inc.                                    19,970.00   ck      7/5/00     19,970.00
Resort Marketing
International, Inc.                                   226,945.61   ck      7/5/00    226,945.61
Resort Marketing
International, Inc.                                   333,378.64   ck      7/5/00    333,378.64
Resort Marketing
International, Inc.                                     7,031.45   ck      7/5/00      7,031.45
Resort Marketing
International, Inc.                                        26.30                          26.30
Resort Marketing
International, Inc.                                     1,013.89                       1,013.89
Resort Marketing
International, Inc.                                        92.72                          92.72
Resort Marketing
International, Inc.                                    39,015.00                      39,015.00
Resort Marketing
International, Inc.                                       798.18                         798.18
Resort Marketing
International, Inc.                                    93,877.00                      93,877.00
Resort Marketing
International, Inc.                                   183,012.58                     183,012.58
Resort Marketing
International, Inc.                                       477.00          7/31/00        477.00
Resort Marketing
International, Inc.                                       933.00          7/31/00        933.00
Resort Marketing
International, Inc.                                    18,742.00          7/31/00     18,742.00
Resort Marketing
International, Inc.                                    52,565.00          7/31/00     52,565.00
Resort Marketing
International, Inc.                                    74,563.75          7/31/00     74,563.75
Resort Marketing
International, Inc.                                     2,455.00          7/31/00      2,455.00
                                                            0.00                           0.00

Legal                  Date                             Payable
Entity                 Received   Invoice Payable to      From            Description of Invoice / Service         Commission
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Sub-Total for Marketing, Selling, Advertising            -
Resort Marketing
International, Inc.    7/12/00  Ken Majors            RMI Orlando  Expense Reports
Resort Marketing
International, Inc.    7/12/00  John Turner           RMI Orlando  Expense Reports
Resort Marketing
International, Inc.    7/25/00  Lorraine Comito       RMI Orlando  Expense Report
Resort Marketing
International, Inc.    7/25/00  Various               RMI Orlando  Expense Report
Resort Marketing
International, Inc.     7/5/00  Lorraine Comito       RMI Orlando  Expense report
Resort Marketing
International, Inc.     7/5/00  Jim Gnerlich          RMI Orlando  Expense report
Resort Marketing
International, Inc.     7/5/00  Gorgia Hunt           RMI Orlando  Expense report
Resort Marketing
International, Inc.     7/5/00  Eusebio Laracuente    RMI Orlando  Expense report
Resort Marketing
International, Inc.     7/5/00  Stefano Mitacchione   RMI Orlando  Expense report
Resort Marketing
International, Inc.             Robert C Copper       RMI Orlando  Expense Reimbursements
Resort Marketing
International, Inc.             Daynese Ford          RMI Orlando  Expense Reimbursements
Resort Marketing
International, Inc.             Georgia Hunt          RMI Orlando  Expense Reimbursements
Resort Marketing
International, Inc.             Lisa Secor            RMI Orlando  Expense Reimbursements
Resort Marketing
International, Inc.             Letisha Sneed         RMI Orlando  Expense Reimbursements

                                                                   Sub-Total for Expense Reports                           -

Resort Marketing
International, Inc.    7/12/00  Greenscape Mowing     RMI Orlando  Mowing
Resort Marketing
International, Inc.    7/25/00  Armstrong Lock        RMI Orlando  Safe repair
Resort Marketing
International, Inc.    7/25/00  Del Air               RMI Orlando  Repair
Resort Marketing
International, Inc.    7/25/00  S Mitaccione          RMI Orlando  Odd jobs
Resort Marketing
International, Inc.    7/25/00  Terminix              RMI Orlando  Service

                                                                   Sub-Total for Repairs & Maintenance                     -

Resort Marketing
International, Inc.     7/5/00  Action Air            RMI Orlando  Clean filters
Resort Marketing
International, Inc.     7/5/00  Massey Services       RMI Orlando  Pest Control
Resort Marketing
International, Inc.     7/5/00  Waste Magmt                  RMI Orlando   Trash

                                                                   Sub-Total for Repairs & Maintenance                     -

Resort Marketing
International, Inc.     7/5/00  Action                       RMI Orlando   Courier
Resort Marketing
International, Inc.     7/5/00  Doug Newell                  RMI Orlando   IVB Newspaper


Legal                                    Pre-             Post - Petition        check   Check/wire
Entity                     Other       Petition   1/st/ Day Order  Subsequent    wire    Date           Total
----------------------------------------------------------------------------------------------------------------
                       1,189,460.37         -               -      1,189,460.37                   1,189,460.37
Resort Marketing
International, Inc.          457.09                                      457.09                         457.09
Resort Marketing
International, Inc.          339.60                                      339.60                         339.60
Resort Marketing
International, Inc.          205.48                                      205.48                         205.48
Resort Marketing
International, Inc.          468.96                                      468.96                         468.96
Resort Marketing
International, Inc.          546.55                                      546.55  ck      7/5/00         546.55
Resort Marketing
International, Inc.           96.00                    96.00                     ck      7/5/00          96.00
Resort Marketing
International, Inc.          721.09                                      721.09  ck      7/5/00         721.09
Resort Marketing
International, Inc.          282.00                                      282.00  ck      7/5/00         282.00
Resort Marketing
International, Inc.          187.93                                      187.93  ck      7/5/00         187.93
Resort Marketing
International, Inc.          207.00                                      207.00  ck                     207.00
Resort Marketing
International, Inc.           68.00                                       68.00  ck                      68.00
Resort Marketing
International, Inc.          222.60                                      222.60  ck                     222.60
Resort Marketing
International, Inc.          660.80                                      660.80  ck                     660.80
Resort Marketing
International, Inc.           34.00                                       34.00  ck                      34.00
                                                                                                          0.00
                           4,497.10        -           96.00           4,401.10                       4,497.10

Resort Marketing
International, Inc.           50.00                                       50.00                          50.00
Resort Marketing
International, Inc.          255.00                                      255.00                         255.00
Resort Marketing
International, Inc.           79.00                                       79.00                          79.00
Resort Marketing
International, Inc.          344.24                                      344.24                         344.24
Resort Marketing
International, Inc.           63.60                                       63.60                          63.60
                                                                                                          0.00
                             791.84        -               -             791.84                         791.84

Resort Marketing
International, Inc.           45.00                                       45.00  ck      7/5/00          45.00
Resort Marketing
International, Inc.           42.80                                       42.80  ck      7/5/00          42.80
Resort Marketing
International, Inc.           58.85                                       58.85  ck      7/5/00          58.85
                                                                                                          0.00
                             146.65        -               -             146.65                         146.65

Resort Marketing
International, Inc.        1,051.93                                    1,051.93  ck      7/5/00       1,051.93
Resort Marketing
International, Inc.           33.56                                       33.56  ck      7/5/00          33.56

Legal                   Date                                     Payable
Entity                Received          Invoice Payable to        From               Description of Invoice/Service    Commission
------------------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.         7/5/00  Overnight Convention Photo  RMI Orlando      Photo EVR & Cyp
Resort Marketing
International, Inc.         7/5/00  Speedimpex                  RMI Orlando      Newspaper
Resort Marketing
International, Inc.                 Action                      RMI Orlando
Resort Marketing
International, Inc.                 IOS Capital                 RMI Orlando
Resort Marketing
International, Inc.                 Massey Services Inc         RMI Orlando
Resort Marketing
International, Inc.                 Speedimpex                  RMI Orlando
Resort Marketing
International, Inc.                 Wonderworks                 RMI Orlando
Resort Marketing
International, Inc.        7/11/00  Fox Fiber Optice            RMI Orlando

                                                                                    Sub-Total for Miscellaneous             -

Resort Marketing
International, Inc.                 Various                     RMI Orlando      July Payroll

                                                                                          Sub-Total for Payroll             -

                                                                                 Total Outflows for RMI Orlando

Resort Marketing
International, Inc.        7/26/00  Newport National            RMI Carlsbad     rent
Resort Marketing
International, Inc.         7/7/00  Newport National            RMI Carlsbad     rent

                                                                                    Sub-Total for Property Rent             -

Resort Marketing
International, Inc.        7/13/00  Larry Miller                RMI Carlsbad     Expense Report
Resort Marketing
International, Inc.        7/13/00  Thomas Skraby               RMI Carlsbad     Expense Report
Resort Marketing
International, Inc.        7/19/00  Colleen Flanders            RMI Carlsbad     Expense reimbursement
Resort Marketing
International, Inc.        7/25/00  Various                     RMI Carlsbad     Expense Report

                                                                                  Sub-Total for Expense Reports             -

Resort Marketing
International, Inc.                 Various                     RMI Carlsbad     July Payroll

                                                                                          Sub-Total for Payroll             -

                                                                                Total Outflows for RMI Carlsbad

Resort Marketing
International, Inc.         7/6/00  Horry telephone             RMI Myrtle Beach phone
Resort Marketing
International, Inc.        7/13/00  GTE South                   RMI Myrtle Beach phone
Resort Marketing
International, Inc.        7/13/00  Horry Telephone Co          RMI Myrtle Beach phone

                                                                                  Sub Total for Telephone - RMI
                                                                                  Myrtle Beach


Legal                                  Pre-            Post - Petition          check     Check/wire
Entity                  Other        Petition     1st Day Order  Subsequent     wire         Date       Total
-----------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.      478.80                                     478.80  ck                7/5/00       478.80
Resort Marketing
International, Inc.      132.80                                     132.80  ck                7/5/00       132.80
Resort Marketing
International, Inc.    1,868.61                                   1,868.61                               1,868.61
Resort Marketing
International, Inc.    1,089.18                                   1,089.18                               1,089.18
Resort Marketing
International, Inc.       31.80                                      31.80                                  31.80
Resort Marketing
International, Inc.      230.00                                     230.00                                 230.00
Resort Marketing
International, Inc.       81.52                                      81.52                                  81.52
Resort Marketing
International, Inc.      238.04                                     238.04                                 238.04
                                                                                                             0.00
                       5,236.24         -                -        5,236.24                               5,236.24

Resort Marketing
International, Inc.  204,000.00                                 204,000.00                             204,000.00
                                                                                                             0.00
                     204,000.00         -                -      204,000.00                             204,000.00
                                                                                                     ------------
                                                                                                     1,536,077.09
                                                                                                     ============
Resort Marketing
International, Inc.   23,355.99                                  23,355.99                              23,355.99
Resort Marketing
International, Inc.   23,355.99                                  23,355.99                              23,355.99
                                                                                                             0.00
                      46,711.98                                  46,711.98                              46,711.98

Resort Marketing
International, Inc.      297.97                                     297.97                                 297.97
Resort Marketing
International, Inc.    1,446.24                                   1,446.24                               1,446.24
Resort Marketing
International, Inc.      112.87                                     112.87                                 112.87
Resort Marketing
International, Inc.    1,402.53                                   1,402.53                               1,402.53
                                                                                                             0.00
                       3,259.61         -                -        3,259.61                               3,259.61

Resort Marketing
International, Inc.   46,100.00                                  46,100.00                              46,100.00
                                                                                                             0.00
                      46,100.00         -                -       46,100.00                              46,100.00
                                                                                                     ------------
                                                                                                        96,071.59
                                                                                                     ============
                         443.68                                     443.68                                 443.68
Resort Marketing
International, Inc.      179.84                                     179.84                                 179.84
Resort Marketing
International, Inc.      478.29                                     478.29                                 478.29
Resort Marketing                                                      0.00                                   0.00
International, Inc.    1,101.81         -                -        1,101.81                               1,101.81

Legal                   Date                                             Payable
Entity                Received            Invoice Payable to               From               Description of Invoice/Service
----------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.         7/6/00   American Speedy Printing        RMI Myrtle Beach    printing
Resort Marketing
International, Inc.         7/6/00   Digital Resources               RMI Myrtle Beach    Monthly copier maintenance
Resort Marketing
International, Inc.         7/6/00   Federal Express                 RMI Myrtle Beach    Shipping
Resort Marketing
International, Inc.        7/13/00   Federal Express                 RMI Myrtle Beach    Shipping
Resort Marketing
International, Inc.        7/13/00   Herald Office Systems           RMI Myrtle Beach    Office Supply
Resort Marketing
International, Inc.        7/13/00   Time Warner                     RMI Myrtle Beach    Cable

                                                                            Sub-Total for Office Supplies - RMI Myrtle Beach

Resort Marketing
International, Inc.         7/6/00   WW Travel center                RMI Myrtle Beach
Resort Marketing
International, Inc.        7/13/00   Comfort Inn                     RMI Myrtle Beach    Room Stays
Resort Marketing
International, Inc.        7/13/00   Days Inn                        RMI Myrtle Beach    Room Stays
Resort Marketing
International, Inc.        7/13/00   Dixie Stampede                  RMI Myrtle Beach    Tickets
Resort Marketing
International, Inc.        7/13/00   Holiday Inn                     RMI Myrtle Beach    Room Stays
Resort Marketing
International, Inc.        7/13/00   Legends in Concert              RMI Myrtle Beach    Tickets
Resort Marketing
International, Inc.        7/13/00   Medieval times                  RMI Myrtle Beach    Tickets
Resort Marketing
International, Inc.        7/13/00   Old World Restaurant            RMI Myrtle Beach    Tickets
Resort Marketing
International, Inc.        7/13/00   Hampton Inn                     RMI Myrtle Beach    Room Stays
Resort Marketing
International, Inc.        7/13/00   WW Travel center                RMI Myrtle Beach    Tours

                                                            Sub-Total for Marketing, Selling, Advertising - RMI Myrtle Beach

Resort Marketing
International, Inc.         7/6/00   Various                   RMI Myrtle Beach    Commissions

                                                                                    Sub-Total for Contract Labor/Commissions

Resort Marketing
International, Inc.        7/13/00   Wayne Jackson             RMI Myrtle Beach    Expense Reports

                                                                                               Sub-Total for Expense Reports

Resort Marketing
International, Inc.        7/13/00  Dandelion LTD           RMI Myrtle Beach  Maintenance

                                                                                         Sub-Total for Repairs & Maintenance

Resort Marketing
International, Inc.        7/13/00  Gerald Osborne          RMI Myrtle Beach  Close out pay
Resort Marketing
International, Inc.        7/13/00  Palmetto Marketing      RMI Myrtle Beach  June 2000 charge for escrow

                                                                                                 Sub-Total for Miscellaneous


Legal                                                 Pre-          Post - Petition            check Check/wire
Entity                Commission        Other       Petition  1st Day Order  Subsequent        wire     Date    Total
-----------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.                         5.20                                          5.20                         5.20
Resort Marketing
International, Inc.                        78.75                                         78.75                        78.75
Resort Marketing
International, Inc.                       250.07                                        250.07                       250.07
Resort Marketing
International, Inc.                        53.68                                         53.68                        53.68
Resort Marketing
International, Inc.                       109.69                                        109.69                       109.69
Resort Marketing
International, Inc.                         5.00                                          5.00                         5.00
                                            0.00                                          0.00                         0.00
                            -             502.39      -                 -               502.39                       502.39

                                           80.00                                         80.00                        80.00

Resort Marketing
International, Inc.                     1,822.61                                      1,822.61                     1,822.61
Resort Marketing
International, Inc.                       390.25                                        390.25                       390.25
Resort Marketing
International, Inc.                       623.20                                        623.20                       623.20
Resort Marketing
International, Inc.                     2,420.00                                      2,420.00                     2,420.00
Resort Marketing
International, Inc.                     1,337.00                                      1,337.00                     1,337.00
Resort Marketing
International, Inc.                     1,821.24                                      1,821.24                     1,821.24
Resort Marketing
International, Inc.                       525.00                                        525.00                       525.00
Resort Marketing
International, Inc.                     4,953.30                                      4,953.30                     4,953.30
Resort Marketing
International, Inc.                        80.00                                         80.00                        80.00
                                            0.00                                          0.00                         0.00
                            -          14,052.60     -                  -            14,052.60                    14,052.60


Resort Marketing
International, Inc.   14,727.60                                                      14,727.60                    14,727.60
                                                                                                                       0.00
                      14,727.60                                                      14,727.60                    14,727.60
                                            0.00     -                  -                 0.00
Resort Marketing
International, Inc.                       166.95                                        166.95                       166.95
                                                                                                                       0.00
                            -             166.95     -                  -               166.95                       166.95
Resort Marketing
International, Inc.                        89.50                                         89.50                        89.50
                                                                                                                       0.00
                            -              89.50     -                  -                89.50                        89.50
Resort Marketing
International, Inc.                       500.00                                        500.00                       500.00

Resort Marketing
International, Inc.                     1,140.78                                      1,140.78                     1,140.78
                                                                                                                       0.00
                            -           1,640.78     -                  -             1,640.78                     1,640.78




Legal                 Date                                  Payable
Entity              Received   Invoice Payable to            From                   Description of Invoice / Service     Commission
-----------------------------------------------------------------------------------------------------------------------------------
Resort Marketing
International, Inc.                Various                 RMI Myrtle Beach  July Payroll

                                                                                               Sub-Total for Payroll         -

                                                                                 Total Outflows for RMI Myrtle Beach

Resort Marketing
International, Inc.   7/18/00      Sprint                  RMI National      phone

                                                                              Sub Total for Telephone - RMI National         -

Resort Marketing
International Inc.    7/11/00      Crystal Springs Water   RMI National      water
Resort Marketing
International, Inc.                Postmaster              RMI National      postage

                                                                                       Sub-Total for Office Supplies          -
Resort Marketing
International, Inc.   7/18/00      Water Mania             RMI National      vouchers
Resort Marketing
International, Inc.                Sheraton World Resorts  RMI National
Resort Marketing
International, Inc.                Accountemps             RMI National
                                                                                         Sub-Total for Miscellaneous         -
Resort Marketing
International, Inc.                Various                 RMI National      July Payroll

                                                                                               Sub-Total for Payroll

                                                                                     Total Outflows for RMI National         -

Legal                                     Pre-            Post-Petition            check        Check/wire
Entity                        Other     Petition    1st Day Order    Subsequent     wire           Date            Total
-----------------------------------------------------------------------------------------------------------------------------
Resort Marketing           14,827.00                                 14,827.00                                     14,827.00
International, Inc.                                                                                                     0.00
                           14,827.00       -                 -       14,827.00                                     14,827.00

                                                                                                               -------------

                                                                                                                   47,108.63
Resort Marketing                                                                                               =============
International, Inc.
                               80.77                                     80.77                                         80.77
                                                                          0.00                                          0.00
                               80.77       -                 -           80.77                                         80.77
Resort Marketing
International Inc.              9.54                                      9.54                                          9.54
Resort Marketing
International, Inc.           400.00                                    400.00                    7/18/00             400.00
                                0.00                                      0.00                                          0.00
                              409.54       -                 -          409.54                                        409.54
Resort Marketing
International, Inc.           769.75                                    769.75       ck           7/18/00             769.75
Resort Marketing
International, Inc.           183.00                                    183.00                     7/6/00             183.00
Resort Marketing
International, Inc.         1,172.59                                  1,172.59                    7/18/00           1,172.59
                                0.00                                      0.00                                          0.00
Resort Marketing                0.00                                      0.00                                          0.00
International, Inc.         2,125.34       -                 -        2,125.34                                      2,125.34

                           67,000.00                                 67,000.00                                     67,000.00
                                                                                                                        0.00
                           67,000.00       -                 -       67,000.00                                     67,000.00

                                                                                                                   69,615.65
                                                                                                               =============

                           Total Outflows for Resort Marketing International, Inc.                              1,701,764.33
                                    00-5-6961-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                                    Ridge Point
                                                                        Limited
Legal entity                                                        Partnership
Bankruptcy filing number                                           00-5-6962-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                           $    (31,700)
Interest income                                                               -
Other income (loss)                                                           -
                                                                   ------------
   Total revenues                                                       (31,700)
                                                                   ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                         (9,562)
Advertising, sales and marketing                                         24,022
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General & administrative                                                  6,139
Depreciation & amortization                                                   -
                                                                   ------------
Total costs & operating expenses                                         20,599
                                                                   ------------

(Loss) income from operations                                           (52,299)

Interest expense                                                              -
Realized loss on available-for-sale securities                                -
Bankruptcy expenses                                                           -
                                                                   ------------
Loss before provision for taxes                                         (52,299)

Provision for income taxes                                                    -
                                                                   ------------
Net (loss) income                                                  $    (52,299)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgage receivables, net                                              -
Retained interests                                                     -
Intercompany receivable                                         (975,210)
Due from related parties                                               -
Other receivables, net                                           307,361
Prepaid expenses and other assets                                      -
Investment in joint ventures                                    (130,047)
Real estate and development costs                              1,925,422
Property and equipment, net                                            -
Intangible assets                                                      -
                                                            ------------

Total assets                                                $  1,127,526
                                                            ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $          -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    4
Notes payable not subject to compromise                                -
Deferred taxes                                                         -
                                                            ------------
Total liabilities                                                      4
                                                            ------------

Stockholders' equity                                           1,127,522

Total liabilities and equity                                $  1,127,526
                                                            ------------

                                                                 Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                         Ridge Point
                                                             Limited
Legal entity                                             Partnership
Bankruptcy filing number                                00-5-6962-JS
                                                        ------------
Inflows:
--------
Deposit/Collection
------------------
Resort Deposits:                                        $          -
   Subtotal-Deposit/Collection Inflows                             -

Other
-----
Asset Sales                                                        -
                                                        ------------
   Total Cash Inflows                                              -

Outflows:                                                          -
---------                                               ------------

   Total Cash Inflows                                   $          -

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000


Legal entity                                                       RKG, Inc.
Bankruptcy filing number                                        00-5-6964-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
   Total revenues                                                          -
                                                                ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General & administrative                                                   -
Depreciation & amortization                                                -
                                                                ------------
Total costs & operating expenses                                           -
                                                                ------------

(Loss) income from operations                                              -

Interest expense                                                           -
Realized loss on available-for-sale securities                             -
Bankruptcy expenses                                                        -
                                                                ------------
Loss before provision for taxes                                            -

Provision for income taxes                                                 -
                                                                ------------
Net (loss) income                                               $          -
                                                                ============

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000


Legal entity                                                       RKG, Inc.
Bankruptcy filing number                                        00-5-6964-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $          3
Cash in escrow and restricted cash                                         -
Mortgage receivables, net                                         (3,869,830)
Retained interests                                                         -
Intercompany receivable                                            3,018,416
Due from related parties                                                   -
Other receivables, net                                             3,899,830
Prepaid expenses and other assets                                          -
Investment in joint ventures                                       4,304,952
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets                                                          -
                                                                ------------

Total assets                                                    $  7,353,371
                                                                ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          $    281,469
Notes payable subject to compromise                                   20,000
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred taxes                                                             -
                                                                ------------
Total liabilities                                                    301,469
                                                                ------------

Stockholders' equity                                               7,051,902

Total liabilities and equity                                    $  7,353,371
                                                                ============

                                                                  Form No. 8

United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000


Legal entity                                                       RKG, Inc.
Bankruptcy filing number                                        00-5-6964-JS
                                                                ------------

No Cash Flow for this entity.

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                                       Sunterra
                                                                      Financial
Legal entity                                                     Services, Inc.
Bankruptcy filing number                                           00-5-6965-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                           $          -
Interest income                                                       2,433,041
Other income (loss)                                                      73,441
                                                                   ------------
   Total revenues                                                     2,506,482
                                                                   ------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                              -
Advertising, sales and marketing                                            343
Provision for doubtful accounts                                       3,112,151
Loan portfolio expenses                                                 737,942
General & administrative                                               (197,666)
Depreciation & amortization                                              22,653
                                                                   ------------
Total costs & operating expenses                                      3,675,423
                                                                   ------------

(Loss) income from operations                                        (1,168,941)

Interest expense                                                      1,255,669
Realized loss on available-for-sale securities                          674,192
Bankruptcy expenses                                                           -
                                                                   ------------
Loss before provision for taxes                                      (3,098,802)

Provision for income taxes                                                    -
                                                                   ------------
Net (loss) income                                                  $ (3,098,802)
                                                                   ============

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                                       Sunterra
                                                                      Financial
Legal entity                                                     Services, Inc.
Bankruptcy filing number                                           00-5-6965-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                         $      19,174
Cash in escrow and restricted cash                                    5,565,886
Mortgage receivables, net                                           231,300,485
Retained interests                                                   28,450,184
Intercompany receivable                                            (235,399,538)
Due from related parties                                                (49,832)
Other receivables, net                                                9,070,393
Prepaid expenses and other assets                                       447,707
Investment in joint ventures                                                  -
Real estate and development costs                                             -
Property and equipment, net                                             816,249
Intangible assets                                                    10,464,712
                                                                  -------------
Total assets                                                      $  50,685,420
                                                                  =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            $   1,716,098
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                            1,472,078
Accrued liabilities                                                     350,962
Notes payable not subject to compromise                             104,698,982
Deferred taxes                                                                -
                                                                  -------------
Total liabilities                                                   108,238,120
                                                                  -------------

Stockholders' equity                                                (57,552,700)

Total liabilities and equity                                      $  50,685,420
                                                                  =============

                                                                     Form No. 8

United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                                       Sunterra
                                                                      Financial
Legal entity                                                     Services, Inc.
Bankruptcy filing number                                           00-5-6965-JS
                                                                   ------------
Inflows:
--------
Deposit/Collection
------------------
Sunterra Finance Servicing Fee Income                              $     97,228
Employee Payroll Deduction Reimbursement                                 10,457
                                                                   ------------
   Subtotal-Deposit/Collection Inflows                                  107,685

Other
-----
Asset Sales                                                                   -
                                                                   ------------
   Total Cash Inflows                                                   107,685

Outflows:
---------
Operating-Sunterra Finance                                              512,353
Payroll-Sunterra Finance                                                158,804
                                                                   ------------
   Total Cash Inflows                                              $    671,157

Legal                          Date                            Payable
Entity                       Received    Invoice Payable to     From     Description of Invoice / Service     Commission
-------------------------------------------------------------------------------------------------------------------------
Sunterra Financial                     Nevada Dept of Taxation  SFS
Services, Inc.
                                                                           Total for Governmental Fees & Taxes         -

Sunterra Financial                     Canyon Lake Apt.         SFS      July rent
Services, Inc.
Sunterra Financial                     Hughs Property           SFS      July rent
Services, Inc.
Sunterra Financial            7/25/00  Canyon Lake              SFS      Rent
Services, Inc.
Sunterra Financial            7/25/00  Howard Hughes Property   SFS      Rent
Services, Inc.

                                                                           Sub-Total for Property Rent                 -

Sunterra Financial             7/5/00  Copelco Capital          SFS      Copier lease
Services, Inc.
Sunterra Financial             7/5/00  Pitney Bowes             SFS      Postage Machine
Services, Inc.
Sunterra Financial            7/12/00  Globe Furniture Rental   SFS      Furniture
Services, Inc.
Sunterra Financial            7/12/00  IOS                      SFS      Copier Leases
Services, Inc.
Sunterra Financial            7/25/00  Pitney Bowes             SFS      Mail machine
Services, Inc.
                                                                           Total Equipment Leases

Sunterra Financial             7/5/00  Nevada Power             SFS      Elec
Services, Inc.
Sunterra Financial                     Sprint                   SFS
Services, Inc.
Sunterra Financial                     Sprint                   SFS
Services, Inc.

                                                                           Sub-Total for Utilities                     -

Sunterra Financial             7/5/00  Sprint                   SFS      phone
Services, Inc.
Sunterra Financial             7/5/00  Sprint                   SFS      phone
Services, Inc.
Sunterra Financial            7/12/00  Sprint                   SFS      phone
Services, Inc.

                                                                           Sub Total for Telephone                     -

Sunterra Financial             7/3/00  Advance Marketing Corp.  SFS      Misc office supplies
Services, Inc.
Sunterra Financial             7/5/00  FedEx                    SFS      Shipping
Services, Inc.
Sunterra Financial             7/5/00  Desert Copy              SFS      Metered copies
Services, Inc.
Sunterra Financial             7/5/00  Ikon Office              SFS      Office supplies & metered copies
Services, Inc.
Sunterra Financial            7/12/00  Office Max               SFS      office supplies
Services, Inc.
Sunterra Financial            7/12/00  R & S Printing           SFS      Printing
Services, Inc.
Sunterra Financial            7/12/00  Shred It                 SFS      paper shredding
Services, Inc.
Sunterra Financial            7/12/00  UPS                      SFS      Shipping
Services, Inc.
Sunterra Financial                     Desert Copy              SFS
Services, Inc.


Legal                                   Pre-               Post - Petition            check     Check/wire
Entity                    Other       Petition       1st Day Order   Subsequent       wire         Date       Total
-------------------------------------------------------------------------------------------------------------------
Sunterra Financial       2,928.50                                      2,928.50                               2,928.50
Services, Inc.
                         2,928.50            -                    -    2,928.50                               2,928.50

Sunterra Financial         820.76                                        820.76 ck               7/3/00         820.76
Services, Inc.
Sunterra Financial      24,294.20                                     24,294.20 ck               7/3/00      24,294.20
Services, Inc.
Sunterra Financial         800.00                                        800.00                                 800.00
Services, Inc.
Sunterra Financial      24,294.20                                     24,294.20                              24,294.20
Services, Inc.
                                                                                                                  0.00
                        50,209.16                                     50,209.16                              50,209.16

Sunterra Financial         371.56                                        371.56 ck               7/5/00         371.56
Services, Inc.
Sunterra Financial         451.18                                        451.18 ck               7/5/00         451.18
Services, Inc.
Sunterra Financial         178.15                                        178.15                                 178.15
Services, Inc.
Sunterra Financial         554.74                                        554.74                                 554.74
Services, Inc.
Sunterra Financial       1,295.70                                      1,295.70                               1,295.70
Services, Inc.
                         2,851.33                                      2,851.33                               2,851.33

Sunterra Financial           9.43                                          9.43 ck               7/5/00           9.43
Services, Inc.
Sunterra Financial      14,085.10                                     14,085.10                              14,085.10
Services, Inc.
Sunterra Financial         108.48                                        108.48                                 108.48
Services, Inc.
                                                                                                                  0.00
                        14,203.01            -                    -   14,203.01                              14,203.01

Sunterra Financial         192.50                                        192.50 ck               7/5/00         192.50
Services, Inc.
Sunterra Financial       3,261.70                                      3,261.70 ck               7/5/00       3,261.70
Services, Inc.
Sunterra Financial          14.71                                         14.71                                  14.71
Services, Inc.
                                                                           0.00                                   0.00
                         3,468.91            -                    -    3,468.91                               3,468.91

Sunterra Financial       1,200.00                                      1,200.00 ck               7/3/00       1,200.00
Services, Inc.
Sunterra Financial         908.30                                        908.30 ck               7/5/00         908.30
Services, Inc.
Sunterra Financial          52.26                                         52.26 ck               7/5/00          52.26
Services, Inc.
Sunterra Financial       1,055.57                                      1,055.57 ck               7/5/00       1,055.57
Services, Inc.
Sunterra Financial         786.54                                        786.54                                 786.54
Services, Inc.
Sunterra Financial         892.01                                        892.01                                 892.01
Services, Inc.
Sunterra Financial         148.75                                        148.75                                 148.75
Services, Inc.
Sunterra Financial         175.61                                        175.61                                 175.61
Services, Inc.
Sunterra Financial         463.09                                        463.09                                 463.09
Services, Inc.

Legal                          Date                                  Payable
Entity                       Received       Invoice Payable to        From        Description of Invoice / Service      Commission
-----------------------------------------------------------------------------------------------------------------------------------
Sunterra Financial                     Fedex                         SFS
Services, Inc.
Sunterra Financial                     Ikon Office Solutions         SFS
Services, Inc.
Sunterra Financial                     Las Vegas Internet            SFS
Services, Inc.
Sunterra Financial            7/25/00  McKesson Water                SFS      Water/Coffee
Services, Inc.
Sunterra Financial            7/25/00  Samantha Stephen              SFS      Spiff fund - July
Services, Inc.

                                                                                  Sub-Total for Office Supplies                  -

Sunterra Financial             7/5/00  United Parcel                 SFS      Postage
Services, Inc.

                                                                                   Sub-Total for Office Supplies                 -

Sunterra Financial             7/5/00  Siddhartha Som                SFS      Consulting
Services, Inc.

                                                                                Sub-Total for Contract Labor/Commissions         -

Sunterra Financial            7/12/00  Various                       SFS      Expense Reports
Services, Inc.
Sunterra Financial                     Keith Brown                   SFS      Expense Reimbursements
Services, Inc.
Sunterra Financial                     Carolyn Cuatiuco              SFS      Expense Reimbursements
Services, Inc.
Sunterra Financial                     Shannon Elms                  SFS      Expense Reimbursements
Services, Inc.
Sunterra Financial                     Lillina Luu                   SFS      Expense Reimbursements
Services, Inc.
Sunterra Financial                     Allen Peterson                SFS      Expense Reimbursements
Services, Inc.
Sunterra Financial                     Samantha Stephen              SFS      Expense Reimbursements
Services, Inc.
Sunterra Financial            7/25/00  Keith Brown                   SFS      Expense Report
Services, Inc.

                                                                                Sub-Total for Expense Reports                    -

Sunterra Financial             7/5/00  All Pro Heating & Air         SFS      Maintenance
Services, Inc.
Sunterra Financial             7/5/00  Phoenix Pest Control          SFS      Service
Services, Inc.

                                                                               Sub-Total for Repairs & Maintenance               -

Sunterra Financial             7/5/00  Chicago Title Service         SFS      Recording Fees
Services, Inc.
Sunterra Financial             7/5/00  Concord                       SFS      Security Deposit
Services, Inc.
Sunterra Financial             7/5/00  Alexander Hamilton Institute  SFS      Subscription
Services, Inc.
Sunterra Financial                     Mr Plant                      SFS
Services, Inc.
Sunterra Financial                     Phoenix Pest & Termite        SFS
Services, Inc.
Sunterra Financial                     Reserve Account               SFS
Services, Inc.
Sunterra Financial                     Sun City Services             SFS
Services, Inc.


Legal                                 Pre-          Post - Petition        check   Check/wire
Entity                    Other     Petition   1st Day Order   Subsequent  wire        Date           Total
---------------------------------------------------------------------------------------------------------------
Sunterra Financial          933.57                                 933.57                               933.57
Services, Inc.
Sunterra Financial        1,041.97                               1,041.97                             1,041.97
Services, Inc.
Sunterra Financial          239.40                                 239.40                               239.40
Services, Inc.
Sunterra Financial        1,200.00                               1,200.00                             1,200.00
Services, Inc.
Sunterra Financial        3,000.00                               3,000.00                             3,000.00
Services, Inc.
                              0.00                                   0.00                                 0.00
                         12,097.07         -                -   12,097.07                            12,097.07

Sunterra Financial          144.51                                 144.51  ck         7/5/00            144.51
Services, Inc.
                              0.00                                   0.00                                 0.00
                            144.51         -                -      144.51                               144.51

Sunterra Financial        3,000.00                               3,000.00  ck         7/5/00          3,000.00
Services, Inc.
                                                                                                          0.00
                          3,000.00         -                -    3,000.00                             3,000.00

Sunterra Financial        4,230.98                               4,230.98                             4,230.98
Services, Inc.
Sunterra Financial        2,892.71                               2,892.71  ck                         2,892.71
Services, Inc.
Sunterra Financial          999.00                                 999.00  ck                           999.00
Services, Inc.
Sunterra Financial        4,105.07                               4,105.07  ck                         4,105.07
Services, Inc.
Sunterra Financial        1,124.93                               1,124.93  ck                         1,124.93
Services, Inc.
Sunterra Financial          174.84                                 174.84  ck                           174.84
Services, Inc.
Sunterra Financial          356.05                                 356.05  ck                           356.05
Services, Inc.
Sunterra Financial          684.29                                 684.29                               684.29
Services, Inc.
                                                                                                          0.00
                         14,567.87         -                -   14,567.87                            14,567.87

Sunterra Financial          285.00                                 285.00  ck         7/5/00            285.00
Services, Inc.
Sunterra Financial           30.00                                  30.00  ck         7/5/00             30.00
Services, Inc.
                                                                                                          0.00
                            315.00         -                -      315.00                               315.00

Sunterra Financial          554.00                                 554.00  ck         7/5/00            554.00
Services, Inc.
Sunterra Financial      150,000.00                             150,000.00  ck         7/5/00        150,000.00
Services, Inc.
Sunterra Financial           21.75                                  21.75  ck         7/5/00             21.75
Services, Inc.
Sunterra Financial          196.00                                 196.00                               196.00
Services, Inc.
Sunterra Financial           30.00                                  30.00                                30.00
Services, Inc.
Sunterra Financial        5,000.00                               5,000.00                             5,000.00
Services, Inc.
Sunterra Financial        1,877.50                               1,877.50                             1,877.50
Services, Inc.

Legal                   Date                                Payable
Entity                Received      Invoice Payable to       From     Description of Invoice / Service    Commission     Other
------------------------------------------------------------------------------------------------------------------------------------
Sunterra Financial                Wilson, Tim D & Karolee   SFS                                                            144.00
Services, Inc.
Sunterra Financial     7/27/00    First American Title      SFS    Title work for DIP lender                            13,776.00
Services, Inc.
Sunterra Financial                Affirmed Medical          SFS                                                             39.36
Services, Inc.
Sunterra Financial                Chicago Title Service     SFS                                                            655.00
Services, Inc.
Sunterra Financial                Clement Communications    SFS                                                              7.10
Services, Inc.
Sunterra Financial                Corporate Express         SFS                                                              7.85
Services, Inc.
Sunterra Financial                Fedex                     SFS                                                            818.48
Services, Inc.
Sunterra Financial
Services, Inc.
                                                                          Sub-Total for Miscellaneous             -    173,127.04

Sunterra Financial                Concord Servicing         SFS                                                        147,548.30
Services, Inc.
Sunterra Financial                Copelco Capital Inc       SFS                                                            333.84
Services, Inc.
Sunterra Financial                Credit Data Services      SFS                                                          7,650.00
Services, Inc.
Sunterra Financial                ES Financial Corp         SFS                                                         27,166.23
Services, Inc.
Sunterra Financial                Finova Portfolio          SFS                                                         12,289.75
Services, Inc.
Sunterra Financial                First American Title      SFS                                                            800.00
Services, Inc.
Sunterra Financial                First Data Solutions      SFS                                                            743.22
Services, Inc.
Sunterra Financial                La Salle Bank             SFS                                                         34,709.11
Services, Inc.
Sunterra Financial                Purchase Power            SFS                                                          2,700.61
Services, Inc.
Sunterra Financial                Advanced Marketing Corp   SFS                                                          1,500.00
Services, Inc.


                                                                          Sub-Total for Professional Fees         -    235,441.06

Sunterra Financial                Various                   SFS       July Payroll                                     158,804.00
Services, Inc.
                                                                                     Sub-Total for Payroll        -    158,804.00


Legal                   Date                                Payable     Pre         Post-Petition        check  Check/wire
Entity                Received      Invoice Payable to       From    Petition  1st Day Order Subsequent   wire    Date      Total
------------------------------------------------------------------------------------------------------------------------------------
Sunterra Financial                Wilson, Tim D & Karolee   SFS                                  144.00                      144.00
Services, Inc.
Sunterra Financial     7/27/00    First American Title      SFS                               13,776.00                   13,776.00
Services, Inc.
Sunterra Financial                Affirmed Medical          SFS                                   39.36                       39.36
Services, Inc.
Sunterra Financial                Chicago Title Service     SFS                                  655.00                      655.00
Services, Inc.
Sunterra Financial                Clement Communications    SFS                                    7.10                        7.10
Services, Inc.
Sunterra Financial                Corporate Express         SFS                                    7.85                        7.85
Services, Inc.
Sunterra Financial                Fedex                     SFS                                  818.48                      818.48
Services, Inc.
Sunterra Financial                                                                                                             0.00
Services, Inc.
                                                                          -                  173,127.04                  173,127.04

Sunterra Financial                Concord Servicing         SFS                              147,548.30                  147,548.30
Services, Inc.
Sunterra Financial                Copelco Capital Inc       SFS                                  333.84                      333.84
Services, Inc.
Sunterra Financial                Credit Data Services      SFS                                7,650.00                    7,650.00
Services, Inc.
Sunterra Financial                ES Financial Corp         SFS                                27,166.23                  27,166.23
Services, Inc.
Sunterra Financial                Finova Portfolio          SFS                                12,289.75                  12,289.75
Services, Inc.
Sunterra Financial                First American Title      SFS                                   800.00                     800.00
Services, Inc.
Sunterra Financial                First Data Solutions      SFS                                   743.22                     743.22
Services, Inc.
Sunterra Financial                La Salle Bank             SFS                                34,709.11                  34,709.11
Services, Inc.
Sunterra Financial                Purchase Power            SFS                                 2,700.61                   2,700.61
Services, Inc.
Sunterra Financial                Advanced Marketing Corp   SFS                                 1,500.00                   1,500.00
Services, Inc.
                                                                                                                               0.00
                                                                                                                               0.00
                                                                          -                   235,441.06                 235,441.06

Sunterra Financial                Various                   SFS                               158,804.00     -           158,804.00
Services, Inc.
                                                                          -                   158,804.00     -           158,804.00


                                                                                                                       -------------
                                             Total Outflows for Sunterra Financial Services, Inc. (aka SFS)              671,157.46
                                                                                                                       =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                    $          990
Interest income                                                     18,093
Other income (loss)                                               (265,062)
                                                            --------------
   Total revenues                                                 (245,979)
                                                            --------------

Costs & operating expenses:
---------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                    61,773
Provision for doubtful accounts                                     50,000
Loan portfolio expenses                                             (1,211)
General & administrative                                            12,516
Depreciation & amortization                                         41,188
                                                            --------------
Total costs & operating expenses                                   164,266
                                                            --------------

(Loss) income from operations                                     (410,245)

Interest expense                                                        58
Realized loss on available-for-sale securities                           -
Bankruptcy expenses                                                      -
                                                            --------------
Loss before provision for taxes                                   (410,303)

Provision for income taxes                                               -
                                                            --------------
Net (loss) income                                           $     (410,303)
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                   $      309,263
Cash in escrow and restricted cash                                 142,797
Mortgage receivables, net                                        1,899,118
Retained interests                                                       -
Intercompany receivable                                        (10,712,644)
Due from related parties                                          (212,507)
Other receivables, net                                           1,642,987
Prepaid expenses and other assets                                  461,538
Investment in joint ventures                                             -
Real estate and development costs                                7,454,993
Property and equipment, net                                      5,739,270
Intangible assets                                                        -
                                                            --------------

Total assets                                                $    6,724,815
                                                            ==============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $    2,660,155
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         314,586
Accrued liabilities                                                294,412
Notes payable not subject to compromise                             27,478
Deferred taxes                                                           -
                                                            --------------
Total liabilities                                                3,296,631
                                                            --------------

Stockholders' equity                                             3,428,184

Total liabilities and equity                                $    6,724,815
                                                            ==============

                                                            Form No. 8

United States Bankruptcy Court For the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000


                                                              Sunterra
Legal entity                                           St. Croix, Inc.
Bankruptcy filing number                                  00-5-6966-JS
                                                          ------------
Inflows:
--------
Deposit/Collection
------------------
Resort Deposits:                                        $            -
   Subtotal-Deposit/Collection Inflows                               -
                                                        --------------
Other
-----
Asset Sales                                                          -
                                                        --------------
   Total Cash Inflows                                                -

Outflows:
---------
Payroll-Resorts (S&W)                                           25,000
                                                        --------------
   Total Cash Inflows                                   $       25,000

Legal                         Date                           Payable
Entity                      Received   Invoice Payable to     From      Description of Invoice /  Service  Commission
--------------------------------------------------------------------------------------------------------------------------
Sunterra St. Croix, Inc.                Various             St Croix      July Payroll

                                                                  Sub-Total for Payroll                             -


Legal                                         Pre-              Post - Petition          check    Check/wire
Entity                           Other      Petition      1st Day Order   Subsequent     wire        Date           Total
----------------------------------------------------------------------------------------------------------------------------
Sunterra St. Croix, Inc.       25,000.00                                  25,000.00                                25,000.00
                                                                                                                        0.00
                               25,000.00         -                -       25,000.00                                25,000.00
                                                                                                             ---------------
                                                    Total Outflows for Sunterra St. Croix, Inc.                    25,000.00
                                                                                                              ==============
                                                                    00-5-6966-JS

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000

                                                              Williamsburg
Legal entity                                               Vacations, Inc.
Bankruptcy filing number                                      00-5-6967-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                   $             -
Interest income                                                          -
Other income (loss)                                                      -
                                                           ---------------
   Total revenues                                                        -
                                                           ---------------

Costs & operating expenses:
--------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General & administrative                                                 -
Depreciation & amortization                                              -
                                                           ---------------
Total costs & operating expenses                                         -
                                                           ---------------

(Loss) income from operations                                            -

Interest expense                                                         -
Realized loss on available-for-sale securities                           -
Bankruptcy expenses                                                      -
                                                           ---------------
Income before provision for taxes                                        -
Provision for income taxes                                               -
                                                           ---------------
Net (loss) income                                          $             -
                                                           ===============

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000

                                                             Williamsburg
Legal entity                                              Vacations, Inc.
Bankruptcy filing number                                     00-5-6967-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                   $           -
Cash in escrow and restricted cash                                      -
Mortgage receivables, net                                               -
Retained interests                                                      -
Intercompany receivable                                           114,090
Due from related parties                                                -
Other receivables, net                                                250
Prepaid expenses and other assets                                 100,000
Investment in joint ventures                                    2,822,054
Real estate and development costs                                   4,600
Property and equipment, net                                             -
Intangible assets                                                       -
                                                            -------------
Total assets                                                $   3,040,994
                                                            =============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                      $           -
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                                    (1)
Notes payable not subject to compromise                                 -
Deferred taxes                                                          -
                                                            -------------
Total liabilities                                                      (1)
                                                            -------------

Stockholders' equity                                            3,040,995

Total liabilities and equity                                $   3,040,994
                                                            =============

                                                   Form No. 8

United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                   Williamsburg
Legal entity                                    Vacations, Inc.
Bankruptcy filing number                           00-5-6967-JS
                                                   ------------

No Cash Flow for this entity.

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Income Statement
For the Month Ended July 31, 2000


                                                                    Design
                                                           Internationale-
Legal entity                                                     RMI, Inc.
Bankruptcy filing number                                      00-5-8313-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                  1,018
                                                              ------------
   Total revenues                                                    1,018
                                                              ------------

Costs & operating expenses:
--------------------------
Vacation interests cost of sales                                       999
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General & administrative                                            20,181
Depreciation & amortization                                              -
                                                              ------------
Total costs & operating expenses                                    21,180
                                                              ------------

(Loss) income from operations                                      (20,162)

Interest expense                                                         -
Realized loss on available-for-sale securities                           -
Bankruptcy expenses                                                      -
                                                              ------------
Loss before provision for taxes                                    (20,162)

Provision for income taxes                                               -
                                                              ------------
Net (loss) income                                             $    (20,162)
                                                              ============

United States Bankruptcy Court for the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Balance Sheet
July 31, 2000


                                                                       Design
                                                              Internationale-
Legal entity                                                        RMI, Inc.
Bankruptcy filing number                                         00-5-8313-JS
                                                                 ------------
Assets:
-------
Cash and cash equivalents                                        $          -
Cash in escrow and restricted cash                                          -
Mortgage receivables, net                                                   -
Retained interests                                                          -
Intercompany receivable                                             3,152,575
Due from related parties                                                    -
Other receivables, net                                                 85,529
Prepaid expenses and other assets                                       2,471
Investment in joint ventures                                                -
Real estate and development costs                                           -
Property and equipment, net                                                 -
Intangible assets                                                           -
                                                                 ------------

Total assets                                                     $  3,240,575
                                                                 ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           $  1,438,650
Notes payable subject to compromise                                         -
Accounts payable not subject to compromise                             40,688
Accrued liabilities                                                       394
Notes payable not subject to compromise                                     -
Deferred taxes                                                              -
                                                                 ------------
Total liabilities                                                   1,479,732
                                                                 ------------

Stockholders' equity                                                1,760,843

Total liabilities and equity                                     $  3,240,575
                                                                 ============

                                                             Form No. 8

United States Bankruptcy Court For the District of
Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et al., Debtors
Cash Flow Statement
For the Month Ended July 31, 2000

                                                                 Design
                                                        Internationale-
Legal entity                                                  RMI, Inc.
Bankruptcy filing number                                   00-5-8313-JS
                                                           ------------
Inflows:
--------
Deposit/Collection
------------------
Other-Design International                                 $     10,147
                                                           ------------
   Subtotal-Deposit/Collection Inflows                           10,147

Other
-----
Asset Sales                                                           -
                                                           ------------
   Total Cash Inflows                                            10,147

Outflows:
--------
Operating-Resorts                                                 1,317
                                                           ------------
   Total Cash Inflows                                      $      1,317

Legal                              Date                         Payable        Description of                            Pre-
Entity                            Received  Invoice Payable to    From          Invoice/Service     Comm  Other      Petition
------------------------------------------------------------------------------------------------------------------------------------
Design Internationale -RMI, Inc.  7/13/00  Dina Caruso          Design Expense Advance                     450.00

                                                                      Sub-Total for Expense Reports   -    450.00         -

Design Internationale -RMI, Inc.  7/12/00  Fulford Van          Design Moving                              314.82
Design Internationale -RMI, Inc.  7/25/00  Fulford              Design Moving                              182.91

                                                                Sub-Total for Repairs & Maintenance   -    497.73         -

Design Internationale -RMI, Inc.  7/12/00  Tropitone Furniture  Design                                     369.08

                                                                      Sub-Total for Miscellaneous     -    369.08         -

Legal                                   Post - Petition      check Check/wire
Entity                            1st Day Order   Subsequent  wire   Date     Total
-----------------------------------------------------------------------------------------
Design Internationale -RMI, Inc.                    450.00                       450.00
                                                                                    -
                                          -         450.00                       450.00

Design Internationale -RMI, Inc.                    314.82                       314.82
Design Internationale -RMI, Inc.                    182.91                       182.91
                                                                                    -
                                          -         497.73                       497.73

Design Internationale -RMI, Inc.                    369.08                       369.08
                                          -
                                          -         369.08                       369.08

                                                                           ------------
     Total Outflows for Design Internationale - RMI, Inc.                      1,316.81
                                                                           ============
     00-5-8313-JS